UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

180 Maiden Lane, Suite 1302, New York, New York 10038

(Address of Principal Executive Offices)

Carole M. Laible

Domini Impact Investments LLC

180 Maiden Lane, Suite 1302

New York, New York 10038

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2022

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Annual Report 2022

July 31, 2022

Domini Impact Equity FundSM

Domini International Opportunities FundSM

Domini Sustainable Solutions FundSM

Domini Impact International Equity FundSM

Domini Impact Bond FundSM

Thousands of starfish washed ashore.

A little girl began placing them back in the water

so they wouldn’t die.

“Don’t bother, dear,” her mother said,

“it won’t make a difference.”

The girl stopped for a moment and

looked at the starfish in her hand.

“It will make a difference to this one.”

Sign up for Domini news and impact updates at domini.com/subscribe

Table of Contents

2	Letter to Shareholders

3	A Transformational Climate Transition

Fund Performance and Holdings

10	Domini Impact Equity Fund

25	Domini International Opportunities Fund

42	Domini Sustainable Solutions Fund

51	Domini Impact International Equity Fund

67	Domini Impact Bond Fund

91	Expense Example

Financial Statements

94	Domini Impact Equity Fund

95	Domini International Opportunities Fund

96	Domini Sustainable Solutions Fund

97	Domini Impact International Equity Fund

138	Domini Impact Bond Fund

Board of Trustees’ Approval of Continuance of Management and Submanagement Agreements

164	Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund

178	Statement Regarding Liquidity Risk Management Program

180	Trustees and Officers

184	Proxy Voting Information

184	Quarterly Portfolio Schedule Information

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

The news hasn’t been easy. To get out of the present gloom, it’s helpful to look toward the future — and reflect on the past. In times like these, a historical perspective can be comforting. We know markets rise and fall, that pandemics come and go, that laws change, and that wars do end.

While we can’t control everything, we can have our say in some things. We can choose where we shop, what companies we support, and who we vote for. We can also choose to leverage finance as a force for positive change in the world. The whole goal of our industry is to ensure that investors work toward a livable planet, inhabited by people who care. So as we continue our work, engaging companies and inspiring investors and organizations, it’s important to keep our long-term mission in mind.

We recently adapted our Impact Investment Standards to enhance our approach to corporate climate change policies and practices, cyberwarfare, and company efforts to address systemic racism. In doing so, we stay true to our core goals but make enhancements and modernizations in response to a changing world.

Throughout our 30-year impact investing journey, our twin goals of universal human dignity and ecological sustainability have guided us and grown us. In our annual essay, we discuss how as investors, climate change is an urgent matter. That’s why we’re taking a close look at the future of corporate climate action. We believe companies’ climate transition plans should contain bold, credible action based on science-based targets and the needs of their community. You’ll learn more about how we evaluate companies and our key performance indicators for corporate climate action plans in our essay entitled “A Transformational Climate Transition”.

Thank you for being part of our Domini community. We’re investing for good because we believe the world has the potential to be greener and greater. Together, we can make a difference. There truly is strength in numbers.

Carole Laible CEO	Amy Domini Founder and Chair

A TRANSFORMATIONAL CLIMATE TRANSITION

On August 16, President Biden signed the Inflation Reduction Act into law. The surprise deal, which came after a year debate, represents a level of climate action that has eluded U.S. policy makers for decades and sends a signal to the global community that the U.S. is on board. The law is complex and our work is just beginning — but it is bold action and an unmistakable step in the right direction.

Capitol Hill, of course, isn’t the only place where climate action takes place. It can’t be. Years of Congressional gridlock has meant that communities, companies, and their investors have become key drivers of climate action. The new legislation has created a new sense of momentum and optimism for everyone working on the climate crisis. As we embark on this crucial opportunity to restructure our economy, we cannot afford to replicate the problems of the past. We need an ambitious, substantive climate response that puts equity at its very center. There’s no time for delay — and we know companies around the world are building solutions that our investments can help bring to scale.

At Domini, climate change has long been central to our investment approach and to our vision of ourselves as impact investors. We can help create a better future through our choices, and so can each individual.

What We Look At

Our core goals are universal human dignity and ecological sustainability. They’ve shaped how we analyze, invest in, and seek to influence companies since day one. There are certain lines of business that we believe are fundamentally misaligned with our goals. Our response? We don’t invest in them, plain and simple.

Steering clear of fossil fuels

We do not invest in companies in the GICS Energy Sector1 and those involved in oil and natural gas exploration and production. Further, we avoid companies that provide significant services to energy, such as energy transporters, as well as coal mining and utility companies with significant power generation coming from coal. We don’t invest in utilities that have either announced plans for new coal-fired power plants or started new construction after the Paris Agreement was adopted in 2015.

1 The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments.

The finer points

Excluding fossil fuels is an essential first step in building portfolios geared for a more sustainable economy. But most research questions aren’t so cut-and-dry. Whether a company is contributing towards a greener future often depends on their business model, their climate transition plans, and their efforts to center the needs of their communities, customers, and other stakeholders.

Effectively analyzing those points means getting down to the details — so we’ve evolved our Impact Investment Standards accordingly. We go beyond the assessment of greenhouse gas emissions reductions. We look for evidence that companies are aiming to lower their climate impact by shifting their capital expenditure to energy efficiency, renewable energy, recycling and circular economy initiatives, business transformation, physical risk mitigation, and a just transition. These plans should incorporate thorough assessments of risks and opportunities across their markets and industries, and recognize the intersection between environmental issues and social justice in the low-carbon transition.

Here’s a closer look at some of the finer points:

Science-based targets

Corporate climate goals must be rigorous. We look to see whether companies’ goals reflect the best available climate science, rather than what’s easily achievable. The Science Based Targets Initiative (SBTi) is helping make the process more standardized, establishing necessary pathways for each sector to meet the Paris Agreement’s 2050 global temperature targets and working with companies to set and validate aligned climate goals.

Moving away from inadequate solutions

Carbon offsets generally aim to balance out emissions by funding a carbon-negative project (e.g., reforestation) somewhere else. At Domini, we understand that offsets will play a role in the climate transition — especially for industries that are fundamentally harder to decarbonize. At the same time, we’re aware that some companies may use carbon offsets to delay or avoid real emissions reductions. Many offset projects lack clear methodologies and monitoring systems — and often infringe on local communities’ rights or fail to reach their promised emissions targets. Companies need to steer clear of climate projects that do more for their image than for our planet and communities.

Rethinking business, regenerating nature

It’s crucial that companies go beyond minimizing harms, and instead develop business models that benefit the environment. Our research team sees this in terms of value creator companies, a lens which originated as part of our Forest Project. We go beyond asking companies to be neutral with respect to forests, and instead focus on identifying those that have aligned their business strategies with solutions for shared value creation that we can help to accelerate.

The circular economy is also central to addressing climate change because it will help companies reduce emissions and minimize their impact on ecosystems. We look for companies that are beginning to re-conceptualize their products so that all components can be reused, repaired, or reincorporated into nature. You can read our deep dive on circular approaches to learn more.

Climate Action Now: Enphase

Enphase produces microinverters and battery storage systems. Its innovations have bolstered the role of solar energy in the climate transition. It is a long-standing partner of the non-profit GRID Alternatives and is helping offset $220 million in energy costs for families in low-income housing. Further, Enphase has worked to make its manufacturing processes more efficient, recycling 90% of its total electronic waste each year.

Thinking Big, Working Collaboratively

As impact investors, our main focus is identifying companies that are helping create a more sustainable future. But our scope isn’t limited just to corporate climate action. We know that companies’ climate work intersects with local environmental justice challenges, federal climate policy, and much more. We strive to make an impact at these intersections.

A shifting narrative

It’s critical that governments, companies, and individuals do a better job of protecting the most vulnerable communities and seeking their input to shape the climate transition. But climate action hasn’t always worked that way. Ten — even five — years ago, many initiatives seriously under-valued environmental justice, or ignored it entirely. Community organizers, activists, and Indigenous leaders have been instrumental in changing that. Today, climate justice is increasingly a guiding principle in climate initiatives, policy design, and sustainable investing. The Inflation Reduction Act includes a major focus on revitalizing communities that are marginalized, underserved, and overburdened by pollution.

Justice through collaboration

Historically marginalized communities and communities of color have long bore the brunt of climate change and other environmental fallout. Now, as the global economy pivots towards sustainability, we have an opportunity to prevent this kind of harmful inequity. Domini knows that a company’s climate transition plan is not effective unless it upholds and strengthens climate justice, which means understanding the needs of their workers, neighbors, and local leaders and taking their priorities into account. Equitable climate action helps reduce global carbon emissions while also ensuring job security and safely reducing the local air and water pollution that has historically burdened underserved communities.

Engaging On Equity: National Grid

Our recent engagement with the global utility National Grid PLC highlights the need for climate action that is both ambitious and intersectional. We expressed support for its net zero emissions commitment, but also urged the company to center the needs of stakeholders most likely to be impacted: workers and community groups.

We sought insights from union representatives and local environmental advocates in Massachusetts and New York, where National Grid has a presence. These experts helped us identify areas for continued improvement: making sure stakeholders are at the table, prioritizing racial justice, and building trust with community partners.

Policy as a foundation

Good climate policy puts companies and investors in a better position to drive progress. The Inflation Reduction Act, for example, will invest $369 billion in renewable energy and other climate tech.2 It extends key subsidies for businesses and offers consumer tax credits. Well-designed policies, in the U.S. and around the world, serve as a foundation upon which climate-forward companies can grow and investors can invest in a greener world. That’s why we believe it is so important to understand the policy landscape and, when possible, engage on key issues.

Better information for better decisions

Investors and other stakeholders need to know how companies are addressing climate change. As global disclosure frameworks on sustainability continue to expand, they are honing in on key climate information. Recently, the U.S. Securities and Exchange Commission proposed new requirements that would enhance how companies disclose information on climate-related risks. We submitted a comment to the SEC, writing in support of the proposal and discussing how we use relevant climate information in our investment analysis, engagement work, and proxy voting.

Climate engagements and partnerships

Collective action is one of our best mechanisms for encouraging progress at the company level. We’re part of Climate Action 100+, which has brought together over 700 investors to engage companies that represent 80% of global industrial emissions.3 We also frequently work with other partners including Ceres, ShareAction, and the Finance for Biodiversity Pledge to engage on topics like climate benchmarks, decarbonization plans, deforestation, and much more. Collaborating with partners helps us reach more of our portfolio companies and increase our leverage in engagements by bringing together more investors.

2 https://www.whitehouse.gov/briefing-room/speeches-remarks/2022/08/16/remarks-by-president-biden-at-signing-of-h-r-5376- the -inflation-reduction-act-of-2022/

3 https://www.climateaction100.org/whos-involved/companies/

Engaging Through Partnerships: Koninklijke DSM

Many everyday products — like plastics, fertilizers, and even clothing — are made using fossil fuels. That is why we work with ShareAction and other investors to engage with chemicals companies on their decarbonization strategies. Recently, we dialogued with Koninklijke DSM, a Dutch company that produces chemicals, medicine, nutrients, and other materials. DSM has some of the most ambitious climate goals in its industry. We acknowledged the company’s climate commitment and innovations, and worked to support DSM’s transition toward using bio-based and natural inputs instead of fossil fuel-based materials.

Doing Our Part

Decades of research and activism on climate change have given us a clear sense of the path forward. And in recent months, we’ve gained a newfound momentum. Now, it’s time to put it all together. No single individual, community, company, or government has all the tools to combat climate change. But we all have something.

At Domini, we know what part of the solution we have to offer. We work hard to exercise our levers for change — our exclusions that ensure we avoid harmful industries; our research that helps us identify forward-thinking companies with thorough climate transition plans; our engagement work that strives to improve corporate climate action. And we’re incredibly fortunate that our shareholders allow us to do this on their behalf — whether they’ve been with us for 20 years or 20 days. Impact investors are working hard to do their part: investing thoughtfully, with the goal of making our world a better place to live.

“The global climate crisis is urgent and enormous. The future itself is at risk. But meeting the challenge isn’t impossible. We can help give ourselves the breathing room we need to cope with global warming and transition to a more sustainable way of life. It’s not too late.”

–Amy Domini

An investment in the Domini Funds is not a bank deposit and not insured. Investing involves risk, including possible loss of principal. The market value of Fund investments will fluctuate.

The Domini Impact Equity Fund is subject to certain risks including impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. The Domini International Opportunities Fund is subject to certain risks including foreign investing, geographic focus, country, currency, impact investing, and portfolio management risks. The Domini Sustainable Solutions Fund is subject to certain risks including sustainable investing, portfolio management, information, market, recent events, mid- to large-cap companies and small-cap companies risks. The Domini Impact International Equity Fund is subject to certain risks including foreign investing, emerging markets, geographic focus, country, currency, impact investing, and portfolio management risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks may be heightened in connection with investments in emerging market countries. The Domini Impact Bond Fund is subject to certain risks including impact investing, portfolio management, style, information, market, recent events, interest rate and credit risks.

The Adviser’s evaluation of environmental and social factors in its investment selections and the timing of the Subadviser’s implementation of the Adviser’s investment selections will affect the Funds’ exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of a Fund depending on whether such investments are in or out of favor. The value of your investment may decrease if the Adviser’s or Subadviser’s judgement about Fund investments does not produce the desired results. There is a risk that information used by the Adviser to evaluate environmental and social factors, may not be readily available or complete, which could negatively impact the Adviser’s ability to evaluate such factors and Fund performance.

As of 7/31/2022, Enphase Energy represented 1.07%, 0.28% and 6.44% of the Domini Impact Equity Fund’s portfolio, Domini International Opportunities Fund’s portfolio, and the Domini Sustainable Solutions Fund’s portfolio, respectively. As of 7/31/2022, National Grid PLC represented 0.19% and 0.70% of the Domini Impact Equity Fund’s portfolio and Domini International Opportunities Fund’s portfolio, respectively. As of 7/31/2022, Koninklijke DSM represented 0.39% of the Domini International Opportunities Fund’s portfolio. The composition of each Fund’s portfolio is subject to change. The Domini Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.

This report is not authorized for distribution to prospective investors of the Domini Funds referenced herein unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing herein is to be considered a recommendation concerning the merits of any noted company, or an offer of sale or solicitation of an offer to buy shares of any Fund or company referenced herein. Such offering is only made by prospectus, which includes details as to the offering price and other material information. Carefully consider the Funds’ investment objectives, risk factors and charges and expenses before investing. This and other important information can be found in the Funds’ prospectus, which may be obtained by calling 1-800-582-6757 or at domini.com.

The Domini Funds are only offered for sale in the United States. DSIL Investment Services LLC, Distributor, Member FINRA. Domini Impact Investments LLC is the Funds’ Adviser. The Funds are subadvised by unaffiliated entities. 9/22

DOMINI IMPACT EQUITY FUND

Performance Commentary (Unaudited)

The Fund invests in a diversified portfolio of primarily mid- to large-cap U.S. equities. Domini makes all security selections and investment decisions, combining two unique strategies: “Core” and “Thematic Solutions.” Core seeks to provide diversified exposure to the U.S. equity market through a broad selection of companies that demonstrate strong environmental and social performance relative to their peers. Thematic Solutions seeks to provide opportunistic exposure to solution-oriented companies helping to address sustainability challenges, as determined by Domini’s environmental, social, and financial research and analysis. As of July 31, 2022, 94.9% of the Fund’s portfolio was allocated to its Core strategy and 5.1% was allocated to its Thematic Solutions strategy (excluding cash).

SSGA Funds Management, Inc. (SSGA FM), an SEC-registered investment adviser, serves as Subadviser to the Fund, responsible for purchasing and selling securities to implement Domini’s investment instructions and for managing the Fund’s short-term investments. SSGA FM is unaffiliated with the Domini Funds, other than with respect to the provision of submanagement services.

Portfolio Performance:

The Domini Impact Equity Fund Investor shares returned -12.65% for the twelve-month period ended July 31, 2022, underperforming the S&P 500 Index (the “benchmark”) return of -4.64%.

A confluence of events created an extremely challenging environment for equity investors over the last year. Supply-chain constraints and pent-up consumer demand emerging from the pandemic created inflationary pressures that the Federal Reserve and other major central banks initially believed to be largely transitory in nature. However, Russia’s full-scale invasion of Ukraine after months of posturing contributed to a global rise in food and energy prices, and U.S. inflation soared to its fastest pace in over fifty years. To combat this, the Fed pivoted to a much more aggressive monetary tightening and rate-hike cycle than had been anticipated, and investor fears of an economic slowdown and potential recession mounted, driving a sharp selloff in risk assets. As market liquidity dried up, equity valuation multiples contracted, particularly within more growth-oriented sectors and among smaller-capitalization stocks.

These conditions were especially difficult for the Domini Funds, including the Domini Impact Equity Fund, as our Impact Investment Standards generally lead us to favor growth and innovation. The Fund’s lack of exposure to the Energy sector, which the Domini Funds do not invest in due to our exclusionary standards on fossil fuels, was a significant drag on results relative to the benchmark. Energy stocks were the best performing sector of the market over the twelve-month period, returning 67.4% within the S&P 500, driven by higher prices and supply shortages exacerbated by the war in Ukraine. Our underweight to Utilities — which was the next strongest sector in the S&P 500 with a return of 15.6% — also detracted. Several of the Fund’s alternative energy investments helped mitigate some of this impact, with top contributors including overweight positions in solar microinverter company Enphase Energy (+49.9%) and electric vehicle manufacturer Tesla (+29.7%).

Despite these and other individual strong performers, overall security selection was the primary driver of the Fund’s underperformance for the period. Selection was particularly weak in the Information Technology sector, but also detracted in Health Care and Industrials. This was partially offset by stronger selection in Communication Services, where the Fund benefitted from not owning Facebook parent Meta Platforms (-55.3%), which was not approved for investment by Domini.

Many of the largest detractors from relative results included non-benchmark stocks held under the Fund’s Thematic Solutions “digital divide” theme, including video conferencing services provider Zoom Video Communications, eSignature company DocuSign, and online learning platform Chegg, which declined 72.5%, 80.0%, and 78.0%, respectively, during the periods they were held by the Fund. (The Fund sold its positions in both DocuSign and Chegg and reduced its position in Zoom before the end of the period). Shopify, an e-commerce company held in the Fund’s Core strategy, was also a top detractor, declining 76.8%. Many of these stocks had been top performers earlier in the pandemic but saw their gains reversed as investor focus shifted to inflation and higher interest rates.

While this was a difficult year for the Fund, it did experience some relief late in the period, as better-than-expected corporate earnings and signs that inflation could be nearing a peak contributed to a strong summer rally, with beaten-down technology stocks taking the lead. We believe that the anomalous underperformance of growth-oriented equities experienced over the last twelve months is extremely unlikely to persist. As we continue to monitor macroeconomic conditions and central bank policy — and look for signs of a sustained market recovery — our focus remains on investing in quality companies that demonstrate peer-relative environmental and social leadership and deliver needed solutions. We maintain strong conviction in our long-term investment approach and believe our Impact Investment Standards will help us create sustainable, long-term value for our Funds’ shareholders, our planet, and our global community.

The table and bar chart below provide information as July 31, 2022, about the ten largest holdings of the Domini Impact Equity Fund and its portfolio holdings by industry sector:

TEN LARGEST HOLDING (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Apple, Inc.	8.8%	NVIDIA Corp.	1.6%

Microsoft Corp.	7.5%	Visa, Inc. Class A	1.2%

Alphabet, Inc. Class A	4.7%	Proctor & Gamble Co. (The)	1.2%

Amazon.com, Inc.	4.3%	Home Depot, Inc. (The)	1.1%

Tesla, Inc.	2.7%	Mastercard, Inc. Class A	1.1%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 7/31/2022, included herein. The composition of the Fund’s portfolio is subject to change.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

DOMINI IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Investor shares	S&P 500

1 Year	-12.65%	-4.64%

5 Year	10.77%	12.83%

10 Year	10.98%	13.80%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND INVESTOR SHARES (DSEFX) AND S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018, with SSGA Funds Management, Inc. as its subadviser. Performance information for periods prior to December 1, 2018, reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Investor share annual operating expenses totaled 1.09% (gross and net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share expenses to 1.09% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500

1 Year	-16.82%	-12.67%	-4.64%

5 Year	9.69%	10.77%	12.83%

10 Year	10.43%	10.97%	13.80%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND CLASS A SHARES (DSEPX) (WITH 4.75% MAXIMUM SALES CHARGE) AND S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018, with SSGA Funds Management, Inc. as its subadviser. Performance information for periods prior to December 1, 2018, reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Class A share annual operating expenses totaled 1.31% /1.09% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.09% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Institutional shares	S&P 500

1 Year	-12.36%	-4.64%

5 Year	11.15%	12.83%

10 Year	11.38%	13.80%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND INSTITUTIONAL SHARES (DIEQX) AND S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018, with SSGA Funds Management, Inc. as its subadviser. Performance information for periods prior to December 1, 2018, reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Institutional share annual operating expenses totaled 0.74% (gross and net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 0.74% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Class Y shares	S&P 500

1 Year	-12.42%	-4.64%

5 Year	11.10%	12.83%

10 Year	11.31%	13.80%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND CLASS Y SHARES (DSFRX) AND S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018, with SSGA Funds Management, Inc. as its subadviser. Performance information for periods prior to December 1, 2018, reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Class Y share annual operating expenses totaled 1.05%/0.80% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y share expenses to 0.80% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2022

SECURITY	SHARES	VALUE
Long Term Investments – 94.8%
Common Stocks – 94.8%
Communication Services – 8.8%
Alphabet, Inc., Class A (a)	370,900	$43,143,088
Altice USA, Inc., Class A (a)	8,300	87,233
AT&T, Inc.	233,185	4,379,214
Charter Communications, Inc., Class A (a)	2,558	1,105,312
Comcast Corp., Class A	145,421	5,456,196
Electronic Arts, Inc.	9,318	1,222,801
Lumen Technologies, Inc.	33,100	360,459
Netflix, Inc. (a)	14,238	3,202,126
New York Times Co. (The), Class A	62,327	1,991,348
Omnicom Group, Inc.	6,700	467,928
Pinterest, Inc., Class A (a)	19,300	375,964
Roku, Inc. (a)	4,000	262,080
SoftBank Group Corp. ADR	70,183	1,464,719
Spotify Technology SA (a)	3,900	440,778
Take-Two Interactive Software, Inc. (a)	3,481	462,033
TELUS Corp.	45,694	1,050,962
T-Mobile US, Inc. (a)	20,600	2,947,036
Verizon Communications, Inc.	127,995	5,912,089
Walt Disney Co. (The) (a)	59,593	6,322,818

		80,654,184

Consumer Discretionary – 11.6%
Amazon.com, Inc. (a)	288,880	38,984,356
Aptiv PLC (a)	8,600	902,054
Best Buy Co., Inc.	6,349	488,810
BorgWarner, Inc.	8,400	323,064
Bright Horizons Family Solutions, Inc. (a)	2,000	187,340
Chipotle Mexican Grill, Inc. (a)	817	1,277,968
Cie Generale des Etablissements Michelin SCA ADR	43,600	607,348
Dollar General Corp.	7,400	1,838,382
eBay, Inc.	18,000	875,340
Etsy, Inc. (a)	4,300	445,996
Garmin, Ltd.	5,246	512,115
Gildan Activewear, Inc.	6,800	199,376
Home Depot, Inc. (The)	33,751	10,157,026
Lowe’s Cos., Inc.	21,241	4,068,289
MercadoLibre, Inc. (a)	1,550	1,261,250
NIKE, Inc., Class B	40,949	4,705,859
NIO, Inc. ADR (a)	51,000	1,006,230
NVR, Inc. (a)	100	439,310
Sony Group Corp. ADR	40,455	3,454,452
Starbucks Corp.	36,667	3,108,628
Tapestry, Inc.	8,000	269,040
Target Corp.	15,051	2,459,032
Tesla, Inc. (a)	27,933	24,900,873
TJX Cos., Inc.	35,700	2,183,412
Ulta Beauty, Inc. (a)	1,598	621,478

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

SECURITY	SHARES	VALUE

Consumer Discretionary (Continued)
VF Corp.	11,800	$527,224
Williams-Sonoma, Inc.	2,200	317,724

		106,121,976

Consumer Staples – 5.9%
Campbell Soup Co.	6,491	320,331
Church & Dwight Co., Inc.	7,712	678,424
Clorox Co. (The)	4,100	581,544
Colgate-Palmolive Co.	27,225	2,143,696
Costco Wholesale Corp.	14,403	7,796,344
Estee Lauder Cos., Inc. (The), Class A	6,977	1,905,419
General Mills, Inc.	19,399	1,450,851
Haleon PLC ADR (a)	82,125	577,339
JM Smucker Co. (The)	3,346	442,743
Keurig Dr Pepper, Inc.	27,600	1,069,224
Kimberly-Clark Corp.	10,918	1,438,883
Kraft Heinz Co. (The)	22,223	818,473
Kroger Co. (The)	21,311	989,683
Lamb Weston Holdings, Inc.	4,900	390,334
L’Oreal SA ADR	39,100	2,959,870
McCormick & Co., Inc.	8,800	768,680
Mondelez International, Inc., Class A	44,947	2,878,406
PepsiCo, Inc.	44,931	7,861,128
Procter & Gamble Co. (The)	78,325	10,880,126
SunOpta, Inc. (a)	260,887	2,301,023
Sysco Corp.	16,403	1,392,615
Unilever PLC ADR	81,685	3,974,792
Walgreens Boots Alliance, Inc.	23,048	913,162

		54,533,090

Financials – 9.6%
Aflac, Inc.	19,015	1,089,560
AGNC Investment Corp.	18,200	229,502
Allstate Corp.	8,800	1,029,336
American Express Co.	18,048	2,779,753
Annaly Capital Management, Inc.	47,900	329,552
Aon PLC, Class A	6,600	1,920,864
Banco do Brasil SA ADR	49,300	341,156
Bank of America Corp.	228,454	7,724,030
Bank of Montreal	21,231	2,138,386
Bank of New York Mellon Corp. (The)	24,200	1,051,732
Bank of Nova Scotia (The)	37,066	2,259,173
BlackRock, Inc.	4,734	3,167,898
Canadian Imperial Bank of Commerce	28,300	1,431,697
Capital One Financial Corp.	12,618	1,385,835
Cboe Global Markets, Inc.	3,300	407,154
Charles Schwab Corp. (The)	49,578	3,423,361
Chubb, Ltd.	12,887	2,431,004
Cincinnati Financial Corp.	5,111	497,505

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

SECURITY	SHARES	VALUE

Financials (Continued)
Citigroup, Inc.	61,508	$3,192,265
CME Group, Inc.	11,598	2,313,569
Comerica, Inc.	4,154	323,057
Commerce Bancshares, Inc.	3,700	257,113
Discover Financial Services	9,000	909,000
DNB Bank ASA ADR	28,740	567,037
East West Bancorp, Inc.	49,344	3,541,912
Equitable Holdings, Inc.	13,200	375,276
Everest Re Group, Ltd.	1,300	339,755
FactSet Research Systems, Inc.	1,200	515,616
Fifth Third Bancorp	21,956	749,139
First Republic Bank	5,800	943,718
Hartford Financial Services Group, Inc. (The)	10,493	676,484
Huntington Bancshares, Inc.	47,600	632,604
Intercontinental Exchange, Inc.	17,995	1,835,310
Invesco, Ltd.	13,803	244,865
KeyCorp	30,900	565,470
London Stock Exchange Group PLC ADR	44,000	1,076,240
M&T Bank Corp.	5,900	1,046,955
MarketAxess Holdings, Inc.	1,300	352,014
Marsh & McLennan Cos., Inc.	16,330	2,677,467
MetLife, Inc.	19,900	1,258,675
Moody’s Corp.	5,114	1,586,618
Morgan Stanley	44,359	3,739,464
MSCI, Inc.	2,505	1,205,757
Nasdaq, Inc.	3,600	651,240
Northern Trust Corp.	6,600	658,548
PNC Financial Services Group, Inc. (The)	13,349	2,215,133
Principal Financial Group, Inc.	8,100	542,214
Progressive Corp. (The)	19,058	2,192,813
Prudential Financial, Inc.	12,161	1,215,978
Raymond James Financial, Inc.	5,950	585,897
Regions Financial Corp.	31,528	667,763
S&P Global, Inc.	11,058	4,168,092
T Rowe Price Group, Inc.	7,411	915,036
Toronto-Dominion Bank (The)	57,517	3,736,879
Travelers Cos., Inc. (The)	7,716	1,224,529
Truist Financial Corp.	43,102	2,175,358
US Bancorp	43,416	2,049,235
W R Berkley Corp.	6,700	418,951
Zions Bancorp NA	5,000	272,750

		88,253,294

Health Care – 13.0%
AbbVie, Inc.	57,452	8,244,936
ABIOMED, Inc. (a)	1,400	410,214
Agilent Technologies, Inc.	9,600	1,287,360
Alcon, Inc.	15,762	1,230,855
Align Technology, Inc. (a)	2,500	702,425

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

SECURITY	SHARES	VALUE

Health Care (Continued)
Alnylam Pharmaceuticals, Inc. (a)	4,100	$582,364
Amgen, Inc.	17,419	4,310,680
AstraZeneca PLC ADR	96,900	6,417,687
Becton Dickinson and Co.	9,251	2,260,112
Biogen, Inc. (a)	4,667	1,003,685
BioMarin Pharmaceutical, Inc. (a)	6,300	542,115
Bio-Rad Laboratories, Inc., Class A (a)	700	394,282
Bio-Techne Corp.	1,300	500,864
Bristol-Myers Squibb Co.	69,601	5,135,162
Catalent, Inc. (a)	5,500	622,050
Cooper Cos., Inc. (The)	1,600	523,200
CSL, Ltd. ADR	31,300	3,184,462
Danaher Corp.	21,615	6,300,124
DENTSPLY SIRONA, Inc.	7,516	271,779
DexCom, Inc. (a)	15,510	1,273,061
Edwards Lifesciences Corp. (a)	20,072	2,018,039
Genmab A/S ADR (a)	20,500	730,210
Gilead Sciences, Inc.	40,946	2,446,523
GSK PLC ADR	75,700	3,192,269
Guardant Health, Inc. (a)	3,300	165,561
Henry Schein, Inc. (a)	4,200	331,086
Hologic, Inc. (a)	53,882	3,846,097
IDEXX Laboratories, Inc. (a)	2,719	1,085,370
Illumina, Inc. (a)	5,049	1,094,017
Incyte Corp. (a)	5,800	450,544
Inspire Medical Systems, Inc. (a)	5,173	1,081,105
Insulet Corp. (a)	2,300	569,940
Intuitive Surgical, Inc. (a)	11,700	2,692,989
Koninklijke Philips NV	29,076	603,036
Lonza Group AG ADR	24,000	1,448,640
Masimo Corp. (a)	1,800	260,244
Merck & Co., Inc.	81,935	7,320,073
Mettler-Toledo International, Inc. (a)	690	931,314
Moderna, Inc. (a)	11,200	1,837,808
Neurocrine Biosciences, Inc. (a)	3,100	291,803
Novo Nordisk A/S ADR	53,878	6,253,081
Organon & Co.	8,823	279,866
PerkinElmer, Inc.	4,000	612,680
Pfizer, Inc.	182,970	9,241,815
QIAGEN N.V. (a)	7,600	377,264
Quest Diagnostics, Inc.	3,715	507,357
Regeneron Pharmaceuticals, Inc. (a)	3,442	2,002,177
ResMed, Inc.	4,646	1,117,456
Sanofi ADR (a)	70,316	3,494,705
Seagen, Inc. (a)	12,149	2,186,577
STERIS PLC	3,300	744,645
Stryker Corp.	10,828	2,325,313
Teleflex, Inc.	1,500	360,690
Thermo Fisher Scientific, Inc.	12,788	7,652,467

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

SECURITY	SHARES	VALUE

Health Care (Continued)
Veeva Systems, Inc., Class A (a)	4,506	$1,007,451
Vertex Pharmaceuticals, Inc. (a)	8,243	2,311,420
Waters Corp. (a)	1,963	714,591
West Pharmaceutical Services, Inc.	2,300	790,188

		119,573,828

Industrials – 5.5%
ABB, Ltd. ADR	54,500	1,655,165
Allegion PLC	3,100	327,670
Ameresco, Inc., Class A (a)	37,626	2,152,960
AO Smith Corp.	4,500	284,715
Assa Abloy AB ADR	62,342	733,142
Brambles, Ltd. ADR	23,000	370,990
Carrier Global Corp.	27,300	1,106,469
Central Japan Railway Co ADR	56,900	665,730
CH Robinson Worldwide, Inc.	4,200	464,940
Cintas Corp.	2,800	1,191,372
Copart, Inc. (a)	7,100	909,510
CoStar Group, Inc. (a)	12,910	937,137
Cummins, Inc.	4,541	1,004,969
Deere & Co.	9,145	3,138,381
Donaldson Co., Inc.	4,000	217,640
Emerson Electric Co.	19,026	1,713,672
Expeditors International of Washington, Inc.	5,300	563,125
FANUC Corp. ADR	64,000	1,099,520
Fastenal Co.	18,458	948,003
Fortune Brands Home & Security, Inc.	4,000	278,720
Generac Holdings, Inc. (a)	2,100	563,430
Graco, Inc.	5,700	382,812
Hubbell, Inc.	1,800	394,236
IAA, Inc. (a)	4,400	166,012
IDEX Corp.	2,600	542,750
Illinois Tool Works, Inc.	8,852	1,839,091
Ingersoll Rand, Inc.	12,869	640,876
JB Hunt Transport Services, Inc.	2,800	513,156
JetBlue Airways Corp. (a)	10,288	86,625
Lennox International, Inc.	1,000	239,530
Masco Corp.	8,100	448,578
Nidec Corp. ADR	66,256	1,148,879
Nordson Corp.	1,800	415,782
Old Dominion Freight Line, Inc.	3,200	971,232
Otis Worldwide Corp.	13,800	1,078,746
Owens Corning	3,133	290,554
Pentair PLC	5,500	268,895
Plug Power, Inc. (a)	19,000	405,460
RELX PLC ADR	62,300	1,839,096
Robert Half International, Inc.	3,600	284,904
Rockwell Automation, Inc.	3,772	962,916
Schneider Electric SE ADR	90,800	2,510,620

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

SECURITY	SHARES	VALUE

Industrials (Continued)
Siemens AG ADR	53,736	$2,995,244
Siemens Energy AG ADR	14,900	245,850
Snap-on, Inc.	1,700	380,885
Stanley Black & Decker, Inc.	4,754	462,707
Toro Co. (The)	3,700	318,163
Trane Technologies PLC	7,707	1,132,852
Trex Co., Inc. (a)	4,000	258,080
United Parcel Service, Inc., Class B	23,993	4,675,996
United Rentals, Inc. (a)	2,300	742,141
Vestas Wind Systems A/S ADR	98,600	852,890
Westinghouse Air Brake Technologies Corp.	5,691	531,938
Wolters Kluwer NV ADR	8,300	900,965
WW Grainger, Inc.	1,470	798,989
Xylem, Inc.	5,800	533,774

		50,588,484

Information Technology – 34.6%
Accenture PLC, Class A	21,500	6,584,590
Adobe, Inc. (a)	15,361	6,299,853
Advanced Micro Devices, Inc. (a)	52,850	4,992,739
Analog Devices, Inc.	16,911	2,908,016
Apple, Inc.	498,096	80,945,581
Applied Materials, Inc.	28,802	3,052,436
ASML Holding NV ADR	12,900	7,410,276
Atlassian Corp. PLC, Class A (a)	4,600	962,872
Autodesk, Inc. (a)	16,747	3,622,711
Automatic Data Processing, Inc.	13,668	3,295,628
Broadcom, Inc.	12,813	6,861,105
Cadence Design Systems, Inc. (a)	8,784	1,634,527
Cisco Systems, Inc.	124,391	5,643,620
Crowdstrike Holdings, Inc., Class A (a)	6,900	1,266,840
Dropbox, Inc., Class A (a)	8,400	191,016
Enphase Energy, Inc. (a)	32,803	9,321,957
First Solar, Inc. (a)	2,900	287,593
Fiserv, Inc. (a)	19,300	2,039,624
Five9, Inc. (a)	2,300	248,676
Infineon Technologies AG ADR	40,000	1,094,000
Intel Corp.	133,779	4,857,515
International Business Machines Corp.	29,366	3,840,779
Intuit, Inc.	9,022	4,115,566
KLA Corp.	4,810	1,844,827
Lam Research Corp.	4,500	2,252,295
Mastercard, Inc., Class A	27,852	9,853,759
Micron Technology, Inc.	36,300	2,245,518
Microsoft Corp.	243,661	68,405,389
NetApp, Inc.	7,008	499,881
NortonLifeLock, Inc.	18,400	451,352
NVIDIA Corp.	78,408	14,241,245
Okta, Inc. (a)	5,000	492,250

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

SECURITY	SHARES	VALUE

Information Technology (Continued)
Palo Alto Networks, Inc. (a)	12,018	$5,998,184
Paychex, Inc.	10,431	1,338,089
Paycom Software, Inc. (a)	1,700	561,833
PayPal Holdings, Inc. (a)	37,600	3,253,528
QUALCOMM, Inc.	36,600	5,309,196
Roper Technologies, Inc.	3,457	1,509,568
Salesforce, Inc. (a)	31,434	5,784,485
ServiceNow, Inc. (a)	6,500	2,903,290
Shopify, Inc., Class A (a)	36,600	1,274,778
Snowflake, Inc., Class A (a)	8,500	1,274,235
Splunk, Inc. (a)	5,200	540,332
STMicroelectronics NV, Class Y	81,036	3,074,506
Synopsys, Inc. (a)	4,943	1,816,553
Texas Instruments, Inc.	30,152	5,393,891
Twilio, Inc., Class A (a)	5,600	474,880
Visa, Inc., Class A	53,300	11,305,463
VMware, Inc., Class A	6,696	778,075
WEX, Inc. (a)	1,516	251,974
Workday, Inc., Class A (a)	6,500	1,008,150
Zoom Video Communications, Inc., Class A (a)	13,431	1,394,944

		317,009,990

Materials – 2.2%
Air Liquide SA ADR	84,810	2,329,731
Air Products and Chemicals, Inc.	7,159	1,777,079
AptarGroup, Inc.	2,100	226,296
Avery Dennison Corp.	2,600	495,196
CRH PLC ADR	24,400	941,596
Ecolab, Inc.	8,248	1,362,322
International Paper Co.	12,300	526,071
Linde PLC (a)	16,130	4,871,260
Mondi PLC ADR	8,000	302,480
Nitto Denko Corp. ADR	9,817	315,420
Novozymes A/S ADR	6,937	443,364
Nucor Corp.	8,592	1,166,794
PPG Industries, Inc.	7,642	988,034
RPM International, Inc.	4,300	388,720
Sherwin-Williams Co. (The)	7,792	1,885,196
Smurfit Kappa Group PLC ADR	8,400	305,928
Steel Dynamics, Inc.	5,700	443,916
Vulcan Materials Co.	4,344	718,193
Westrock Co.	7,885	334,009

		19,821,605

Real Estate – 2.9%
Alexandria Real Estate Equities, Inc.	5,286	876,313
American Tower Corp.	14,909	4,037,804
Boston Properties, Inc.	4,946	450,877
CBRE Group, Inc., Class A (a)	10,122	866,646

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

SECURITY	SHARES	VALUE

Real Estate (Continued)
Crown Castle International Corp.	14,022	$2,533,214
Digital Realty Trust, Inc.	9,192	1,217,480
Duke Realty Corp.	12,900	807,024
Equinix, Inc.	2,931	2,062,662
Equity LifeStyle Properties, Inc.	5,700	419,064
Essex Property Trust, Inc.	2,200	630,366
Extra Space Storage, Inc.	4,200	795,984
Federal Realty OP LP	2,500	264,025
Kilroy Realty Corp.	3,700	200,466
Mid-America Apartment Communities, Inc.	3,800	705,774
Prologis, Inc.	24,095	3,194,033
Public Storage	4,977	1,624,543
Realty Income Corp.	19,321	1,429,561
SBA Communications Corp.	3,407	1,144,037
Simon Property Group, Inc.	10,600	1,151,584
UDR, Inc.	10,169	492,180
Ventas, Inc.	13,063	702,528
WP Carey, Inc.	6,300	562,590
Zillow Group, Inc., Class A (a)	7,100	248,500

		26,417,255

Utilities – 0.7%
Alliant Energy Corp.	8,600	523,998
Consolidated Edison, Inc.	11,461	1,137,733
Eversource Energy	11,458	1,010,825
Fortis, Inc.	15,700	741,982
National Grid PLC ADR	23,519	1,637,158
Orsted AS ADR	17,900	692,372
SSE PLC ADR	34,800	748,548

		6,492,616

Total Investments – 94.8% (Cost $539,940,073) (b)		869,466,322

Other Assets, less liabilities – 5.2%		47,278,813

Net Assets – 100.0%		$916,745,135

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $542,144,816. The aggregate gross unrealized appreciation is $375,309,016 and the aggregate gross unrealized depreciation is $47,987,510, resulting in net unrealized appreciation of $327,321,506.

Abbreviations

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND

The Fund invests in a diversified portfolio of primarily mid- to large-cap international equities. Domini makes all security selections and investment decisions, combining two unique strategies: “Core” and “Thematic Solutions.” Core seeks to provide diversified exposure to developed international equity markets through a broad selection of companies that demonstrate strong environmental and social performance relative to their peers. Thematic Solutions seeks to provide opportunistic exposure to solution-oriented companies helping to address sustainability challenges, as determined by Domini’s environmental, social, and financial research and analysis. As of July 31, 2022, 94.4% of the Fund’s portfolio was allocated to its Core strategy and 5.6% was allocated to its Thematic Solutions strategy (excluding cash).

SSGA Funds Management, Inc. (SSGA FM), an SEC-registered investment adviser, serves as Subadviser to the Fund, responsible for purchasing and selling securities to implement Domini’s investment instructions and for managing the Fund’s short-term investments. SSGA FM is unaffiliated with the Domini Funds, other than with respect to the provision of submanagement services.

Portfolio Performance:

The Domini International Opportunities Fund Investor shares returned -17.88% for the twelve-month period ended July 31, 2022, underperforming the MSCI EAFE Index (net) (the “benchmark”)* return of -14.32%.

A confluence of events created an extremely challenging environment for equity investors over the last year. Supply-chain constraints and pent-up consumer demand emerging from the pandemic created global inflationary pressures that most major central banks initially believed to be largely transitory in nature. However, Russia’s full-scale invasion of Ukraine after months of posturing contributed to a global rise in food and energy prices, and inflation rapidly accelerated across most developed markets. As most major central banks around the world moved to rein in surging inflation by tightening monetary policy and raising interest rates, fears of a global economic slowdown and potential recession gripped investors and drove a sharp selloff in risk assets. As market liquidity dried up, equity valuation multiples contracted, particularly within more growth-oriented sectors and among smaller-capitalization stocks. Widening interest rate differentials and a move to safe-haven U.S. assets caused the U.S. dollar to strengthen against most currencies, creating additional headwinds to investing in internationally.

* MSCI EAFE Index (net) returns reflect reinvested dividends net of withholding taxes but reflect no deduction for fees, expenses, or other taxes.

These conditions were especially difficult for the Domini Funds, including the Domini International Opportunities Fund, as our Impact Investment Standards generally lead us to favor growth and innovation. The Fund’s lack of exposure to the Energy sector, which the Domini Funds do not invest in due to our exclusionary standards on fossil fuels, was the single largest drag on benchmark-relative results. Energy was the only sector to generate positive returns for the twelve-month period, returning 27.8% for the benchmark, driven by higher prices and supply shortages exacerbated by the war in Ukraine. The Fund’s overweight to Information Technology, which was the weakest sector for the benchmark, also detracted. Several of the Fund’s alternative energy investments helped mitigate some of this impact, with top contributors including non-benchmark positions in solar microinverter company Enphase Energy (+49.9%) and Chinese electric vehicle manufacturer BYD (+18.3%).

Despite these and other individual strong performers, overall security selection detracted from relative results, largely attributable to weaker selection in Industrials and Consumer Discretionary but partially offset by positive selection in Health Care. From a geographic perspective, selection in Europe was the primary detractor — particularly in the Netherlands, the United Kingdom, and Norway — but stronger in Switzerland.

The top individual contributor to relative results was an overweight position in Swiss pharmaceutical company Novartis, which returned 10.7% over the period after it was purchased by the Fund, followed by an overweight position Danish pharmaceutical company Novo Nordisk, which returned 28.4%. The top individual detractors for the period were non-benchmark positions Latin American e-commerce company MercadoLibre and Chinese electric vehicle manufacturer NIO, which declined 48.1% and 55.8%, respectively. Netherlands-based semiconductor equipment manufacturer ASML, which was the Fund’s largest position over the period, was also a significant detractor, declining 24.6%.

While this was a difficult year for the Fund, it did experience some relief late in the period, as better-than-expected corporate earnings and signs that inflation could be nearing a peak contributed to a strong summer rally, with beaten-down technology stocks taking the lead. We believe that the anomalous underperformance of growth-oriented equities experienced over the last twelve months is extremely unlikely to persist. As we continue to monitor macroeconomic conditions and central bank policy — and look for signs of a sustained market recovery — our focus remains on investing in quality companies that demonstrate peer-relative environmental and social leadership and deliver needed solutions. We maintain strong conviction in our long-term investment approach and believe our Impact Investment Standards will help us create sustainable, long-term value for our Funds’ shareholders, our planet, and our global community.

The table and bar charts below provide information as July 31, 2022, about the ten largest holdings of the Domini International Opportunities Fund and its portfolio holdings by industry sector and country:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

ASML Holding NV	3.0%	Linde PLC	2.1%

AstraZeneca PLC	2.6%	Unilever PLC	1.6%

Novartis AG	2.6%	AIA Group, Ltd	1.6%

Novo Nordisk A/S Class B	2.6%	Toronto-Dominion Bank (The)	1.5%

Toyota Motor Corp.	2.3%	Sanofi	1.4%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 7/31/2022 included herein. The composition of the Fund’s portfolio is subject to change.

* Other countries include Ireland 0.9%, Italy 0.8%, Brazil 0.5%, Belgium 0.5%, Norway 0.5%, South Africa 0.4%, New Zealand 0.3%, Austria 0.3%, Luxembourg 0.1% and Hungary 0.1%.

DOMINI INTERNATIONAL OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Investor shares	MSCI EAFE

1 Year	-17.88	-14.32

5 Year	N/A	N/A

10 Year	N/A	N/A

Since Inception (11/30/2020)	-5.25%	-1.76%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL OPPORTUNITIES FUND INVESTOR SHARES (RISEX) AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Investor share annual operating expenses totaled 4.88%/1.40% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share expenses to 1.40% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, foreign investing, geographic focus, country, currency, impact investing, portfolio management and information risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East Index (net) (MSCI EAFE) is an unmanaged index of common stocks. MSCI EAFE includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

DOMINI INTERNATIONAL OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Institutional shares	MSCI EAFE

1 Year	-17.65	-14.32

5 Year	N/A	N/A

10 Year	N/A	N/A

Since Inception (11/30/2020)	-5.02%	-1.76%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI INTERNATIONAL OPPORTUNITIES FUND INSTITUTIONAL SHARES (LEADX) AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Institutional share annual operating expenses totaled 2.00%/1.15% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 1.15% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, foreign investing, geographic focus, country, currency, impact investing, portfolio management and Information risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East Index (net) (MSCI EAFE) is an unmanaged index of common stocks. MSCI EAFE includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Long Term Investments – 94.8%
Common Stocks – 94.8%
Australia – 3.4%
Allkem, Ltd. (a)	Materials	1,675	$13,494
APA Group	Utilities	3,334	27,301
ASX, Ltd.	Diversified Financials	536	33,272
Brambles, Ltd.	Commercial & Professional Services	4,107	33,013
Cochlear, Ltd.	Health Care Equipment & Services	538	80,987
CSL, Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	1,363	277,173
Dexus	Real Estate	3,012	20,215
Fortescue Metals Group, Ltd.	Materials	5,067	65,121
GPT Group (The)	Real Estate	5,564	17,877
IDP Education, Ltd.	Consumer Services	603	12,117
Mirvac Group	Real Estate	11,458	17,336
Pilbara Minerals, Ltd. (a)	Materials	6,352	12,508
Reece, Ltd.	Capital Goods	859	9,266
Stockland	Real Estate	6,310	17,076
Transurban Group	Transportation	8,682	88,630

			725,386

Austria – 0.3%
Erste Group Bank AG	Banks	911	23,042
Mondi PLC	Materials	1,369	25,961
Verbund AG	Utilities	91	9,983

			58,986

Belgium – 0.5%
Elia Group SA	Utilities	87	13,177
Etablissements Franz Colruyt NV	Food & Staples Retailing	147	4,051
KBC Group NV	Banks	805	42,064
Solvay SA	Materials	203	17,788
Umicore SA	Materials	559	20,201

			97,281

Brazil – 0.5%
MercadoLibre, Inc. (a)	Retailing	143	116,361

			116,361

Canada – 2.0%
Fortis, Inc.	Utilities	1,290	60,898
Saputo, Inc.	Food, Beverage & Tobacco	800	19,748
SunOpta, Inc. (a)	Food, Beverage & Tobacco	2,672	23,567
Toronto-Dominion Bank (The)	Banks	4,939	320,620

			424,833

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
China – 1.3%
BYD Co., Ltd., Class H	Automobiles & Components	5,360	$196,101
NIO, Inc. ADR (a)	Automobiles & Components	4,320	85,233

			281,334

Denmark – 4.5%
Ambu A/S, Class B	Health Care Equipment & Services	498	5,648
Chr Hansen Holding A/S	Materials	289	18,869
Coloplast A/S, Class B	Health Care Equipment & Services	351	40,978
Demant A/S (a)	Health Care Equipment & Services	250	9,500
DSV A/S	Transportation	533	89,586
Genmab A/S (a)	Pharmaceuticals, Biotechnology & Life Sciences	184	65,307
GN Store Nord A/S	Health Care Equipment & Services	366	12,714
Novo Nordisk A/S, Class B	Pharmaceuticals, Biotechnology & Life Sciences	4,680	543,735
Novozymes A/S, Class B	Materials	581	37,022
Orsted A/S	Utilities	507	58,876
Rockwool A/S, Class B	Capital Goods	35	8,651
Vestas Wind Systems A/S	Capital Goods	2,850	74,721

			965,607

Finland – 1.4%
Kesko OYJ, Class B	Food & Staples Retailing	902	22,257
Kone OYJ, Class B	Capital Goods	1,015	46,278
Nokia Oyj	Technology Hardware & Equipment	14,900	77,426
Nordea Bank Abp	Banks	10,099	99,254
Sampo OYJ, Class A	Insurance	1,120	48,273

			293,488

France – 8.6%
Adevinta ASA (a)	Media & Entertainment	1,191	9,055
Aeroports de Paris (a)	Transportation	95	13,096
Air Liquide SA	Materials	1,481	203,133
Amundi SA	Diversified Financials	174	9,425
Arkema SA	Materials	178	16,823
BioMerieux	Health Care Equipment & Services	119	12,850
BNP Paribas SA	Banks	3,198	150,742
Capgemini SE	Software & Services	459	87,343
Carrefour SA	Food & Staples Retailing	1,364	23,191
Cie Generale des Etablissements Michelin SCA	Automobiles & Components	1,866	52,097
Credit Agricole SA	Banks	3,965	36,447
Edenred	Software & Services	712	36,462
Eiffage SA	Capital Goods	224	20,971
Eurazeo SE	Diversified Financials	111	7,910
Gecina SA	Real Estate	146	14,934
Getlink SE	Transportation	1,123	22,423

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
France (Continued)
Hermes International	Consumer Durables & Apparel	96	$131,397
Kering SA	Consumer Durables & Apparel	203	115,943
Klepierre SA (a)	Real Estate	592	13,123
Legrand SA	Capital Goods	743	60,686
L’Oreal SA	Household & Personal Products	685	258,361
Nexans SA	Capital Goods	596	57,108
Orange SA	Telecommunication Services	5,682	57,925
Rexel SA (a)	Capital Goods	857	15,195
Sanofi	Pharmaceuticals, Biotechnology & Life Sciences	3,085	305,847
Sartorius Stedim Biotech	Pharmaceuticals, Biotechnology & Life Sciences	68	27,139
SEB SA	Consumer Durables & Apparel	85	7,139
Unibail-Rodamco-Westfield (a)	Real Estate	300	16,995
Valeo	Automobiles & Components	568	12,172
Worldline SA (a)	Software & Services	622	27,389

			1,823,321

Germany – 7.2%
adidas AG	Consumer Durables & Apparel	473	81,633
Aroundtown SA	Real Estate	2,799	8,955
Beiersdorf AG	Household & Personal Products	276	28,396
Carl Zeiss Meditec AG	Health Care Equipment & Services	104	15,142
Deutsche Boerse AG	Diversified Financials	518	90,213
Deutsche Post AG	Transportation	2,747	109,457
Encavis AG	Utilities	4,307	94,028
HelloFresh SE (a)	Food & Staples Retailing	413	11,388
Henkel AG & Co. KGaA	Household & Personal Products	779	49,004
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	3,398	92,970
Knorr-Bremse AG	Capital Goods	189	11,233
LEG Immobilien SE	Real Estate	206	18,670
Merck KGaA	Pharmaceuticals, Biotechnology & Life Sciences	364	69,165
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	380	85,946
Puma SE	Consumer Durables & Apparel	289	19,469
SAP SE	Software & Services	2,859	266,040
Sartorius AG, Pfd Shares	Health Care Equipment & Services	82	36,592
Siemens AG	Capital Goods	2,342	260,623
Siemens Energy AG	Capital Goods	1,260	20,889
Siemens Healthineers AG	Health Care Equipment & Services	785	40,132
Symrise AG	Materials	367	42,723
Vonovia SE	Real Estate	2,210	73,464
Zalando SE (a)	Retailing	647	18,172

			1,544,304

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Hong Kong – 2.6%
AIA Group, Ltd.	Insurance	34,294	$344,539
Hong Kong Exchanges & Clearing, Ltd.	Diversified Financials	3,631	166,628
Techtronic Industries Co., Ltd.	Capital Goods	3,732	41,413

			552,580

Hungary – 0.1%
OTP Bank Nyrt	Banks	637	13,146

			13,146

Ireland – 0.9%
Bank of Ireland Group PLC	Banks	2,911	16,634
CRH PLC	Materials	2,145	82,223
Kerry Group PLC, Class A	Food, Beverage & Tobacco	448	47,176
Kingspan Group plc	Capital Goods	432	27,897
Smurfit Kappa Group PLC	Materials	749	27,086

			201,016

Italy – 0.8%
A2A S.p.A.	Utilities	4,467	5,744
Amplifon S.p.A.	Health Care Equipment & Services	361	11,910
DiaSorin SpA	Health Care Equipment & Services	37	5,132
Hera SpA	Utilities	2,430	6,966
Intesa Sanpaolo SpA	Banks	49,529	87,747
Moncler SpA	Consumer Durables & Apparel	598	29,907
Terna - Rete Elettrica Nazionale	Utilities	3,950	30,169

			177,575

Japan – 20.9%
Aeon Co., Ltd.	Food & Staples Retailing	2,077	41,793
Asahi Intecc Co., Ltd.	Health Care Equipment & Services	563	10,392
Asahi Kasei Corp.	Materials	3,772	30,193
Canon, Inc.	Technology Hardware & Equipment	2,900	68,454
Central Japan Railway Co.	Transportation	521	60,871
Chiba Bank, Ltd. (The)	Banks	1,900	10,515
Concordia Financial Group, Ltd.	Banks	3,000	10,183
Daifuku Co., Ltd.	Capital Goods	364	23,159
Dai-ichi Life Holdings, Inc.	Insurance	2,605	45,212
Daiichi Sankyo Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	5,340	141,271
Daiwa House Industry Co., Ltd.	Real Estate	1,653	40,751
Eisai Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	740	33,812

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
FANUC Corp.	Capital Goods	556	$95,673
Fast Retailing Co., Ltd.	Retailing	160	96,677
FUJIFILM Holdings Corp.	Technology Hardware & Equipment	1,075	61,268
Fukuoka Financial Group, Inc.	Banks	500	8,842
Hankyu Hanshin Holdings, Inc.	Transportation	642	18,581
Hoya Corp.	Health Care Equipment & Services	1,077	107,664
Kao Corp.	Household & Personal Products	1,346	58,412
Keihan Holdings Co., Ltd.	Capital Goods	300	7,468
Keikyu Corp.	Transportation	700	7,757
Keio Corp.	Transportation	252	9,627
Keisei Electric Railway Co., Ltd.	Transportation	400	10,942
Keyence Corp.	Technology Hardware & Equipment	569	225,012
Kose Corp.	Household & Personal Products	96	8,550
Kuraray Co., Ltd.	Materials	900	7,228
Kurita Water Industries, Ltd.	Capital Goods	1,835	74,260
Lasertec Corp.	Semiconductors & Semiconductor Equipment	236	33,712
Lixil Corp.	Capital Goods	778	16,065
Makita Corp.	Capital Goods	643	15,679
MatsukiyoCocokara & Co.	Food & Staples Retailing	300	11,301
Mitsubishi Estate Co., Ltd.	Real Estate	3,316	49,137
Mitsui Fudosan Co., Ltd.	Real Estate	2,451	54,655
MS&AD Insurance Group Holdings, Inc.	Insurance	1,335	43,199
Murata Manufacturing Co., Ltd.	Technology Hardware & Equipment	1,733	100,998
Nagoya Railroad Co., Ltd.	Transportation	500	8,042
Nidec Corp.	Capital Goods	1,364	94,577
Nintendo Co., Ltd.	Media & Entertainment	334	149,021
Nippon Express Holdings, Inc.	Transportation	200	11,924
Nippon Paint Holdings Co., Ltd.	Materials	2,516	19,190
Nippon Prologis REIT, Inc. (a)	Real Estate	6	15,568
Nippon Telegraph & Telephone Corp.	Telecommunication Services	6,166	175,738
Nisshin Seifun Group, Inc.	Food, Beverage & Tobacco	700	8,597
Nissin Foods Holdings Co., Ltd.	Food, Beverage & Tobacco	222	16,042
Nitto Denko Corp.	Materials	371	23,837
Nomura Holdings, Inc.	Diversified Financials	8,505	32,378
NTT Data Corp.	Software & Services	1,728	26,095

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Odakyu Electric Railway Co., Ltd.	Transportation	1,000	$14,310
Omron Corp.	Technology Hardware & Equipment	491	27,399
Ono Pharmaceutical Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	1,085	30,441
Oriental Land Co., Ltd.	Consumer Services	617	93,468
ORIX Corp.	Diversified Financials	3,329	59,196
Otsuka Corp.	Software & Services	300	9,335
Rakuten Group, Inc.	Retailing	2,507	12,401
Recruit Holdings Co., Ltd.	Commercial & Professional Services	3,882	144,756
Renesas Electronics Corp. (a)	Semiconductors & Semiconductor Equipment	3,243	30,820
Resona Holdings, Inc.	Banks	16,111	62,471
Rohm Co., Ltd.	Semiconductors & Semiconductor Equipment	274	20,288
Sekisui House, Ltd.	Consumer Durables & Apparel	1,713	30,272
Shimano, Inc.	Consumer Durables & Apparel	247	41,168
Shionogi & Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	814	41,657
Shiseido Co., Ltd.	Household & Personal Products	1,125	46,171
Shizuoka Bank, Ltd. (The)	Banks	1,400	8,453
SMC Corp.	Capital Goods	179	88,020
SoftBank Group Corp.	Telecommunication Services	3,004	125,905
Sony Group Corp.	Consumer Durables & Apparel	3,465	293,269
Sumitomo Realty & Development Co., Ltd.	Real Estate	874	24,080
Sysmex Corp.	Health Care Equipment & Services	379	26,475
Terumo Corp.	Health Care Equipment & Services	2,011	68,509
Tobu Railway Co., Ltd.	Transportation	528	12,509
Tokio Marine Holdings, Inc.	Insurance	1,766	103,149
Tokyo Electron, Ltd.	Semiconductors & Semiconductor Equipment	435	149,388
Tokyo Tatemono Co., Ltd.	Real Estate	500	7,347
Tokyu Corp.	Transportation	1,498	18,327
Toray Industries, Inc.	Materials	4,316	23,587
TOTO, Ltd.	Capital Goods	399	13,560
Toyota Motor Corp.	Automobiles & Components	30,670	496,688
Unicharm Corp.	Household & Personal Products	1,129	40,803
Welcia Holdings Co., Ltd.	Food & Staples Retailing	272	6,061
Yaskawa Electric Corp.	Capital Goods	705	24,636
Yokogawa Electric Corp.	Technology Hardware & Equipment	764	13,518
Z Holdings Corp.	Media & Entertainment	7,473	26,352

			4,455,111

Luxembourg – 0.1%
Eurofins Scientific SE	Pharmaceuticals, Biotechnology & Life Sciences	364	28,310

			28,310

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Netherlands – 7.5%
Aalberts NV	Capital Goods	268	$11,459
ABN AMRO Bank NV GDR	Banks	2,691	27,378
Adyen N.V. (a)(b)	Software & Services	81	145,358
Akzo Nobel NV	Materials	463	31,087
Alfen Beheer BV (a)	Capital Goods	688	80,127
Arcadis N.V.	Capital Goods	2,664	98,272
ASML Holding NV	Semiconductors & Semiconductor Equipment	1,132	649,098
Basic-Fit N.V. (a)	Consumer Services	1,994	80,682
Euronext N.V.	Diversified Financials	251	20,403
ING Groep NV	Banks	10,714	103,830
JDE Peet’s NV	Food, Beverage & Tobacco	271	7,841
Koninklijke Ahold Delhaize NV	Food & Staples Retailing	2,869	78,823
Koninklijke DSM NV	Materials	488	77,969
Koninklijke KPN NV	Telecommunication Services	8,988	29,582
Koninklijke Philips NV	Health Care Equipment & Services	2,433	50,236
NN Group NV	Insurance	740	34,641
Wolters Kluwer NV	Commercial & Professional Services	732	79,310

			1,606,096

New Zealand – 0.3%
Contact Energy, Ltd.	Utilities	2,240	10,774
Meridian Energy, Ltd.	Utilities	3,308	10,351
Spark New Zealand, Ltd.	Telecommunication Services	5,364	17,198
Xero Ltd. (a)	Software & Services	372	24,475

			62,798

Norway – 0.5%
DNB Bank ASA	Banks	2,536	50,012
Gjensidige Forsikring ASA	Insurance	524	10,957
Orkla ASA	Food, Beverage & Tobacco	2,162	18,658
Schibsted ASA, Class A	Media & Entertainment	433	8,137
Storebrand ASA	Insurance	936	7,871

			95,635

Singapore – 1.0%
DBS Group Holdings, Ltd.	Banks	5,157	117,547
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	2,670	100,817

			218,364

South Africa – 0.4%
Clicks Group, Ltd.	Food & Staples Retailing	540	9,070
FirstRand, Ltd.	Diversified Financials	10,652	42,037
Nedbank Group, Ltd.	Banks	1,156	15,075
Sanlam, Ltd.	Insurance	4,843	15,868

			82,050

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Spain – 2.3%
Acciona SA	Utilities	68	$13,960
Aena SME SA (a)	Transportation	201	25,365
Amadeus IT Group SA (a)	Software & Services	1,278	74,345
Banco Bilbao Vizcaya Argentaria SA	Banks	17,564	79,407
Banco Santander SA	Banks	47,467	118,477
Bankinter SA	Banks	1,818	8,930
CaixaBank SA	Banks	12,454	37,308
EDP Renovaveis SA	Utilities	700	18,164
Grifols SA	Pharmaceuticals, Biotechnology & Life Sciences	1,320	19,216
Red Electrica Corp. SA	Utilities	1,139	22,341
Siemens Gamesa Renewable Energy SA (a)	Capital Goods	652	11,968
Telefonica SA	Telecommunication Services	14,474	64,456

			493,937

Sweden – 2.5%
Assa Abloy AB, Class B	Capital Goods	2,756	64,903
Autoliv, Inc.	Automobiles & Components	282	24,252
Axfood AB	Food & Staples Retailing	1,881	59,483
Castellum AB	Real Estate	595	9,508
Essity AB, Class B	Household & Personal Products	1,808	45,874
Fabege AB	Real Estate	753	7,704
H & M Hennes & Mauritz AB, Class B	Retailing	2,047	26,106
Industrivarden AB, Class A	Diversified Financials	794	20,650
Investment AB Latour, Class B	Capital Goods	392	9,722
Kinnevik AB, Class B (a)	Diversified Financials	718	12,891
Nibe Industrier AB, Class B	Capital Goods	4,588	46,071
Sagax AB, Class B	Real Estate	544	13,975
Sandvik AB	Capital Goods	2,978	54,696
Skandinaviska Enskilda Banken AB, Class A	Banks	4,252	45,915
SKF AB, Class B	Capital Goods	1,103	18,503
SSAB AB, Class A	Materials	2,181	10,520
Svenska Cellulosa AB SCA, Class B	Materials	1,778	25,909
Svenska Handelsbanken AB, Class A	Banks	4,319	38,710

			535,392

Switzerland – 6.9%
ABB, Ltd.	Capital Goods	4,756	144,497
Adecco Group AG (a)	Commercial & Professional Services	491	17,286
Chocoladefabriken Lindt & Spruengli AG	Food, Beverage & Tobacco	6	66,314
EMS-Chemie Holding AG	Materials	19	15,079

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Switzerland (Continued)
Geberit AG	Capital Goods	99	52,111
Kuehne + Nagel International AG	Transportation	144	38,760
Lonza Group AG	Pharmaceuticals, Biotechnology & Life Sciences	210	127,554
Novartis AG	Pharmaceuticals, Biotechnology & Life Sciences	6,377	547,657
Sika AG	Materials	434	107,174
Sonova Holding AG	Health Care Equipment & Services	143	51,476
Straumann Holding AG	Health Care Equipment & Services	290	39,200
Swatch Group AG	Consumer Durables & Apparel	109	29,001
Swisscom AG	Telecommunication Services	72	38,903
Temenos AG	Software & Services	183	14,517
Zurich Insurance Group AG	Insurance	427	186,290

			1,475,819

United Kingdom – 11.7%
3i Group PLC	Diversified Financials	2,739	42,526
Abrdn PLC	Diversified Financials	6,365	12,895
AstraZeneca PLC	Pharmaceuticals, Biotechnology & Life Sciences	4,233	556,403
Barratt Developments PLC	Consumer Durables & Apparel	2,954	18,100
Berkeley Group Holdings PLC (a)	Consumer Durables & Apparel	298	15,432
Bunzl PLC	Capital Goods	965	36,190
Burberry Group PLC	Consumer Durables & Apparel	1,118	24,559
Compass Group PLC	Consumer Services	5,040	118,032
Dr. Martens PLC	Consumer Durables & Apparel	1,555	4,933
Farfetch Ltd., Class A (a)	Retailing	900	7,146
Haleon PLC (a)	Household & Personal Products	3,453	12,261
Halma PLC	Technology Hardware & Equipment	885	24,906
Hiscox, Ltd.	Insurance	993	10,805
Informa PLC (a)	Media & Entertainment	4,185	30,414
Intermediate Capital Group PLC	Diversified Financials	834	15,535
Intertek Group PLC	Commercial & Professional Services	454	24,246
J Sainsbury PLC	Food & Staples Retailing	5,841	15,745
Johnson Matthey PLC	Materials	539	14,081
Just Eat Takeaway.com NV (a)	Retailing	560	10,240
Kingfisher PLC	Retailing	5,725	18,100
Land Securities Group PLC	Real Estate	2,085	18,618
Legal & General Group PLC	Insurance	16,911	53,966
Linde PLC	Materials	1,456	439,712
London Stock Exchange Group PLC	Diversified Financials	966	94,205
M&G PLC	Diversified Financials	7,401	19,278
Marks & Spencer Group PLC (a)	Food & Staples Retailing	5,503	9,533

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
National Grid PLC	Utilities	10,358	$142,520
Next PLC	Retailing	343	28,534
Ocado Group PLC (a)	Food & Staples Retailing	1,464	15,039
Pennon Group PLC	Utilities	760	9,296
Schroders PLC	Diversified Financials	414	15,005
Segro PLC	Real Estate	3,455	46,187
Spirax-Sarco Engineering PLC	Capital Goods	208	30,327
SSE PLC	Utilities	3,040	65,611
Taylor Wimpey PLC	Consumer Durables & Apparel	9,834	15,295
Unilever PLC	Household & Personal Products	7,122	346,606
Vodafone Group PLC	Telecommunication Services	79,525	117,106
Wise PLC, Class A (a)	Software & Services	1,277	7,344

			2,486,731

United States – 6.6%
Alliant Energy Corp.	Utilities	700	42,651
Autodesk, Inc. (a)	Software & Services	123	26,607
Campbell Soup Co.	Food, Beverage & Tobacco	553	27,291
Clorox Co. (The)	Household & Personal Products	377	53,474
Consolidated Edison, Inc.	Utilities	951	94,406
Copart, Inc. (a)	Commercial & Professional Services	652	83,521
Enphase Energy, Inc. (a)	Semiconductors & Semiconductor Equipment	196	55,699
Eversource Energy	Utilities	999	88,132
Ferguson PLC	Capital Goods	608	76,429
General Mills, Inc.	Food, Beverage & Tobacco	1,681	125,722
GSK PLC	Pharmaceuticals, Biotechnology & Life Sciences	2,762	57,987
Kroger Co. (The)	Food & Staples Retailing	1,900	88,236
McCormick & Co., Inc.	Food, Beverage & Tobacco	713	62,281
Nucor Corp.	Materials	702	95,332
Oatly Group AB ADR (a)	Food, Beverage & Tobacco	1,700	6,324
Pentair PLC	Capital Goods	506	24,738
QIAGEN N.V. (a)	Pharmaceuticals, Biotechnology & Life Sciences	600	29,784
Schneider Electric SE	Capital Goods	1,581	218,145
Signify NV	Capital Goods	362	11,729
Sinch AB (a)	Software & Services	2,011	5,082
Spotify Technology SA (a)	Media & Entertainment	357	40,348

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United States (Continued)
Swiss Re AG	Insurance	817	$61,270
Tesla, Inc. (a)	Automobiles & Components	34	30,309

			1,405,497

Total Investments – 94.8% (Cost $22,307,532) (c)			20,220,958

Other Assets, less liabilities – 5.2%			1,101,319

Net Assets – 100.0%			$21,322,277

(a) Non-income producing security.

(b) Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2022, the aggregate value of these securities was $145,358, representing 0.7% of net assets.

(c) The aggregate cost for federal income tax purposes is $22,433,052. The aggregate gross unrealized appreciation is $1,285,154 and the aggregate gross unrealized depreciation is $3,497,248, resulting in net unrealized depreciation of $2,212,094.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

Abbreviations

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND

Performance Commentary (Unaudited)

The Fund invests in a high-conviction global equity portfolio, seeking companies that provide solutions for a more sustainable future. Domini makes all security selections and investment decisions, using proprietary environmental, social, and financial research and analysis to construct and maintain a portfolio of fewer than 50 equity securities. The Fund may invest in companies of any size around the world, including developed markets across the Americas, Europe and the Asia-Pacific region, as well as select emerging markets. Domini seeks solution-oriented companies that support the Fund’s sustainability themes: accelerate the transition to a low-carbon future; contribute to the development of sustainable communities; help ensure access to clean water; support sustainable food systems; promote societal health and well-being; broaden financial inclusion; and bridge the digital divide and expand access to economic opportunity.

SSGA Funds Management, Inc. (SSGA FM), an SEC-registered investment adviser, serves as Subadviser to the Fund, is responsible for purchasing and selling securities to implement Domini’s investment instructions and for managing the Fund’s short-term investments. SSGA FM is unaffiliated with the Domini Funds, other than with respect to the provision of submanagement services.

Portfolio Performance:

The Domini Sustainable Solutions Fund Investor shares returned -24.60% for the trailing twelve-month period ended July 31, 2022, underperforming the MSCI World Investable Market Index (net) (the “benchmark”)* return of -9.81%. Bear in mind, this Fund is a high-conviction portfolio of fewer than 50 names, constructed through bottom-up stock selection, and it is not managed or constrained to a benchmark.

* MSCI World Investable Market Index (net) returns reflect reinvestment of dividends net of withholding taxes but reflect no deduction for fees, expenses, or other taxes.

A confluence of events created an extremely challenging environment for equity investors over the last year. Supply-chain constraints and pent-up consumer demand emerging from the pandemic created global inflationary pressures that most major central banks initially believed to be largely transitory in nature. However, Russia’s full-scale invasion of Ukraine after months of posturing contributed to a global rise in food and energy prices, and inflation rapidly accelerated across most developed markets. As most major central banks around the world moved to rein in surging inflation by tightening monetary policy and raising interest rates, fears of a global economic slowdown and potential recession gripped investors and drove a sharp selloff in risk assets. As market liquidity dried up, equity valuation multiples contracted, particularly within more growth-oriented sectors and among smaller-capitalization stocks. Widening interest rate differentials and a move to safe-haven U.S. assets caused the U.S. dollar to strengthen against most currencies, creating additional headwinds to investing in internationally.

These conditions were particularly difficult for the Domini Sustainable Solutions Fund, as its thematic approach to investing in innovative sustainability solutions generally leads it to favor smaller and more growth-oriented stocks. While stock selection was primary driver of performance for the period, as we generally expect to be the case, the Fund’s sector allocations also detracted from benchmark-relative results over the trailing twelve months — in particular, its lack of exposure to the Energy sector, which the Domini Funds do not invest in due to our exclusionary standards on fossil fuels. Energy stocks easily outperformed the rest of the market over the twelve-month period, returning 52.4% for the benchmark, driven by higher prices and supply shortages exacerbated by the war in Ukraine. Several of the Fund’s investments in its “low-carbon transition” theme helped mitigate some of this impact, with top absolute contributors including solar microinverter company Enphase Energy (+49.9%), electric vehicle manufacturer Tesla (+29.7%), and Netherlands-based energy storage and charging solutions company Alfen (+14.8%).

Many of the most significant detractors from absolute returns were investments in the Fund’s “digital divide” theme, including video conferencing services provider Zoom Video Communications, online learning platform Chegg, and eSignature company DocuSign, which declined 72.5%, 79.0%, and 67.7%, respectively, over the periods they were held (the Fund sold its positions both DocuSign and Chegg before the end of the period). Many of these stocks had been strong performers earlier in the pandemic but saw their gains reversed as investor focus shifted to inflation and higher interest rates. Helping offset some of this impact, the top individual contributor to the Fund’s results was cybersecurity company Palo Alto Networks, which returned 25.1% over the period.

There were also several large detractors in the Fund’s “health and well-being theme,” including telehealth services company Teladoc Health, cancer diagnostics company Exact Sciences, and continuous glucose monitoring (CGM) device manufacturer Dexcom, which declined 77.9%, 64.7%, and 36.3%, respectively, during the periods they were held (the Fund sold its positions both Teladoc Health and Exact Sciences before the end of the period). Seattle-based cancer therapy developer Seagen helped mitigate some of this impact, returning 17.3% for the period.

Other notable detractors for the period included AppHarvest, which develops high-tech indoor farms; Cerence, a software company that specializes in A.I.-based automotive assistant technology; and Samhällsbyggnadsbolaget (SBB), a Swedish real estate company focusing on affordable housing and community service properties. These stocks declined 70.7%, 70.5%, and 42.6%, respectively, over the periods they were held (the Fund sold its positions in each of these stocks before the end of the period). Other notable contributors included New York-based Amalgamated Bank, the country’s largest union-owned bank, which returned 53.0% for the period.

While this was a difficult year for the Fund, it did experience some relief late in the period, as better-than-expected corporate earnings and signs that inflation could be nearing a peak contributed to a strong summer rally, with beaten-down technology stocks taking the lead. We believe that the anomalous underperformance of growth-oriented equities experienced over the last twelve months is extremely unlikely to persist. As we continue to monitor macroeconomic conditions and central bank policy — and look for signs of a sustained market recovery — our focus remains on investing in quality companies delivering needed solutions. By focusing on society’s most important sustainability needs — from accelerating the low-carbon transition to broadening financial inclusion and bridging the digital divide — we are confident that we can continue to identify investments with strong long-term growth potential and help create sustainable value for our shareholders, our planet and our global community.

The table and bar charts below provide information as July 31, 2022, about the ten largest holdings of the Domini Sustainable Solutions Fund and its portfolio holdings by industry sector and country:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Enphase Energy, Inc.	5.8%	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	3.6%

Tesla, Inc.	4.9%	Federal Agricultural Mortgage Corp. Class C	3.4%

Palo Alto Networks, Inc.	4.4%	GSK PLC	3.1%

ASML Holding NV	3.7%	Kurita Water Industries, Ltd.	2.9%

Hologic, Inc.	3.6%	Levi Strauss & Co. Class A	2.8%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 7/31/2022, included herein. The composition of the Fund’s portfolio is subject to change.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

DOMINI SUSTAINABLE SOLUTIONS FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Investor Shares	MSCI IMI

1 Year	-24.60%	-9.81%

5 Year	N/A	N/A

10 Year	N/A	N/A

Since Inception (4/1/20)	18.50%	20.44%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SUSTAINABLE SOLUTIONS FUND INVESTOR SHARES (CAREX) AND MSCI IMI (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Investor share annual operating expenses totaled 2.12%/1.40% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share expenses to 1.40% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, sustainable investing, portfolio management, information, market, recent events, and mid- to large-cap companies and small-cap companies risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The MSCI World Investable Market Index (net) (MSCI IMI) is a market capitalization weighted index representing the performance of large-mid- and small-capitalization companies in developed markets. The MSCI IMI includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. See the prospectus for more information. You cannot invest directly in an index.

DOMINI SUSTAINABLE SOLUTIONS FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Institutional Shares	MSCI IMI

1 Year	-24.39%	-9.81%

5 Year	N/A	N/A

10 Year	N/A	N/A

Since Inception (4/1/20)	18.80%	20.44%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI SUSTAINABLE SOLUTIONS FUND INSTITUTIONAL SHARES (LIFEX) AND MSCI IMI (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Institutional share annual operating expenses totaled 1.43%/1.15% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 1.15% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, sustainable investing, portfolio management, information, market, recent events, and mid- to large-cap companies and small-cap companies risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The MSCI World Investable Market Index (net) (MSCI IMI) is a market capitalization weighted index representing the performance of large-mid- and small-capitalization companies in developed markets. The MSCI IMI includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. See the prospectus for more information. You cannot invest directly in an index.

DOMINI SUSTAINABLE SOLUTIONS FUND

PORTFOLIO OF INVESTMENTS

July 31, 2022

SECURITY	SHARES	VALUE

Long Term Investments – 89.8%
Common Stocks – 89.8%
Communication Services – 2.5%
New York Times Co. (The), Class A	22,439	$716,926

		716,926

Consumer Discretionary – 10.4%
Basic-Fit N.V. (a)	11,124	450,104
Levi Strauss & Co., Class A	42,081	796,173
MIPS AB	6,170	329,026
Tesla, Inc. (a)	1,592	1,419,188

		2,994,491

Consumer Staples – 2.3%
Haleon PLC (a)	53,840	191,182
SunOpta, Inc. (a)	53,093	468,280

		659,462

Financials – 16.1%
Amalgamated Financial Corp.	21,663	499,982
Amundi SA	6,332	342,987
East West Bancorp, Inc.	10,270	737,181
Federal Agricultural Mortgage Corp., Class C	8,788	969,228
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,548	1,028,638
Resona Holdings, Inc.	127,579	494,691
Storebrand ASA	66,277	557,320

		4,630,027

Health Care – 16.7%
Cochlear, Ltd.	4,781	719,697
DexCom, Inc. (a)	6,480	531,878
GSK PLC	43,072	904,283
Hologic, Inc. (a)	14,562	1,039,436
Inspire Medical Systems, Inc. (a)	2,992	625,298
Organon & Co.	10,016	317,708
Seagen, Inc. (a)	3,681	662,506

		4,800,806

Industrials – 11.0%
Alfen Beheer BV (a)	6,802	792,189
Arcadis N.V.	7,687	283,564
Kurita Water Industries, Ltd.	20,297	821,389
Nexans SA	4,457	427,066
Watts Water Technologies, Inc., Class A	1,800	248,634
Wolters Kluwer NV	5,360	580,741

		3,153,583

Information Technology – 23.5%
ASML Holding NV ADR	1,869	1,073,628

DOMINI SUSTAINABLE SOLUTIONS FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

SECURITY	SHARES	VALUE

Information Technology (Continued)
Autodesk, Inc. (a)	3,515	$760,365
Crowdstrike Holdings, Inc., Class A (a)	1,308	240,149
Enphase Energy, Inc. (a)	5,854	1,663,590
Halma PLC	8,311	233,889
Palo Alto Networks, Inc. (a)	2,553	1,274,202
STMicroelectronics NV	20,152	760,926
Zoom Video Communications, Inc., Class A (a)	7,300	758,178

		6,764,927

Real Estate – 6.1%
Alexandria Real Estate Equities, Inc.	3,271	542,266
American Tower Corp.	2,707	733,137
Kilroy Realty Corp.	8,727	472,829

		1,748,232

Utilities – 1.2%
Encavis AG	16,380	357,598

		357,598

Total Investments – 89.8% (Cost $23,325,066) (b)		25,826,052

Other Assets, less liabilities – 10.2%		2,926,870

Net Assets – 100.0%		$28,752,922

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $23,349,990. The aggregate gross unrealized appreciation is $4,884,567 and the aggregate gross unrealized depreciation is $2,408,505, resulting in net unrealized appreciation of $2,476,062.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

Abbreviations

ADR — American Depositary Receipt

Security Description	% Net Assets	Security Description	% Net Assets

United States	55.3%	Australia	2.5%

Netherlands	11.1%	Norway	1.9%

Germany	4.8%	Canada	1.6%

Japan	4.6%	United Kingdom	1.5%

France	2.7%	Sweden	1.1%

Singapore	2.7%	Total	89.8%

DOMINI IMPACT INTERNATIONAL EQUITY FUND

Performance Commentary (Unaudited)

The Fund invests primarily in mid- to large-cap equities across Europe, the Asia-Pacific region, and throughout the rest of the world. It is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments and Wellington Management Company, the Fund’s Subadviser.

Domini creates an approved list of companies based on its environmental and social analysis, and Wellington seeks to add value and manage risk through a systematic and disciplined portfolio construction process. Wellington is unaffiliated with the Domini Funds, other than with respect to the provision of submanagement services.

Portfolio Performance:

The Domini Impact International Equity Fund Investor shares returned -19.23% for the twelve-month period ending July 31, 2022, underperforming its benchmark, the MSCI EAFE Index (net) (the “benchmark”)*, which returned -14.32% during the period.

A confluence of events created an extremely challenging environment for equity investors over the last year. Supply-chain constraints and pent-up consumer demand emerging from the pandemic created global inflationary pressures that most major central banks initially believed to be largely transitory in nature. However, Russia’s full-scale invasion of Ukraine after months of posturing contributed to a global rise in food and energy prices, and inflation rapidly accelerated across most developed markets. As most major central banks around the world moved to rein in surging inflation by tightening monetary policy and raising interest rates, fears of a global economic slowdown and potential recession gripped investors and drove a sharp selloff in risk assets. As market liquidity dried up, equity valuation multiples contracted, particularly within more growth-oriented sectors and among smaller-capitalization stocks. Widening interest rate differentials and a move to safe-haven U.S. assets caused the U.S. dollar to strengthen against most currencies, creating additional headwinds to investing in internationally.

Wellington’s Quantitative Investment Group’s philosophy uses a systematic approach seeking sources of excess returns, stemming from common behavioral, market structure, and risk premia inefficiencies in the market and the belief that certain factors are strongly associated with stock outperformance.

* MSCI EAFE Index (net) returns reflect reinvested dividends net of withholding taxes but reflect no deduction for fees, expenses, or other taxes.

Typically, the Fund’s sector exposures do not deviate significantly from the benchmark and are intentionally constrained in the investment process as the Fund seeks to derive its performance from selection of stocks rather than sector exposures. However, fossil fuel is an exception to this process. Due to Domini’s environmental and social standards, the Domini Funds exclude companies in the fossil fuel industry and related services. Over the trailing twelve-month period, the Fund’s overall sector positioning relative to the benchmark detracted from relative results. In particular, its lack of exposure to the Energy sector accounted for almost one-third of the Fund’s underperformance for the period. Energy was the only sector across the market to generate positive returns for the twelve-month period, returning 28.4% for the benchmark, driven by higher prices and supply shortages exacerbated by the war in Ukraine.

During the trailing twelve-month period, security selection was a significant driver of underperformance relative to the benchmark. Security selection within the Health Care, Industrials, and Consumer Staples sectors was the primary detractors. Within Health Care, an overweight position to Swiss dentistry company Straumann and underweight position to Danish pharmaceutical company Novo Nordisk were the primary detractors from benchmark-relative results. Not holding British pharmaceutical company AstraZeneca, which is held in the benchmark, also detracted from results. Partially offsetting these negative results was strong security selection within the Information Technology and Communication Services sectors.

From a regional perspective, weak security selection within the United Kingdom, developed Europe, and the developed Asia-Pacific region (excluding Japan) detracted from relative results, partially offset by positive selection within the developed Middle East region.

From a market capitalization standpoint, weak security selection within mid-cap ($2 billion to $10 billion) and mega-cap securities (over $50 billion) were the primary detractors from benchmark-relative results. An underweight allocation to mega-cap securities also detracted during the period.

In aggregate, Wellington’s Quantitative Equity (“QE”) model made a positive contribution to performance over the period. Both value and quality factors contributed to results, while momentum factors detracted. Within the value theme, positive performance from fair-value factors offset a negative impact from the model’s pure value theme. Within quality, both the earnings quality and management behavior themes were positive contributors. Within momentum, negative performance from long-term momentum offset positive performance short-term momentum.

The table and bar charts below provide information as July 31, 2022, about the ten largest holdings of the Domini Impact International Equity Fund and its portfolio holdings by industry sector and country:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Novartis AG	3.6%	Ferguson PLC	2.1%

ASML Holding NV	3.0%	DBS Group Holdings, Ltd.	2.0%

Vodafone Group PLC	2.3%	BNP Paribas SA	2.0%

Kao Corp.	2.3%	Sika AG	1.8%

Merck KGaA	2.3%	Mitsubishi Estate Co, Ltd.	1.8%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 7/31/2022 included herein. The composition of the Fund’s portfolio is subject to change.

*Other countries include Belgium 0.9%, Brazil 0.8%, Thailand 0.8%, Norway 0.7%, India 0.5%, South Korea 0.5%, Hong Kong 0.3%, Israel 0.3%, Mexico 0.3%, Austria 0.2%, Hungary 0.2% and Turkey 0.1%.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Investor shares	MSCI EAFE

1 Year	-19.23%	-14.32%

5 Year	-0.83%	2.62%

10 Year	5.32%	5.79%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND INVESTOR SHARES (DOMIX) AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Investor share annual operating expenses totaled 1.37% (gross and net).

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, foreign investing, emerging markets, geographic focus, country, currency, impact investing, portfolio management and style risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East Index (net) (MSCI EAFE) is an unmanaged index of common stocks. MSCI EAFE includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE

1 Year	-23.09%	-19.26%	-14.32%

5 Year	-1.84%	-0.88%	2.62%

10 Year	4.78%	5.30%	5.79%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND CLASS A SHARES (DOMAX) (WITH 4.75% MAXIMUM SALES CHARGE) AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Class A share annual operating expenses totaled 1.38% (gross and net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.40% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, foreign investing, emerging markets, geographic focus, country, currency, impact investing, portfolio management and style risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East Index (net) (MSCI EAFE) is an unmanaged index of common stocks. MSCI EAFE includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Institutional shares	MSCI EAFE

1 Year	-18.88%	-14.32%

5 Year	-0.42%	2.62%

10 Year	5.32%[1]	5.79%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES (DOMOX) AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Institutional share annual operating expenses totaled 0.91% (gross and net).

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including foreign investing, emerging markets, geographic focus, country, currency, impact investing, portfolio management and style risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East Index (net) (MSCI EAFE) is an unmanaged index of common stocks. MSCI EAFE includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

1 Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 30, 2012 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Class Y shares	MSCI EAFE

1 Year	-19.01%	-14.32%

5 Year	-0.83%[1]	2.62%

10 Year	5.32%[1]	5.79%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND CLASS Y SHARES (DOMYX) AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s Class Y share annual operating expenses totaled 0.98% (gross and net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y share expenses to 1.12% through November 30, 2022, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including foreign investing, emerging markets, geographic focus, country, currency, impact investing, portfolio management and style risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East Index (net) (MSCI EAFE) is an unmanaged index of common stocks. MSCI EAFE includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment

1 Class Y Shares were not offered prior to July 23, 2018. All performance information for time periods beginning prior to July 23, 2018, is the performance of the Investor Shares. This performance has not been adjusted to reflect the lower expenses of the Class Y Shares.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Long Term Investments – 98.8%
Common Stocks – 98.8%
Australia – 6.9%
Bank of Queensland, Ltd.	Banks	336,021	$1,777,341
Bendigo & Adelaide Bank, Ltd.	Banks	305,470	2,213,828
BlueScope Steel, Ltd.	Materials	605,968	7,108,761
Charter Hall Group	Real Estate	113,810	1,027,187
Fortescue Metals Group, Ltd.	Materials	1,601,955	20,588,295
Goodman Group	Real Estate	636,499	9,303,202
Harvey Norman Holdings, Ltd.	Retailing	347,079	1,011,520
IDP Education, Ltd.	Consumer Services	358,591	7,205,512
IGO, Ltd.	Materials	1,272,986	9,962,058
JB Hi-Fi, Ltd.	Retailing	228,942	6,770,335
Mirvac Group	Real Estate	6,693	10,127
QBE Insurance Group, Ltd.	Insurance	146,039	1,179,310
SEEK, Ltd.	Media & Entertainment	88,208	1,426,876
Sonic Healthcare, Ltd.	Health Care Equipment & Services	182,199	4,381,976
Suncorp Group, Ltd.	Insurance	623,426	4,917,033
WiseTech Global, Ltd.	Software & Services	252,894	8,944,606

			87,827,967

Austria – 0.2%
Verbund AG	Utilities	4,959	543,568
voestalpine AG	Materials	97,563	2,191,631

			2,735,199

Belgium – 0.9%
D’ieteren Group	Retailing	23,747	3,888,350
Elia Group SA	Utilities	34,881	5,282,910
Galapagos NV (a)	Pharmaceuticals, Biotechnology & Life Sciences	6,135	310,150
UCB SA	Pharmaceuticals, Biotechnology & Life Sciences	32,592	2,540,718

			12,022,128

Brazil – 0.8%
Banco do Brasil SA	Banks	323,400	2,237,897
BB Seguridade Participacoes SA	Insurance	151,500	844,929
Cia Paranaense de Energia	Utilities	1,275,000	1,714,537
Itausa SA	Banks	3,413,570	5,667,339
Raia Drogasil SA	Food & Staples Retailing	2,380	9,606

			10,474,308

China – 1.8%
BYD Co., Ltd., Class H	Automobiles & Components	86,500	3,164,686

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
China (Continued)
CSPC Pharmaceutical Group, Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	2,262,000	$2,476,787
Lenovo Group, Ltd.	Technology Hardware & Equipment	5,558,000	5,390,119
Li Auto, Inc., Class A (a)	Automobiles & Components	92,300	1,482,698
SITC International Holdings Co. Ltd.	Transportation	3,140,000	10,691,466

			23,205,756

Denmark – 1.2%
ISS A/S (a)	Commercial & Professional Services	135,978	2,370,485
Novo Nordisk A/S, Class B	Pharmaceuticals, Biotechnology & Life Sciences	11,442	1,329,362
Pandora A/S	Consumer Durables & Apparel	160,727	11,910,839
Vestas Wind Systems A/S	Capital Goods	290	7,603

			15,618,289

Finland – 1.3%
Kesko OYJ, Class B	Food & Staples Retailing	305,386	7,535,425
Nokia Oyj	Technology Hardware & Equipment	1,640,676	8,525,525

			16,060,950

France – 7.0%
BNP Paribas SA	Banks	525,608	24,775,238
Capgemini SE	Software & Services	6,891	1,311,281
Carrefour SA	Food & Staples Retailing	1,192,126	20,268,555
Eiffage SA	Capital Goods	32,845	3,074,904
Kering SA	Consumer Durables & Apparel	18	10,281
L’Oreal SA	Household & Personal Products	7,398	2,790,300
Publicis Groupe SA (a)	Media & Entertainment	176,220	9,355,586
Rexel SA (a)	Capital Goods	323,879	5,742,604
Sanofi	Pharmaceuticals, Biotechnology & Life Sciences	219,953	21,806,177

			89,134,926

Germany – 5.8%
adidas AG	Consumer Durables & Apparel	33	5,695
Deutsche Boerse AG	Diversified Financials	2,580	448,534
Deutsche Telekom AG	Telecommunication Services	304,221	5,766,314
Evonik Industries AG	Materials	132,736	2,824,569
GEA Group AG	Capital Goods	152,450	5,677,228
HUGO BOSS AG	Consumer Durables & Apparel	240,749	14,193,023
Knorr-Bremse AG	Capital Goods	21,964	1,305,445
LEG Immobilien SE	Real Estate	20,465	1,854,782
Merck KGaA	Pharmaceuticals, Biotechnology & Life Sciences	151,052	28,701,899
Nemetschek SE	Software & Services	68,259	4,558,974

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Germany (Continued)
Scout24 SE	Media & Entertainment	20,440	$1,165,780
Telefonica Deutschland Holding AG	Telecommunication Services	2,168,044	5,750,490
Wacker Chemie AG	Materials	8,668	1,301,870

			73,554,603

Hong Kong – 0.3%
AIA Group, Ltd.	Insurance	135,800	1,364,334
Cathay Pacific Airways, Ltd. (a)	Transportation	304,000	314,460
Swire Properties, Ltd.	Real Estate	1,031,600	2,458,024

			4,136,818

Hungary – 0.2%
Richter Gedeon Nyrt	Pharmaceuticals, Biotechnology & Life Sciences	100,312	2,051,146

			2,051,146

India – 0.5%
Adani Green Energy, Ltd. (a)	Utilities	204,372	5,600,113
Dr Reddy’s Laboratories, Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	250	12,938
Infosys, Ltd.	Software & Services	54,311	1,062,833

			6,675,884

Ireland – 1.2%
Bank of Ireland Group PLC	Banks	626,638	3,580,803
CRH PLC	Materials	318,402	12,189,711

			15,770,514

Israel – 0.3%
Check Point Software Technologies, Ltd. (a)	Software & Services	10,959	1,365,491
Wix.com, Ltd. (a)	Software & Services	36,971	2,193,490

			3,558,981

Italy – 1.7%
Amplifon S.p.A.	Health Care Equipment & Services	176,973	5,838,424
Banco BPM SpA	Banks	3,929,668	10,154,227
Pirelli & C Spa	Automobiles & Components	639,964	2,764,295
Unipol Gruppo SpA	Insurance	521,545	2,182,590

			20,939,536

Japan – 24.1%
Benesse Holdings, Inc.	Consumer Services	136,482	2,454,162
Brother Industries, Ltd.	Technology Hardware & Equipment	77,275	1,444,222

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Central Japan Railway Co.	Transportation	80	$9,347
Dai Nippon Printing Co., Ltd.	Commercial & Professional Services	400	8,807
Dai-ichi Life Holdings, Inc.	Insurance	1,067,900	18,534,293
Eisai Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	150	6,854
Fast Retailing Co., Ltd.	Retailing	28,600	17,281,005
GungHo Online Entertainment, Inc.	Media & Entertainment	132,314	2,575,945
Hachijuni Bank, Ltd. (The)	Banks	344,122	1,278,236
Hoya Corp.	Health Care Equipment & Services	140,569	14,052,224
Kao Corp.	Household & Personal Products	662,000	28,728,657
Kose Corp.	Household & Personal Products	99,187	8,833,746
Medipal Holdings Corp.	Health Care Equipment & Services	537,557	8,092,134
MISUMI Group, Inc.	Capital Goods	149,300	3,705,993
Mitsubishi Estate Co., Ltd.	Real Estate	1,525,825	22,610,087
Mitsui Fudosan Co., Ltd.	Real Estate	412,100	9,189,519
MS&AD Insurance Group Holdings, Inc.	Insurance	310	10,031
Nihon M&A Center Holdings, Inc.	Commercial & Professional Services	116,900	1,560,849
Nikon Corp.	Consumer Durables & Apparel	585,900	6,732,399
Nintendo Co., Ltd.	Media & Entertainment	50,377	22,476,671
Nippon Electric Glass Co., Ltd.	Technology Hardware & Equipment	139,975	2,780,629
Nomura Real Estate Holdings, Inc.	Real Estate	430	10,408
NTN Corp. (a)	Capital Goods	5,300	9,816
Ono Pharmaceutical Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	203,500	5,709,351
Oracle Corp. Japan (a)	Software & Services	45,300	2,818,938
ORIX Corp.	Diversified Financials	630	11,203
Otsuka Corp.	Software & Services	205,100	6,381,826
Persol Holdings Co., Ltd.	Commercial & Professional Services	116,400	2,404,278
Pola Orbis Holdings, Inc.	Household & Personal Products	497,400	6,083,215
Recruit Holdings Co., Ltd.	Commercial & Professional Services	515,700	19,230,010
Ricoh Co., Ltd.	Technology Hardware & Equipment	1,237,200	9,928,537
Seiko Epson Corp.	Technology Hardware & Equipment	123,900	1,857,131
Seino Holdings Co., Ltd.	Transportation	216,020	1,787,758
Shimamura Co., Ltd.	Retailing	49,019	4,690,051
Shiseido Co., Ltd.	Household & Personal Products	276,400	11,343,701
Sony Group Corp.	Consumer Durables & Apparel	170	14,388
Sumitomo Realty & Development Co., Ltd.	Real Estate	219,200	6,039,197
Sundrug Co., Ltd.	Food & Staples Retailing	265	6,202
Taisho Pharmaceutical Holdings Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	67,600	2,685,645

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Toho Gas Co., Ltd.	Utilities	64,649	$1,552,855
Tokio Marine Holdings, Inc.	Insurance	57,800	3,376,012
TOPPAN, Inc.	Commercial & Professional Services	540	9,168
Toyo Seikan Group Holdings, Ltd.	Materials	125,627	1,443,422
Trend Micro, Inc.	Software & Services	279,400	16,200,662
USS Co., Ltd.	Retailing	345,900	6,772,193
Yamato Holdings Co., Ltd.	Transportation	565,300	9,869,980
Yamazaki Baking Co., Ltd.	Food, Beverage & Tobacco	267,500	3,222,423
ZOZO, Inc.	Retailing	462,700	9,972,663

			305,796,843

Mexico – 0.3%
America Movil SAB de CV, Class L ADR	Telecommunication Services	60,409	1,143,542
Grupo Aeroportuario del Sureste SAB de CV ADR	Transportation	10,829	2,033,795

			3,177,337

Netherlands – 6.2%
ABN AMRO Bank NV GDR	Banks	501,422	5,101,440
Aegon NV	Insurance	2,629,099	11,520,424
Argenx SE (a)	Pharmaceuticals, Biotechnology & Life Sciences	3,022	1,100,669
ASML Holding NV	Semiconductors & Semiconductor Equipment	67,224	38,546,793
ASR Nederland NV	Insurance	29,996	1,250,811
Koninklijke Ahold Delhaize NV	Food & Staples Retailing	779,467	21,415,121

			78,935,258

Norway – 0.7%
Norsk Hydro ASA	Materials	1,019,623	6,906,466
Orkla ASA	Food, Beverage & Tobacco	1,040	8,975
Storebrand ASA	Insurance	242,829	2,041,938

			8,957,379

Singapore – 3.3%
CapitaLand Integrated Commercial Trust	Real Estate	4,064,500	6,413,807
Capitaland Investment, Ltd.	Real Estate	897,100	2,549,775
DBS Group Holdings, Ltd.	Banks	1,099,456	25,060,556
Singapore Exchange, Ltd.	Diversified Financials	214,700	1,537,427
STMicroelectronics NV, Class Y	Semiconductors & Semiconductor Equipment	113,290	4,298,223
United Overseas Bank, Ltd.	Banks	73,200	1,458,853

			41,318,641

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
South Africa – 1.0%
Aspen Pharmacare Holdings, Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	234,557	$2,050,849
Foschini Group, Ltd. (The)	Retailing	237,755	1,731,706
Nedbank Group, Ltd.	Banks	428,519	5,588,245
Shoprite Holdings, Ltd.	Food & Staples Retailing	241,095	3,254,300

			12,625,100

South Korea – 0.5%
LG Innotek Co., Ltd.	Technology Hardware & Equipment	22,899	6,420,412

			6,420,412

Spain – 2.4%
Acciona SA	Utilities	13,494	2,770,146
Banco Bilbao Vizcaya Argentaria SA	Banks	378,775	1,712,452
Banco de Sabadell SA	Banks	15,332,367	9,793,696
Banco Santander SA	Banks	4,124,983	10,295,938
CaixaBank SA	Banks	282,022	842,274
Red Electrica Corp. SA	Utilities	256,546	5,031,949

			30,446,455

Sweden – 2.0%
Alfa Laval AB	Capital Goods	48,661	1,450,349
Essity AB, Class B	Household & Personal Products	318	8,069
Getinge AB, Class B	Health Care Equipment & Services	361,963	8,141,628
H & M Hennes & Mauritz AB, Class B	Retailing	565,483	7,211,711
Swedish Orphan Biovitrum AB (a)	Pharmaceuticals, Biotechnology & Life Sciences	156,425	3,424,144
Trelleborg AB, Class B	Capital Goods	223,935	5,484,421

			25,720,322

Switzerland – 11.7%
ABB, Ltd.	Capital Goods	530,620	16,121,320
Baloise Holding AG	Insurance	2,350	373,325
Logitech International SA	Technology Hardware & Equipment	88,980	5,003,316
Lonza Group AG	Pharmaceuticals, Biotechnology & Life Sciences	19,858	12,061,756
Novartis AG	Pharmaceuticals, Biotechnology & Life Sciences	532,936	45,768,547
Sika AG	Materials	92,377	22,812,016
Sonova Holding AG	Health Care Equipment & Services	19,435	6,996,090
Swatch Group AG	Consumer Durables & Apparel	27,311	7,266,449
Swiss Life Holding AG	Insurance	25,656	13,583,065
Swisscom AG	Telecommunication Services	16,178	8,741,380
VAT Group AG (a)	Capital Goods	32,842	9,557,128

			148,284,392

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Taiwan – 1.1%
Asustek Computer, Inc.	Technology Hardware & Equipment	130,000	$1,226,372
China Development Financial Holding Corp.	Insurance	7,741,000	3,351,008
E Ink Holdings, Inc.	Technology Hardware & Equipment	216,000	1,421,017
Taishin Financial Holding Co., Ltd.	Banks	8,513,000	4,481,258
Unimicron Technology Corp.	Technology Hardware & Equipment	574,000	3,062,116

			13,541,771

Thailand – 0.8%
Energy Absolute PCL NVDR	Utilities	1,479,500	3,286,938
Kasikornbank PCL	Banks	1,506,000	5,915,091
TMBThanachart Bank PCL	Banks	37,036,400	1,207,380

			10,409,409

Turkey – 0.1%
BIM Birlesik Magazalar AS	Food & Staples Retailing	131,023	673,525

			673,525

United Kingdom – 10.4%
3i Group PLC	Diversified Financials	193,197	2,999,629
Ashtead Group PLC	Capital Goods	108,811	6,120,415
Auto Trader Group PLC	Media & Entertainment	629,946	4,852,990
Berkeley Group Holdings PLC (a)	Consumer Durables & Apparel	39,216	2,030,807
Burberry Group PLC	Consumer Durables & Apparel	37,090	810,622
CNH Industrial NV	Capital Goods	1,006,500	12,935,946
Dechra Pharmaceuticals PLC	Pharmaceuticals, Biotechnology & Life Sciences	52,469	2,359,500
Experian PLC	Commercial & Professional Services	87,113	3,047,770
Haleon PLC (a)	Household & Personal Products	681,416	2,419,650
Halma PLC	Technology Hardware & Equipment	141,880	3,992,797
Inchcape PLC	Retailing	380,831	3,894,993
InterContinental Hotels Group PLC	Consumer Services	141,391	8,374,773
J Sainsbury PLC	Food & Staples Retailing	3,150,812	8,493,259
Kingfisher PLC	Retailing	315,400	997,148
Man Group PLC/Jersey	Diversified Financials	540,045	1,795,263
Marks & Spencer Group PLC (a)	Food & Staples Retailing	2,009,401	3,481,081
RELX PLC	Commercial & Professional Services	52,276	1,543,292
Rentokil Initial PLC	Commercial & Professional Services	1,335,878	8,814,231
Rightmove PLC	Media & Entertainment	750,017	5,859,132
Sage Group PLC (The)	Software & Services	409,127	3,523,298

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
Segro PLC	Real Estate	932,385	$12,464,214
Travis Perkins PLC	Capital Goods	137,500	1,763,459
Unilever PLC	Household & Personal Products	237	11,534
Vodafone Group PLC	Telecommunication Services	19,601,055	28,863,899

			131,449,702

United States – 4.1%
CyberArk Software, Ltd. (a)	Software & Services	9,700	1,262,261
Ferguson PLC	Capital Goods	208,336	26,189,037
GSK PLC	Pharmaceuticals, Biotechnology & Life Sciences	726,844	15,259,860
Parade Technologies, Ltd.	Semiconductors & Semiconductor Equipment	28,000	1,054,434
QIAGEN N.V. (a)	Pharmaceuticals, Biotechnology & Life Sciences	172,588	8,567,268

			52,332,860

Total Investments – 98.8% (Cost $ 1,319,495,117) (b)			1,253,856,411

Other Assets, less liabilities – 1.2%			15,560,627

Net Assets – 100.0%			$1,269,417,038

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $1,324,675,399. The aggregate gross unrealized appreciation is $59,011,967 and the aggregate gross unrealized depreciation is $129,830,955, resulting in net unrealized depreciation of $70,818,988.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

Abbreviations

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

Performance Commentary (Unaudited)

The Fund invests primarily in investment-grade fixed-income securities, including government, corporate, mortgage- and asset-backed securities, and U.S. dollar-denominated bonds issued by non-U.S. entities. It is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments and Wellington Management Company, the Fund’s Subadviser.

Domini sets environmental and social guidelines and objectives for each asset class, and develops an approved list of issuers and securities, and Wellington utilizes proprietary analytical tools to manage the portfolio. Wellington is unaffiliated with the Domini Funds, other than with respect to the provision of submanagement services

Portfolio Performance:

The Domini Impact Bond Fund Investor shares returned -10.53% during the trailing twelve-month period ended July 31, 2022, underperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which returned -9.12% during the period.

Global sovereign yields moved sharply higher over the trailing twelve months, as most major central banks supercharged their interest-rate hiking cycles in response to high inflation. Most fixed-income spread sectors underperformed government bonds amid increasing concerns that tighter financial conditions resulting from less accommodative policy could tip the global economy into recession.

Throughout the period, the Fund maintained a modest underweight to investment-grade corporate bonds in favor of high-yield credit, U.S. bank loans, taxable municipal bonds, and securitized sectors. Within credit, the Fund’s overweight to taxable municipals detracted the most from relative results amid continued market volatility and rising rates. Its out-of-benchmark allocation to high-yield credit also detracted from relative results, while bank loans held up better given their floating-rate nature and were a modest positive contributor to performance. Within investment-grade corporates, the Fund maintained its largest underweight to Industrials, which had a positive impact on relative performance over the period. Underweight positioning within Financials and Utilities also contributed positively to results.

The Fund’s positioning within securitized sectors detracted from relative results. Within structured finance, an allocation to commercial mortgage-backed securities (CMBS) detracted the most from performance, as credit spreads widened over most of the period. An overweight allocation and security selection within pass-through mortgage-backed securities (pass-through MBS) also detracted from performance given the increase in interest-rate volatility, as well as expectations that the Federal Reserve will reduce the asset-backed securities it holds.

The Fund’s modest allocation to emerging market corporate debt had a negative impact on relative performance, as the sector remained under pressure from rising inflation, increasing interest rates, and a strong U.S. dollar.

During the period, the Fund used derivatives to help with the implementation of the overall investment strategy. This included credit default swap indices, interest rate swaps, total return swaps, and currency forwards. The Fund’s positioning in below-investment-grade credit default swaps (used to manage risk exposures) detracted from relative performance. The Fund was positioned with a shorter duration posture relative to the benchmark for most of the period. In aggregate, duration and yield-curve positioning detracted from relative results.

At the end of the period, the Fund continued to lean shorter in duration relative to the benchmark. The Fund was positioned with underweights to government bonds and investment-grade corporate bonds in favor of taxable municipal issuers with solid fundamentals, as well as high-quality securitized sectors, including CMBS and U.S. government agency MBS, with a focus on relative value opportunities. The Fund maintained its out-of-benchmark allocation to high-yield credit — as the Subadviser expects default rates to remain low — as well as its allocation to bank loans, which the Subadviser believes will benefit from rising interest rates. The Fund also maintained select exposure to emerging market corporate debt, where the Subadviser sees attractive valuations and improving fundamentals.

The bar chart below provides information as July 31, 2022, about the percentage of the Domini Impact Bond Fund’s portfolio holdings invested in various types of debt obligations:

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

During periods of rising interest rates, the Fund can lose value. Some of the Fund’s community development investments may be unrated and may carry greater credit risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of rising interest rates, the Fund can lose value.

Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

The reduction or withdrawal of historical financial market support activities by the U.S. Government and Federal Reserve, or other governments/central banks could negatively impact financial markets generally, and increase market, liquidity and interest rate risks which could adversely affect the Fund’s returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

DOMINI IMPACT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Investor shares	BUSA

1 Year	-10.53%	-9.12%

5 Year	1.45%	1.28%

10 Year	1.49%	1.65%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT BOND FUND INVESTOR SHARES (DSBFX) AND BUSA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s annual operating expenses totaled 1.10%/ 0.87% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share expenses to 0.87% through November 30, 2022, absent an earlier modification approved by the Fund’s Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, impact investing, portfolio management, style risk, information, market, recent events, interest rate and credit risks. You may lose money.

TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s returns.

The Bloomberg U.S. Aggregate Index (BUSA) is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

DOMINI IMPACT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Institutional shares	BUSA

1 Year	-10.34%	-9.12%

5 Year	1.75%	1.28%

10 Year	1.76%	1.65%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI IMPACT BOND FUND INSTITUTIONAL SHARES (DSBIX) AND BUSA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s annual operating expenses totaled 0.73% /0.57% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 0.57% through November 30, 2022, absent an earlier modification approved by the Fund’s Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, impact investing, portfolio management, style risk, information, market, recent events, interest rate and credit risks. You may lose money.

TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s returns.

The Bloomberg U.S. Aggregate Index (BUSA) is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

DOMINI IMPACT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2022 (Unaudited)	Class Y shares	BUSA

1 Year	-10.32%	-9.12%

5 Year	1.45%[1]	1.28%

10 Year	1.49%[1]	1.65%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT BOND FUND CLASS Y SHARES (DSBYX) AND BUSA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applied on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2021, the Fund’s annual operating expenses totaled 1.03%/0.65% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y share expenses to 0.65% through November 30, 2022, absent an earlier modification approved by the Fund’s Board of Trustees.

The table and table do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including loss of principal, impact investing, portfolio management, style risk, information, market, recent events, interest rate and credit risks. You may lose money.

TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s returns.

The Bloomberg U.S. Aggregate Index (BUSA) is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

1 Class Y shares were not offered prior to June 1, 2021. All performance information for time periods beginning prior to June 1, 2021, is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class Y shares.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2022

Security	Principal Amount*	Value
Long Term Investments – 112.4%
Mortgage Backed Securities – 53.3%
Agency Collateralized Mortgage Obligations – 5.4%
CHNGE Mortgage Trust, Series 2, Class A1, 3.757%, 3/25/67 (a)(b)	677,415	$646,793
Federal Home Loan Mortgage Corp.
Series 3768, Class CB, 3.500%, 12/15/25	81,655	81,979
Series 3800, Class CB, 3.500%, 2/15/26	143,392	143,918
Series 3806, Class L, 3.500%, 2/15/26	484,650	486,600
Series 3877, Class LM, 3.500%, 6/15/26	300,866	302,044
Series 4961, Class JB, 2.500%, 12/15/42	201,204	193,546
Federal National Mortgage Association
Series 2012-17, Class BC, 3.500%, 3/25/27	368,000	366,554
Series 2019-6, Class GJ, 3.000%, 2/25/49	79,015	78,572
Series 2020-1, Class AC, 3.500%, 8/25/58	264,636	267,593
Federal National Mortgage Association Connecticut Avenue Securities
Series 2016-C07, Class 2M2, 6.609%, (1 Month USD-LIBOR + 4.35%), 5/25/29 (b)	104,565	108,207
Series 2017-C01, Class 1M2, 5.809%, (1 Month USD-LIBOR + 3.55%), 7/25/29 (b)	61,790	63,119
Freddie Mac Multiclass Certificates
Series 2021-ML12, Class XUS, 1.219%, 7/25/41 (b)	1,198,208	135,086
Series 2021-P011, Class X1, 1.838%, 9/25/45 (b)	2,304,430	323,713
Freddie Mac Multifamily Structured Pass Through Certificates
Series K103, Class X1, 0.639%, 11/25/29 (b)	8,912,035	350,331
Series K111, Class X1, 1.571%, 5/25/30 (b)	1,448,991	141,985
Series K112, Class X1, 1.432%, 5/25/30 (b)	1,501,511	135,657
Series K113, Class X1, 1.387%, 6/25/30 (b)	2,549,350	222,013
Series K114, Class X1, 1.117%, 6/25/30 (b)	2,347,102	166,267
Series K119, Class X1, 0.931%, 9/25/30 (b)	4,965,301	299,772
Series K121, Class X1, 1.024%, 10/25/30 (b)	659,326	43,269
Series K122, Class X1, 0.882%, 11/25/30 (b)	364,137	21,038
Series K124, Class X1, 0.721%, 12/25/30 (b)	1,466,308	71,113
Series K740, Class X1, 0.757%, 9/25/27 (b)	1,294,568	42,078
Series KG03, Class X1, 1.381%, 6/25/30 (b)	3,208,337	274,532
Series KG04, Class X1, 0.852%, 11/25/30 (b)	2,416,803	135,016
Series KG05, Class X1, 0.312%, 1/25/31 (b)	2,465,000	55,802
Series KG06, Class X1, 0.532%, 10/25/31 (b)	2,298,166	89,556
Series KSG1, Class X1, 1.155%, 9/25/30 (b)	4,062,321	298,017
Series Q014, Class X, 2.796%, 10/25/55 (b)	2,131,547	438,340
FREMF Mortgage Trust
Series 2017-K64, Class B, 3.995%, 5/25/50 (a)(b)	70,000	69,150
Series 2017-K65, Class B, 4.075%, 7/25/50 (a)(b)	155,000	153,622
Series 2017-K66, Class B, 4.037%, 7/25/27 (a)(b)	136,000	134,799
Series 2017-K67, Class B, 3.945%, 9/25/49 (a)(b)	85,000	83,742
Series 2017-K67, Class C, 3.945%, 9/25/49 (a)(b)	100,000	96,380
Series 2017-K68, Class B, 3.843%, 10/25/49 (a)(b)	90,000	88,264
Series 2017-K69, Class C, 3.727%, 10/25/49 (a)(b)	40,000	38,059

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Agency Collateralized Mortgage Obligations (Continued)
Series 2017-K71, Class B, 3.753%, 11/25/50 (a)(b)	220,000	$214,486
Series 2017-K71, Class C, 3.753%, 11/25/50 (a)(b)	65,000	61,986
Series 2017-K725, Class B, 3.887%, 2/25/50 (a)(b)	100,000	99,326
Series 2017-K726, Class B, 4.011%, 7/25/49 (a)(b)	175,000	173,591
Series 2017-K729, Class B, 3.671%, 11/25/49 (a)(b)	250,000	246,229
Series 2017-K729, Class C, 3.671%, 11/25/49 (a)(b)	90,000	87,704
Series 2018-K154, Class B, 4.023%, 11/25/32 (a)(b)	67,000	63,150
Series 2018-K77, Class B, 4.161%, 5/25/51 (a)(b)	700,000	691,410
Series 2018-K85, Class C, 4.320%, 12/25/50 (a)(b)	550,000	534,851
Series 2018-KW07, Class B, 4.083%, 10/25/31 (a)(b)	461,000	444,774
Series 2019-100, Class C, 3.493%, 11/25/52 (a)(b)	700,000	643,829
Series 2019-K103, Class B, 3.455%, 12/25/51 (a)(b)	525,000	490,854
Series 2019-K736, Class C, 3.759%, 7/25/26 (a)(b)	400,000	387,360
Series 2019-K95, Class B, 3.921%, 8/25/52 (a)(b)	500,000	484,601
Series 2019-K95, Class C, 3.921%, 8/25/52 (a)(b)	307,000	290,764
Series 2019-K97 , Class C, 3.765%, 9/25/51 (a)(b)	204,000	191,218
Series 2020-K104, Class B, 3.540%, 2/25/52 (a)(b)	520,000	489,023
Series K99, Class B, 3.645%, 10/25/52 (a)(b)	565,000	537,575
GCAT Trust, Series CM2, Class A1, 2.352%, 8/25/66 (a)(b)	394,336	378,733
STACR Trust, Series 2018-HRP1, Class M2, 3.909%, (1 Month USD-LIBOR + 1.65%), 4/25/43 (a)(b)	16,312	16,309

		13,174,299

Commercial Mortgage-Backed Securities – 10.1%
245 Park Avenue Trust, Series 2017-245P, Class A, 3.508%, 6/5/37 (a)	800,000	759,830
Bank
Series 2017-BNK8, Class ASB, 3.314%, 11/15/50	147,000	144,874
Series 2019-BN18, Class XA, 0.895%, 5/15/62 (b)	2,129,332	99,946
Series 2019-BN24, Class XA, 0.643%, 11/15/62 (b)	5,522,580	212,510
Series 2020-BN28, Class XA, 1.781%, 3/15/63 (b)	1,925,201	208,110
Benchmark Mortgage Trust
Series 2019-B10, Class XA, 1.223%, 3/15/62 (b)	2,325,755	133,171
Series 2020-B18, Class XA, 1.790%, 7/15/53 (b)	503,415	44,455
Series 2020-B22, Class XA, 1.518%, 1/15/54 (b)	884,141	85,410
BWAY Mortgage Trust
Series 2013-1515, Class A1, 2.809%, 3/10/33 (a)	66,126	64,388
Series 2013-1515, Class A2, 3.454%, 3/10/33 (a)	1,000,000	963,231
BX Commercial Mortgage Trust, Series AHP, Class A, 2.949%, (1 Month USD SOFR CME + 0.990%), 1/17/39 (a)(b)	1,465,000	1,420,947
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.778%, 11/10/31 (a)(b)	800,000	779,586
COMM Mortgage Trust
Series 2013-WWP, Class A2, 3.424%, 3/10/31 (a)	640,000	638,291
Series 2013-WWP, Class B, 3.726%, 3/10/31 (a)	644,000	642,932
Series 2015-LC19, Class A4, 3.183%, 2/10/48	291,000	286,051
Series 2016-LC6, Class A4, 2.941%, 1/10/46	233,724	232,838
Series 2020-CX, Class A, 2.173%, 11/10/46 (a)	825,000	708,152

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Commercial Mortgage-Backed Securities (Continued)
Series 2020-CX, Class B, 2.446%, 11/10/46 (a)	524,000	$431,363
Series 2020-CX, Class C, 2.683%, 11/10/46 (a)(b)	100,000	82,445
Series 2020-CX, Class D, 2.683%, 11/10/46 (a)(b)	100,000	80,745
Series 2020-SBX, Class A, 1.670%, 1/10/38 (a)	595,000	543,527
Series 2022-HC, Class A, 2.819%, 1/10/39 (a)	886,000	819,176
CPT Mortgage Trust, Series 2019-CPT, Class A, 2.865%, 11/13/39 (a)	240,000	215,498
DBJPM Mortgage Trust, Series 2020-C9, Class XA, 1.710%, 9/15/53 (b)	641,898	50,233
DC Office Trust, Series 2019-MTC, Class A, 2.965%, 9/15/45 (a)	1,030,000	917,605
Grace Trust, Series 2020-GRCE, Class A, 2.347%, 12/10/40 (a)	925,000	785,987
Hudson Yards Mortgage Trust
Series 2016-10HY, Class A, 2.835%, 8/10/38 (a)	800,000	755,352
Series 2019-30HY, Class A, 3.228%, 7/10/39 (a)	700,000	654,122
Series 2019-30HY, Class D, 3.443%, 7/10/39 (a)(b)	365,000	318,487
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2018-AON, Class A, 4.128%, 7/5/31 (a)	555,000	545,927
Series 2021-NYAH, Class G, 4.639%, (1 Month USD-LIBOR + 2.64%), 6/15/38 (a)(b)	655,000	592,940
Series 2022-OPO, Class A, 3.024%, 1/5/39 (a)	2,150,000	2,002,685
Life Mortgage Trust, Series 2021-BMR, Class D, 3.399%, (1 Month USD-LIBOR + 1.4%), 3/15/38 (a)(b)	117,956	112,001
MAD Mortgage Trust, Series 2017-330M, Class A, 3.188%, 8/15/34 (a)(b)	829,000	800,151
MKT Mortgage Trust, Series 2020-525M, Class A, 2.694%, 2/12/40 (a)	600,000	523,865
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Class A4, 4.259%, 10/15/46 (b)	300,000	300,544
Series 2014-C15, Class A4, 4.051%, 4/15/47	300,000	299,022
Series 2014-C19, Class A4, 3.526%, 12/15/47	180,167	178,014
Morgan Stanley Capital I Trust
Series 2017-CLS, Class A, 2.699%, (1 Month USD-LIBOR + 0.7%), 11/15/34 (a)(b)	531,000	526,874
Series 2017-CLS, Class F, 4.599%, (1 Month USD-LIBOR + 2.6%), 11/15/34 (a)(b)	650,000	635,800
One Market Plaza Trust, Series 2017-1MKT, Class A, 3.614%, 2/10/32 (a)	710,000	697,666
SLG Office Trust
Series OVA, Class A, 2.585%, 7/15/41 (a)	1,013,000	896,668
Series OVA, Class C, 2.851%, 7/15/41 (a)	835,000	710,133
STWD 2021-LIH Mortgage Trust, Series LIH, Class E, 4.902%, (1 Month USD-LIBOR + 2.903%), 11/15/36 (a)(b)	955,000	880,689
SUMIT Mortgage Trust, Series 2022-BVUE, Class A, 2.789%, 2/12/41 (a)	1,615,000	1,469,834
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57	340,000	337,023

		24,589,098

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Federal Home Loan Mortgage Corporation – 0.9%
Federal Home Loan Mortgage Corp.
2.500%, 8/1/27	20,687	$20,450
2.500%, 11/1/27	56,520	55,871
3.000%, 1/1/27	74,751	75,033
3.000%, 7/1/42	22,478	22,177
3.000%, 5/1/45	220,539	217,533
3.011%, (12 Month USD-LIBOR + 1.627%), 10/1/43 (b)	35,586	35,834
3.500%, 12/1/32	109,233	112,472
3.500%, 6/1/48	403,661	405,246
4.000%, 2/1/37	41,864	43,195
4.000%, 8/1/39	23,668	24,423
4.000%, 10/1/39	45,816	47,279
4.000%, 10/1/39	43,513	44,794
4.000%, 11/1/39	20,202	20,847
4.000%, 10/1/40	69,314	71,525
4.000%, 11/1/40	59,763	61,526
4.000%, 11/1/40	10,113	10,435
4.000%, 11/1/40	8,083	8,341
4.000%, 12/1/40	28,381	29,218
4.000%, 6/1/41	6,051	6,145
4.500%, 4/1/35	59,201	61,769
4.500%, 9/1/35	85,843	89,753
4.500%, 7/1/36	56,247	58,897
4.500%, 6/1/39	105,598	110,367
4.500%, 9/1/40	15,037	15,691
4.500%, 2/1/41	31,943	33,259
5.000%, 8/1/33	10,552	11,183
5.000%, 10/1/33	4,850	5,022
5.000%, 4/1/35	12,573	13,374
5.000%, 7/1/35	83,790	89,124
5.000%, 7/1/35	13,994	14,885
5.000%, 1/1/37	52,783	56,131
5.000%, 7/1/40	32,903	34,899
5.000%, 4/1/41	30,913	32,895
5.500%, 12/1/36	52,347	56,332
5.500%, 8/1/40	74,060	79,702
6.000%, 8/1/36	8,458	9,220
6.000%, 7/1/39	42,386	45,782

		2,130,629

Federal National Mortgage Association – 31.1%
Federal National Mortgage Association
2.000%, 10/1/27	81,272	79,507
2.000%, 1/1/28	70,060	68,535
2.000%, 2/1/52	4,868,575	4,399,573
2.000%, 3/1/52	4,747,441	4,297,043
2.500%, 6/1/24	54,339	53,860
2.500%, 11/1/31	49,610	48,996

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Federal National Mortgage Association (Continued)
2.500%, 12/1/31	14,628	$14,447
2.500%, 12/1/43	109,008	102,945
2.500%, 4/1/45	121,881	114,645
2.500%, 12/1/51	3,060,008	2,867,608
2.788%, (12 Month USD-LIBOR + 1.58%), 5/1/44 (b)	12,871	13,079
3.000%, 8/1/46	30,748	30,009
3.000%, 10/1/46	548,945	537,512
3.000%, 11/1/46	659,547	645,914
3.000%, 12/1/46	241,727	236,693
3.000%, 1/1/52	2,872,730	2,776,397
3.000%, 2/1/52	5,200,782	5,031,626
3.500%, 12/1/31	5,529	5,688
3.500%, 1/1/32	91,631	94,266
3.500%, 1/1/32	54,068	55,628
3.500%, 10/1/32	73,251	75,364
3.500%, 6/1/46	381,005	382,870
3.500%, 1/1/48	242,844	243,543
4.000%, 11/1/30	9,815	10,172
4.000%, 10/1/33	61,542	63,792
4.000%, 12/1/36	18,054	18,612
4.000%, 8/1/39	23,378	24,101
4.000%, 10/1/39	15,645	16,129
4.000%, 12/1/39	21,343	22,003
4.000%, 1/1/40	194,763	200,795
4.000%, 3/1/40	22,952	23,608
4.000%, 8/1/40	46,373	47,807
4.000%, 8/1/40	8,381	8,640
4.000%, 10/1/40	105,121	108,386
4.000%, 10/1/40	15,373	15,850
4.000%, 11/1/40	15,831	16,322
4.000%, 11/1/40	13,013	13,416
4.000%, 12/1/40	38,774	39,980
4.000%, 2/1/41	36,621	37,758
4.000%, 10/1/49	2,429,747	2,467,160
4.500%, 8/1/35	17,613	18,361
4.500%, 8/1/36	10,219	10,570
4.500%, 8/1/38	39,991	41,782
4.500%, 3/1/39	57,496	60,073
4.500%, 9/1/39	18,944	19,750
4.500%, 2/1/40	27,566	28,742
4.500%, 8/1/40	58,788	61,299
4.500%, 1/1/41	17,503	18,246
4.500%, 9/1/41	35,506	37,018
5.000%, 10/1/39	2,199	2,331
5.500%, 8/1/37	35,262	37,855
6.000%, 12/1/35	18,712	19,863
6.000%, 3/1/36	121,011	130,586
6.000%, 6/1/36	39,771	43,319

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Federal National Mortgage Association (Continued)
6.000%, 8/1/37	11,218	$12,217
6.000%, 3/1/38	20,616	22,457
TBA 30 Yr, 2.000%, 8/15/52 (c)	4,800,000	4,325,063
TBA 30 Yr, 2.500%, 8/15/52 (c)	27,800,000	25,951,348
TBA 30 Yr, 3.000%, 8/15/52 (c)	12,300,000	11,867,578
TBA 30 Yr, 3.500%, 8/15/52 (c)	850,000	842,547
TBA 30 Yr, 3.500%, 9/15/52 (c)	850,000	840,074
TBA 30 Yr, 4.000%, 4/25/52 (c)	5,800,000	5,834,891

		75,536,249

Government National Mortgage Association – 5.8%
Government National Mortgage Association
TBA 30 Yr, 4.000%, 8/18/52 (c)	1,600,000	1,618,625
TBA 30 Yr, 2.500%, 8/18/52 (c)	3,500,000	3,320,850
TBA 30 Yr, 3.000%, 8/18/52 (c)	3,100,000	3,023,953
TBA 30 Yr, 3.500%, 8/18/52 (c)	5,300,000	5,284,168
TBA 30 Yr, 4.500%, 8/18/52 (c)	900,000	918,071

		14,165,667

Total Mortgage Backed Securities (Cost $132,132,755)		129,595,942

Corporate Bonds and Notes – 30.6%
Communications – 3.8%
Alibaba Group Holding, Ltd., 2.800%, 6/6/23	200,000	198,547
AT&T, Inc.
2.750%, 6/1/31	1,285,000	1,155,048
3.550%, 9/15/55	572,000	447,153
Axian Telecom, 7.375%, 2/16/27 (a)	445,000	411,095
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484%, 10/23/45	1,325,000	1,339,692
Cox Communications, Inc.
3.150%, 8/15/24 (a)	57,000	55,893
3.850%, 2/1/25 (a)	10,000	9,965
eBay, Inc., 3.600%, 6/5/27	195,000	193,253
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/1/29 (a)	250,000	223,165
MercadoLibre, Inc., 2.375%, 1/14/26	1,025,000	923,176
Millicom International Cellular SA, 4.500%, 4/27/31 (a)	950,000	779,017
Paramount Global
2.900%, 1/15/27	400,000	378,875
4.950%, 1/15/31	985,000	965,435
Verizon Communications, Inc.
2.355%, 3/15/32 (b)	1,000,000	866,091
3.400%, 3/22/41	1,250,000	1,075,172
Vodafone Group PLC
4.375%, 2/19/43	70,000	64,271
6.150%, 2/27/37	185,000	206,740

		9,292,588

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Consumer, Cyclical – 2.2%
General Motors Co., 5.400%, 10/15/29	1,200,000	$1,201,762
Home Depot, Inc. (The), 5.950%, 4/1/41	420,000	502,847
O’Reilly Automotive, Inc., 3.800%, 9/1/22	155,000	155,142
Starbucks Corp.
2.550%, 11/15/30	990,000	884,662
3.750%, 12/1/47	275,000	238,376
4.450%, 8/15/49	750,000	718,672
Toll Brothers Finance Corp., 4.350%, 2/15/28	600,000	568,420
YMCA of Greater New York
2.303%, 8/1/26	765,000	709,639
Series 2020, 3.230%, 8/1/32	375,000	346,718

		5,326,238

Consumer, Non-cyclical – 8.6%
Advocate Health & Hospitals Corp.
Series 2020, 2.211%, 6/15/30	325,000	287,011
3.829%, 8/15/28	1,115,000	1,115,847
Allina Health System, 4.805%, 11/15/45	291,000	305,305
Amgen, Inc.
3.200%, 11/2/27	525,000	516,125
3.350%, 2/22/32	150,000	144,078
Beth Israel Lahey Health, Inc., 2.220%, 7/1/28	1,400,000	1,271,080
Biogen, Inc., 3.250%, 2/15/51	448,000	335,956
Bon Secours Mercy Health, Inc., 1.350%, 6/1/25	155,000	145,976
Boston Medical Center Corp., 4.519%, 7/1/26	705,000	704,241
CommonSpirit Health senior secured note
2.782%, 10/1/30	185,000	162,813
3.347%, 10/1/29	600,000	557,897
Conservation Fund A Nonprofit Corp. (The), 3.474%, 12/15/29	800,000	755,455
Dignity Health
4.500%, 11/1/42	408,000	387,929
5.267%, 11/1/64	250,000	247,338
ERAC USA Finance LLC, 3.850%, 11/15/24 (a)	500,000	496,728
Hologic, Inc., 3.250%, 2/15/29 (a)	695,000	632,599
Howard University
Series 2020, 1.991%, 10/1/25	120,000	113,000
Series 2020, 2.657%, 10/1/26	100,000	95,193
Series 2020, 3.476%, 10/1/41	1,850,000	1,508,066
Series 22A, 5.209%, 10/1/52	470,000	440,921
John D and Catherine T MacArthur Foundation, 1.299%, 12/1/30	1,440,000	1,200,325
Kaiser Foundation Hospitals, 3.150%, 5/1/27	185,000	183,596
McCormick & Co., Inc., 2.500%, 4/15/30	700,000	619,491
Mount Sinai Hospitals Group, Inc., 3.831%, 7/1/35	1,400,000	1,308,926
Northeastern University, 5.285%, 3/1/32	100,000	107,505
Ochsner Clinic Foundation, 5.897%, 5/15/45	400,000	459,879

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Consumer, Non-cyclical (Continued)
Ochsner LSU Health System of North Louisiana, 2.510%, 5/15/31	1,250,000	$1,028,524
PeaceHealth Obligated Group, 1.375%, 11/15/25	1,000,000	931,539
Royalty Pharma PLC
2.150%, 9/2/31	350,000	290,086
3.300%, 9/2/40	1,250,000	985,132
Stanford Health Care, 3.310%, 8/15/30	595,000	579,015
StoneCo, Ltd., 3.950%, 6/16/28	1,200,000	955,970
Thermo Fisher Scientific, Inc., 2.375%, 4/15/32	305,000	317,979
Thomas Jefferson University , 3.847%, 11/1/57	2,100,000	1,801,609

		20,993,134

Energy – 1.2%
Greenko Dutch BV, 3.850%, 3/29/26 (a)	882,700	776,131
Investment Energy Resources, Ltd., 6.250%, 4/26/29 (a)	925,000	851,390
Vena Energy Capital Pte, Ltd., 3.133%, 2/26/25	1,380,000	1,319,691

		2,947,212

Financial – 10.0%
AIA Group, Ltd., 4.500%, 3/16/46 (a)	325,000	317,551
Air Lease Corp., 3.625%, 12/1/27	500,000	460,543
American International Group, Inc., 3.900%, 4/1/26	380,000	379,130
American Tower Corp.
3.375%, 5/15/24	235,000	233,154
5.000%, 2/15/24	362,000	368,642
Assicurazioni Generali SpA, 2.429%, 7/14/31	265,000	226,305
AXA SA, 8.600%, 12/15/30	400,000	488,287
Bank of America Corp.
Series MTN, 2.456%, (3 Month USD-LIBOR + 0.87%), 10/22/25 (b)	545,000	523,995
Series MTN, 4.083%, (3 Month USD-LIBOR + 3.15%), 3/20/51 (b)	500,000	458,590
7.750%, 5/14/38	700,000	905,273
BlueHub Loan Fund, Inc., 2.890%, 1/1/27	600,000	538,653
BNP Paribas SA, 3.800%, 1/10/24 (a)	245,000	244,416
Boston Properties L.P., 3.650%, 2/1/26	430,000	425,038
BPCE SA, 4.875%, 4/1/26 (a)	500,000	497,570
Brandywine Operating Partnership L.P., 4.550%, 10/1/29	500,000	487,930
Brighthouse Financial, Inc., 5.625%, 5/15/30	1,500,000	1,505,750
Citigroup, Inc.
1.678%, (SOFR + 1.667), 5/15/24 (b)	1,000,000	984,385
2.561%, (SOFR + 1.167), 5/1/32 (b)	500,000	431,119
3.352%, (3 Month USD-LIBOR + 0.8966%), 4/24/25 (b)	475,000	469,670
4.412%, (SOFR + 3.914), 3/31/31 (b)	750,000	743,247
Cooperatieve Rabobank UA, 3.875%, 9/26/23 (a)	250,000	251,255
Credit Agricole SA, 4.125%, 1/10/27 (a)	1,000,000	995,819
Crown Castle International Corp., 3.700%, 6/15/26	300,000	296,202

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Financial (Continued)
Discover Financial Services, 3.750%, 3/4/25	325,000	$320,857
Fifth Third Bancorp, 8.250%, 3/1/38	425,000	563,064
ING Groep NV, 4.625%, 1/6/26 (a)	750,000	760,467
Kreditanstalt fuer Wiederaufbau, 0.000%, 6/29/37	6,000,000	3,777,839
KWG Group Holdings, Ltd., 6.000%, 8/14/26	475,000	55,985
Marsh & McLennan Cos., Inc., 3.300%, 3/14/23	100,000	99,978
Morgan Stanley
Series MTN, 2.511%, (SOFR + 1.200), 10/20/32 (b)	1,000,000	861,126
Series GMTN, 2.699%, (SOFR + 1.143), 1/22/31 (b)	640,000	573,512
3.950%, 4/23/27	210,000	207,416
Nuveen Finance LLC, 4.125%, 11/1/24 (a)	160,000	159,895
Prologis L.P., 3.250%, 10/1/26	165,000	163,013
Regency Centers L.P., 3.750%, 6/15/24	300,000	298,218
Reinsurance Group of America, Inc.
3.950%, 9/15/26	250,000	249,416
Series MTN, 4.700%, 9/15/23	164,000	165,592
Scentre Group Trust 1/Scentre Group Trust 2, 4.375%, 5/28/30 (a)	615,000	604,820
Sumitomo Mitsui Trust Bank, Ltd., 1.550%, 3/25/26 (a)	1,500,000	1,383,442
U.S. Bancorp, Series MTN, 3.600%, 9/11/24	493,000	495,307
USAA Capital Corp., 2.125%, 5/1/30 (a)	885,000	787,765
Ventas Realty L.P., 3.500%, 2/1/25	500,000	492,774
Yuzhou Group Holdings Co., Ltd., 6.350%, 1/13/27	255,000	20,458

		24,273,468

Government – 1.0%
European Investment Bank, 0.750%, 9/23/30	3,000,000	2,566,240

		2,566,240

Industrial – 0.7%
Klabin Austria GmbH, 5.750%, 4/3/29 (a)	905,000	904,106
Nature Conservancy (The), Series A, 1.154%, 7/1/27	430,000	385,933
WRKCo, Inc., 3.000%, 9/15/24	375,000	366,579

		1,656,618

Technology – 1.1%
Apple, Inc., 2.650%, 5/11/50	300,000	237,696
Black Knight InfoServ LLC, 3.625%, 9/1/28 (a)	200,000	185,500
Broadcom, Inc.
3.187%, 11/15/36 (a)	852,000	685,309
4.150%, 11/15/30	1,200,000	1,141,423
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.750%, 3/1/25 (a)	350,000	348,717

		2,598,645

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Utilities – 2.0%
Aegea Finance Sarl, 6.750%, 5/20/29 (a)(b)	1,200,000	$1,165,980
Clearway Energy Operating LLC, 3.750%, 2/15/31 (a)	560,000	490,928
EDP Finance B.V., 1.710%, 1/24/28 (a)	1,300,000	1,130,601
Instituto Costarricense de Electricidad, 6.750%, 10/7/31 (a)	700,000	661,541
Interchile SA, 4.500%, 6/30/56 (a)	1,315,000	1,126,975
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.500%, 8/15/28 (a)	250,000	232,315

		4,808,340

Total Corporate Bonds and Notes (Cost $82,811,748)		74,462,483

U.S. Government Agency Obligations – 14.8%
Federal Farm Credit Banks Funding Corp.
2.625%, 10/15/49	3,250,000	2,577,453
2.780%, 11/2/37	1,800,000	1,671,298
3.430%, 4/6/45	1,000,000	914,419
3.660%, 3/7/44	974,000	935,295
Federal Home Loan Banks
0.900%, 2/26/27	3,000,000	2,738,007
2.375%, 3/14/25	2,710,000	2,668,984
3.250%, 11/16/28	5,000,000	5,134,039
Federal Home Loan Mortgage Corp. , 1.500%, 2/12/25	5,600,000	5,413,106
Federal National Mortgage Association
0.750%, 10/8/27	5,000,000	4,517,675
0.875%, 8/5/30	8,000,000	6,843,636
5.625%, 7/15/37	2,000,000	2,549,101

Total U.S. Government Agency Obligations (Cost $39,294,764)		35,963,013

Municipal Bonds – 7.8%
American Municipal Power-Ohio, Inc., (Meldahl Hydroelectric Project), 6.270%, 2/15/50	470,000	545,097
Chicago Transit Authority Sales Tax Receipts Fund, 3.912%, 12/1/40	260,000	245,128
Colorado Health Facilities Authority, 4.480%, 12/1/40	940,000	910,598
Cook County Community High School District No. 228, IL, 5.019%, 12/1/41 (Insurer AGM)	435,000	481,101
County of Riverside, CA
2.963%, 2/15/27	670,000	653,362
3.070%, 2/15/28	670,000	650,654
District of Columbia, (Ingleside at Rock Creek)
3.432%, 4/1/42	430,000	352,788
4.125%, 7/1/27	425,000	421,353
Florida Development Finance Corp., 4.009%, 4/1/40	925,000	816,100
Illinois Finance Authority, 3.510%, 5/15/41	1,000,000	783,819
Lancaster County Hospital Authority, PA, (Brethren Village)
5.000%, 7/1/24	165,000	167,671
5.000%, 7/1/25	135,000	137,891

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Municipal Bonds (Continued)
Maryland Health and Higher Educational Facilities Authority, (Meritus Medical Center), 3.968%, 7/1/27	205,000	$206,225
Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 4.000%, 10/1/27 (a)	100,000	105,175
Massachusetts Educational Financing Authority
1.921%, 7/1/27	615,000	565,221
2.305%, 7/1/29	1,000,000	901,701
2.306%, 7/1/25	200,000	193,364
3.911%, 7/1/25	125,000	126,362
Metropolitan Government of Nashville and Davidson County, TN, (Vanderbilt University), 3.235%, 7/1/52	800,000	653,937
Metropolitan Transportation Authority, 5.175%, 11/15/49	855,000	882,316
New Jersey Educational Facilities Authority, 3.958%, 7/1/48 (Insurer AGM)	1,000,000	837,907
New York Transportation Development Corp., 4.248%, 9/1/35	555,000	552,312
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), 3.473%, 7/1/28	500,000	465,868
Oklahoma Development Finance Authority, (OU Medicine)
4.650%, 8/15/30 (Insurer AGM)	130,000	123,457
5.450%, 8/15/28	770,000	704,172
Oklahoma State University, 3.427%, 9/1/36	100,000	90,190
Oregon State University, 3.424%, 3/1/60 (Insurer BAM)	1,000,000	834,308
Pennsylvania Industrial Development Authority, 3.556%, 7/1/24 (a)	271,000	272,104
Philadelphia, PA, Water and Wastewater Revenue, 4.189%, 10/1/37	665,000	657,944
Redevelopment Authority of the City of Philadelphia 2.239%, 9/1/29	145,000	131,080
2.339%, 9/1/30	1,000,000	897,049
Regents of the University of California Medical Center Pooled Revenue, 3.706%, 5/15/20	900,000	691,090
Sacramento, CA, 5.730%, 8/15/23 (Insurer NATL) (b)	340,000	342,551
San Bernardino County, CA, Pension Obligation Revenue, 6.020%, 8/1/23 (Insurer AGM)	145,000	147,122
Shelby County, Health, Educational and Housing Facilities Board, (Trezevant Manor Project), 4.000%, 9/1/22 (a)	250,000	249,741
Southern Ohio Port Authority, 6.500%, 12/1/30 (a)	470,000	439,277
State Board of Administration Finance Corp., 1.258%, 7/1/25	375,000	353,323
Sustainable Energy Utility, Inc., 2.344%, 9/15/29	900,000	836,786
Uptown Development Authority, 2.581%, 9/1/31 (Insurer AGM)	100,000	88,992
Washington Housing Finance Commission, (Presbyterian Retirement Communities), 4.000%, 1/1/24 (a)	100,000	99,475
Wisconsin Health & Educational Facilities Authority 3.940%, 8/15/41	335,000	295,926
4.190%, 8/15/55	190,000	151,367

Total Municipal Bonds (Cost $20,868,046)		19,061,904

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*		Value
Senior Floating Rate Interests – 2.1%
Communication Services – 0.3%
Charter Communications Operating LLC 2019 Term Loan B2, 4.130%, (1 mo. USD LIBOR + 1.750%), 2/1/27 (b)	282,344		$273,933
Go Daddy Operating Company LLC 2021 Term Loan B4, 4.372%, (1 mo. USD LIBOR + 2.000%), 8/10/27 (b)	303,800		298,452
Xplornet Communications, Inc. 2021 Term Loan, 6.372%, (1 mo. USD LIBOR + 4.000%), 10/2/28 (b)	267,975		239,670

			812,055

Consumer Discretionary – 0.2%
Adient U.S. LLC 2021 Term Loan B, 5.622%, (1 mo. USD LIBOR + 3.250%), 4/10/28 (b)	522		509
American Builders & Contractors Supply Co., Inc. 2019 Term Loan, 4.372%, (1 mo. USD LIBOR + 2.000%), 1/15/27 (b)	386,507		377,327
Crocs, Inc. Term Loan B, 4.240%, (3 mo. USD SOFR CME + 3.500%), 2/17/29 (b)	199,500		188,361

			566,197

Consumer Staples – 0.6%
Biogroup-LCD 2021 EUR Term Loan B, 2.750%, (6 mo. EUR Euribor + 2.750%), 2/9/28 (b)	465,000	EUR	439,367
Boels Topholding BV 2021 EUR Term Loan B, 3.250%, (3 mo. EUR Euribor + 3.250%), 2/6/27 (b)	400,000	EUR	393,221
Insulet Corp. Term Loan B, 5.622%, (1 mo. USD LIBOR + 3.250%), 5/4/28 (b)	262,350		257,321
Verisure Holding AB 2021 EUR Term Loan, 3.473%, (6 mo. EUR EURIBOR + 3.250%), 3/27/28 (b)	300,000	EUR	286,203

			1,376,112

Financials – 0.3%
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan, 5.054%, (3 mo. USD SOFR CME + 3.000%), 6/15/25 (b)	172,800		166,407
Russell Investments US Inst’l Holdco, Inc. 2020 Term Loan, 5.000%, (6 mo. USD LIBOR + 3.500%), 5/30/25 (b)	383,461		361,891
USI, Inc. 2017 Repriced Term Loan, 5.250%, (3 mo. USD LIBOR + 3.000%), 5/16/24 (b)	166,687		164,239

			692,537

Industrials – 0.1%
Avient Corp. Term Loan B, 0.000%, 7/27/29 (b)	100,000		98,750
Zephyr German BidCo GmbH EUR Term Loan B1, 3.400%, (3 mo. EUR Euribor + 3.400%), 3/10/28 (b)	100,000	EUR	94,126

			192,876

Information Technology – 0.6%
Athenahealth, Inc.
2022 Delayed Draw Term Loan 3.500%, 2/15/29 (b)(d)	57,971		55,406

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*		Value
Information Technology (Continued)
2022 Term Loan B 5.653%, (1 mo. USD SOFR CME + 3.500%), 2/15/29 (b)	342,029		$326,894
DCert Buyer, Inc. 2019 Term Loan B, 6.372%, (1 mo. USD LIBOR + 4.000%), 10/16/26 (b)	385,890		375,278
Finastra USA, Inc. USD 1st Lien Term Loan, 6.871%, (3 mo. USD LIBOR + 3.500%), 6/13/24 (b)	248,475		232,635
SS&C European Holdings S.A.R.L. 2018 Term Loan B4, 4.122%, (1 mo. USD LIBOR + 1.750%), 4/16/25 (b)	37,120		36,318
SS&C Technologies, Inc. 2018 Term Loan B3, 4.122%, (1 mo. USD LIBOR + 1.750%), 4/16/25 (b)	45,726		44,738
Zelis Healthcare Corporation 2021 Term Loan, 5.213%, (1 mo. USD LIBOR + 3.500%), 9/30/26 (b)	465,524		454,686

			1,525,955

Materials – 0.0%
Diamond (BC) B.V. 2021 Term Loan B, 5.339%, (3 mo. USD LIBOR + 2.750%), 9/29/28 (b)	1,244		1,191

			1,191

Total Senior Floating Rate Interests (Cost $5,632,789)			5,166,923

Foreign Government & Agency Securities – 1.9%
City of Ottawa Ontario, 2.500%, 5/11/51	1,240,000	CAD	716,988
City of Toronto Canada, 2.600%, 9/24/39	1,060,000	CAD	683,124
City of Vancouver, 2.300%, 11/5/31	1,750,000	CAD	1,249,892
Hong Kong Government International Bond, 2.500%, 5/28/24 (a)	750,000		743,051
Republic of Chile, 0.830%, 7/2/31	324,000	EUR	269,932
Republic of Chile, 3.500%, 1/31/34	1,175,000		1,082,154

Total Foreign Government & Agency Securities (Cost $5,305,536)			4,745,141

Asset Backed Securities – 1.3%
CoreVest American Finance Ltd. Series 2020-4 , 2.250%, 12/15/52 (a)	100,000		85,894
FHF Trust , 4.430%, 1/18/28 (a)	575,451		570,457
Lendbuzz Securitization Trust Series 2021-1A, 1.460%, 6/15/26 (a)	406,304		394,749
Series 2022-1A, 4.220%, 5/17/27 (a)	1,175,470		1,158,959
Mosaic Solar Loan Trust Series 2020-2A, 1.440%, 8/20/46 (a)	142,249		125,530
SBA Tower Trust Series 2014-2A, 3.869%, 10/15/49 (a)(e)	500,000		492,842
Tricolor Auto Securitization Trust Series 2021-1A, 0.740%, 4/15/24 (a)	71,136		70,787
Series 2022-1A, 3.300%, 2/18/25 (a)	309,023		306,190

Total Asset Backed Securities (Cost $3,278,372)			3,205,408

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Security	Principal Amount*	Value
Convertible Bonds – 0.4%
Consumer Discretionary – 0.1%
Etsy, Inc.
0.125%, 10/1/26	110,000	$155,024
0.125%, 9/1/27	50,000	45,200

		200,224

Health Care – 0.2%
Dexcom, Inc., 0.250%, 11/15/25	205,000	194,878
Insulet Corp., 0.375%, 9/1/26	195,000	245,505

		440,383

Technology – 0.1%
Square, Inc., 0.125%, 3/1/25	215,000	220,644

		220,644

Total Convertible Bonds (Cost $1,197,376)		861,251

Preferred Stocks – 0.2%
Health Care – 0.2%
Becton Dickinson and Co., Series B, 6.000%, 6/1/23	5,000	250,000
Danaher Corp., 5.000%, 4/15/23	170	258,715

		508,715

Total Preferred Stocks (Cost $548,610)		508,715

Total Long Term Investments (Cost $291,069,996)		273,570,780

Short Term Investments – 10.3%
U.S. Government Agency Obligations – 10.3%
Federal Home Loan Bank Discount Notes
0.000%, 8/4/22	7,000,000	6,998,736
0.000%, 8/17/22	10,000,000	9,990,376
0.000%, 9/8/22	4,000,000	3,990,452
0.000%, 9/30/22	4,000,000	3,984,934

Total Short Term Investments (Cost $24,968,778)		24,964,498

Total Investments – 122.7% (Cost $316,038,774) (f)		298,535,278

Less Unfunded Loan Commitments – (0.0)% (g)		(55,406)

Net Investments – 122.7% (Cost $315,980,803)		298,479,872

Other Liabilities, less assets – (22.7)%		(55,190,648)

Net Assets – 100.0%		$243,289,224

* The principal amount is stated in U.S. dollars unless otherwise indicated.

(a) Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2022, the aggregate value of these securities was $52,100,665, representing 21.4% of net assets.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

(b) Floating/Variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c) A portion or all of the security was purchased as a when issued or delayed delivery security.

(d) Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At July 31, 2022, the total value of unfunded loan commitments is $57,971.

(e) Step coupon bond.

(f) The aggregate cost for federal income tax purposes is $315,944,311. The aggregate gross unrealized appreciation is $2,383,729 and the aggregate gross unrealized depreciation is $19,792,762, resulting in net unrealized depreciation of $17,409,033.

(g) Amount is less than 0.05%.

Abbreviations

TBA — To Be Announced

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual

NATL — National Public Finance Guarantee Corporation

CAD — Canadian Dollar

EUR — Euro

At July 31, 2022, the Fund had the following forward currency contracts outstanding.

Currency Bought	Currency Sold	Counterparty	Settlement Date	Quantity	Value	Unrealized Appreciation (Depreciation)

United States Dollar	Canadian Dollar	Toronto Dominion Bank	9/21/22	3,607,000	$2,814,550	$58,638

United States Dollar	Euro Currency	Barclays Bank PLC	8/31/22	1,618,000	1,653,093	(10,879)

United States Dollar	Euro Currency	Morgan Stanley & Co. Inc.	9/21/22	267,000	273,199	(1,040)

Canadian Dollar	United States Dollar	UBS AG	9/21/22	(365,000)	284,810	3,840

Euro Currency	United States Dollar	UBS AG	9/21/22	(240,000)	245,572	596

						$51,155

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

At July 31, 2022, the Fund had the following future contracts outstanding.

Description	Number of Contracts	Notional Amount	Value	Expiration Date	Unrealized Appreciation (Depreciation)

Euro-Bund (Short)	27	$(2,700,000)	$(4,339,914)	9/8/22	$(198,160)

Long Gilt (Short)	20	(2,000,000)	(2,876,266)	9/28/22	(68,937)

10-Year Canadian Government Bond (Long)	32	3,200,000	3,257,814	9/20/22	165,657

Euro-Schatz (Short)	91	(9,100,000)	(10,219,220)	9/8/22	(66,436)

Euro-Buxl (Short)	8	(800,000)	(1,515,607)	9/8/22	(134,581)

10-Year Australian Government Bond (Long)	18	1,800,000	1,569,644	9/15/22	74,633

					$(227,824)

At July 31, 2022, the Fund had the following centrally cleared interest rate swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Pay Fixed rate annually 1.167% Receive Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/16/28	$19,265,000	$1,311,791	$962,366	$349,425

Pay Fixed rate annually 1.470% Receive Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/16/31	3,015,000	224,840	(44,288)	269,128

Receive Fixed rate annually 0.821% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/16/26	9,835,000	(614,364)	(53,647)	(560,717)

Receive Fixed rate annually 1.060% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	3/16/25	3,000,000	(125,672)	(1,928)	(123,744)

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Pay Fixed rate annually 2.660% Receive Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/15/32	$15,450,000	$(322,665)	$23,814	$(346,479)

Receive Fixed rate annually 2.030% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/15/52	1,980,000	(166,341)	(6,704)	(159,637)

Receive Fixed rate annually 2.630% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/15/42	1,590,000	21,229	(9,345)	30,574

Receive Fixed rate annually 2.470% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/15/52	3,085,000	27,287	(2,012)	29,299

Receive Fixed rate annually 2.630% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/15/24	14,090,000	(65,091)	(4,357)	(60,734)

Receive Fixed rate annually 2.250% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/15/32	2,125,000	(32,199)	(90,441)	58,242

Pay Fixed rate annually 3.310% Receive Floating rate annually 12 month SOFR	Morgan Stanley/LCH	9/15/27	10,025,000	(409,308)	(132,019)	(277,289)

Pay Fixed rate annually 3.470% Receive Floating rate annually 12 month SOFR	Morgan Stanley/LCH	9/21/24	36,295,000	(435,293)	(209,761)	(225,532)

Receive Fixed rate annually 3.000% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	9/21/42	75,000	5,360	46,088	(40,728)

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2022

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Receive Fixed rate annually 2.690% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	9/15/52	$2,980,000	$166,862	$(9,285)	$176,147

Pay Fixed rate annually 2.560% Receive Floating rate annually 12 month SOFR	Morgan Stanley/LCH	9/21/29	9,795,000	(105,053)	11,642	(116,695)

					$480,123	$(998,740)

At July 31, 2022, the Fund had the following centrally cleared credit default swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount (a)	Value (b)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Sell Protection (c):

iTraxx Europe Crossover, Series 37, Version1, 5 Year Index(EUR), Fixed Rate 5.000% (d)	Morgan Stanley/ICE	6/20/27	$2,255,000	$(8,832)	$75,951	$(84,783)

					$75,951	$(84,783)

(a) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap and deliver/(take delivery) of the referenced obligation or underlying securities comprising the referenced index or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(d) Ratings of Moody’s/S&P - B1/BB-

Abbreviations

LCH — London Clearing House

ICE — Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 01, 2022 and held through July 31, 2022.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000.

(2)	Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value As of 2/1/2022	Ending Account value as of 7/31/2022	Expenses Paid During Period 2/1/2022 – 7/31/2022
Domini Impact Equity Fund Investor Shares	Actual Expenses	$1,000.00	$890.70	$4.73[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.80	$5.06[1]
Domini Impact Equity Fund Class A Shares	Actual Expenses	$1,000.00	$890.30	$5.11[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.40	$5.46[1]
Domini Impact Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$892.20	$3.33[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.30	$3.56[1]
Domini Impact Equity Fund Class Y Shares	Actual Expenses	$1,000.00	$891.60	$3.75[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.80	$4.01[1]
Domini International Opportunities Fund Investor Class	Actual Expenses	$1,000.00	$865.60	$6.48[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.90	$7.00[2]
Domini International Opportunities Fund Institutional Class	Actual Expenses	$1,000.00	$866.40	$5.32[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.10	$5.76[2]
Domini Sustainable Solutions Fund Investor Class	Actual Expenses	$1,000.00	$897.80	$6.59[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.90	$7.00[3]
Domini Sustainable Solutions Fund Institutional Class	Actual Expenses	$1,000.00	$899.40	$5.42[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.10	$5.76[3]
Domini Impact International Equity Fund Investor Shares	Actual Expenses	$1,000.00	$846.00	$6.04[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.20	$6.61[4]
Domini Impact International Equity Fund Class A Shares	Actual Expenses	$1,000.00	$845.20	$6.27[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.00	$6.85[4]
Domini Impact International Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$847.10	$4.08[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.40	$4.46[4]

Fund Name	Expenses	Beginning Account Value As of 2/1/2022	Ending Account value as of 7/31/2022	Expenses Paid During Period 2/1/2022 – 7/31/2022
Domini Impact International Equity Fund Class Y Shares	Actual Expenses	$1,000.00	$846.80	$4.30[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.10	$4.71[4]
Domini Impact Bond Fund Investor Shares	Actual Expenses	$1,000.00	$923.20	$4.15[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.50	$4.36[5]
Domini Impact Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$924.00	$2.72[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,022.00	$2.86[5]
Domini Impact Bond Fund Class Y Shares	Actual Expenses	$1,000.00	$924.30	$3.10[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.60	$3.26[5]

1Expenses are equal to the Fund’s annualized expense ratio of 1.01% for Investor shares, or 1.09% for Class A shares, or 0.71% for Institutional shares, or 0.80% for Class Y shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Investor shares, or 1.15% for Institutional shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Investor shares, or 1.15% for Institutional shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

4Expenses are equal to the Fund’s annualized expense ratio of 1.32% for Investor shares, or 1.37% for Class A shares, or 0.89% for Institutional shares, or 0.94% for Class Y shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

5Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Investor shares, or 0.57% for Institutional shares or 0.65% for Class Y shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2022

Domini Impact Equity Fund
ASSETS
Investments, at value (cost $539,940,073)	$869,466,322
Cash	48,225,944
Foreign currency, at value (cost $49,025)	49,379
Receivable for capital shares	22,385
Dividend receivable	929,505
Tax reclaim receivable	288,108

Total assets	918,981,643

LIABILITIES
Payable for securities purchased	422,347
Payable for capital shares	141,401
Management fee payable	480,124
Distribution fee payable	156,379
Other accrued expenses	1,029,478
Foreign tax payable	6,779

Total liabilities	2,236,508

NET ASSETS	$916,745,135

NET ASSETS CONSISTS OF
Paid-in Capital	$577,535,910
Total distributable earnings (loss)	339,209,225

NET ASSETS	$916,745,135

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	775,979,979

Outstanding shares of beneficial interest	27,025,565

Net Asset Value And Offering Price Per Share*	$28.71

Class A Shares
Net assets	6,332,831

Outstanding shares of beneficial interest	220,978

Net Asset Value And Offering Price Per Share*	$28.66

Maximum offering price per share (net asset value per share / (1-4.75%))	$30.09

Institutional Shares
Net assets	125,188,656

Outstanding shares of beneficial interest	4,383,773

Net Asset Value And Offering Price Per Share*	$28.56

Class Y Shares
Net assets	9,243,669

Outstanding shares of beneficial interest	323,226

Net Asset Value And Offering Price Per Share*	$28.60

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2022

Domini International Opportunities Fund
ASSETS
Investments, at value (cost $22,307,532)	$20,220,958
Cash	1,031,115
Foreign currency, at value (cost $42,726)	42,514
Receivable for securities sold	1,264
Receivable for capital shares	250
Dividend receivable	27,440
Tax reclaim receivable	33,797

Total assets	21,357,338

LIABILITIES
Management fee payable	14,768
Other accrued expenses	17,491
Foreign tax payable	2,802

Total liabilities	35,061

NET ASSETS	$21,322,277

NET ASSETS CONSISTS OF
Paid-in Capital	$23,987,392
Total distributable earnings (loss)	(2,665,115)

NET ASSETS	$21,322,277

NET ASSET VALUE PER SHARE

Investor Class
Net assets	2,586,954

Outstanding shares of beneficial interest	288,619

Net Asset Value And Offering Price Per Share*	$8.96

Institutional Class
Net assets	18,735,323

Outstanding shares of beneficial interest	2,089,901

Net Asset Value And Offering Price Per Share*	$8.96

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2022

Domini Sustainable Solutions Fund
ASSETS
Investments, at value (cost $23,325,066)	$25,826,052
Cash	2,833,928
Foreign currency, at value (cost $100,654)	98,259
Receivable for capital shares	12,554
Dividend receivable	10,324
Tax reclaim receivable	12,160

Total assets	28,793,277

LIABILITIES
Management fee payable	19,194
Other accrued expenses	21,161

Total liabilities	40,355

NET ASSETS	$28,752,922

NET ASSETS CONSISTS OF
Paid-in Capital	$29,055,229
Total distributable earnings (loss)	(302,307)

NET ASSETS	$28,752,922

NET ASSET VALUE PER SHARE

Investor Class
Net assets	16,029,906

Outstanding shares of beneficial interest	1,162,182

Net Asset Value And Offering Price Per Share*	$13.79

Institutional Class
Net assets	12,723,016

Outstanding shares of beneficial interest	918,656

Net Asset Value And Offering Price Per Share*	$13.85

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2022

Domini Impact International Equity Fund
ASSETS
Investments, at value (cost $1,319,495,117)	$1,253,856,411
Cash	8,093,507
Receivable for securities sold	32,242,793
Receivable for capital shares	467,895
Dividend receivable	2,612,960
Tax reclaim receivable	4,483,156

Total assets	1,301,756,722

LIABILITIES
Payable for securities purchased	29,081,126
Payable for capital shares	987,373
Management fee payable	866,473
Distribution fee payable	44,103
Other accrued expenses	1,014,844
Due to Custodian (cost $31,554)	31,516
Foreign tax payable	314,249

Total liabilities	32,339,684

NET ASSETS	$1,269,417,038

NET ASSETS CONSISTS OF
Paid-in Capital	$1,425,212,568
Total distributable earnings (loss)	(155,795,530)

NET ASSETS	$1,269,417,038

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	200,864,451

Outstanding shares of beneficial interest	27,165,057

Net Asset Value And Offering Price Per Share*	$7.39

Class A Shares
Net assets	14,916,763

Outstanding shares of beneficial interest	1,888,507

Net Asset Value And Offering Price Per Share*	$7.90

Maximum offering price per share (net asset value per share / (1-4.75%))	$8.29

Institutional Shares
Net assets	525,174,721

Outstanding shares of beneficial interest	71,947,823

Net Asset Value And Offering Price Per Share*	$7.30

Class Y Shares
Net assets	528,461,103

Outstanding shares of beneficial interest	72,357,081

Net Asset Value And Offering Price Per Share*	$7.30

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2022

Domini Impact Equity Fund
INCOME
Dividends (net of foreign taxes $225,180)	$12,225,420
Interest income	29,999

Investment Income	12,255,419

EXPENSES
Management/Sponsorship fees	6,681,453
Distribution fees – Investor Shares	2,171,763
Distribution fees – Class A Shares	18,470
Transfer agent fees – Investor Shares	642,467
Transfer agent fees – Class A Shares	8,089
Transfer agent fees – Institutional Shares	4,779
Transfer agent fees – Class Y Shares	7,368
Custody and Accounting fees	211,002
Professional fees	81,787
Registration fees – Investor Shares	85,742
Registration fees – Class A Shares	20,673
Registration fees – Institutional Shares	32,126
Registration fees – Class Y Shares	20,260
Shareholder Communication fees	140,839
Miscellaneous	162,240
Trustees fees	43,609
Shareholder Service fees – Investor Shares	42,473
Shareholder Service fees – Class A Shares	298
Shareholder Service fees – Institutional Shares	141
Shareholder Service fees – Class Y Shares	112

Total expenses	10,375,691
Fees waived and expenses reimbursed	(40,632)

Net expenses	10,335,059

NET INVESTMENT INCOME (LOSS)	1,920,360

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	21,253,093
Foreign currency	(3,028)

Net realized gain (loss)	21,250,065

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(156,726,368)
Translation of assets and liabilities in foreign currencies	580

Net change in unrealized appreciation (depreciation)	(156,725,788)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(135,475,723)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(133,555,363)

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2022

Domini International Opportunities Fund
INCOME
Dividends (net of foreign taxes $74,619)	$542,567

Investment Income	542,567

EXPENSES
Management fees	210,937
Distribution fees – Investor Class	6,558
Transfer agent fees – Investor Class	37,738
Transfer agent fees – Institutional Class	596
Custody and Accounting fees	147,083
Professional fees	57,607
Registration fees – Investor Class	19,321
Registration fees – Institutional Class	21,556
Shareholder Communication fees	2,317
Miscellaneous	5,468
Trustees fees	1,054
Shareholder Service fees – Investor Class	680
Shareholder Service fees – Institutional Class	8

Total expenses	510,923
Fees waived and expenses reimbursed	(218,820)

Net expenses	292,103

NET INVESTMENT INCOME (LOSS)	250,464

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	(530,512)
Foreign currency	(15,938)

Net realized gain (loss)	(546,450)

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(4,452,386)
Translation of assets and liabilities in foreign currencies	(2,636)

Net change in unrealized appreciation (depreciation)	(4,455,022)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,001,472)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,751,008)

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2022

Domini Sustainable Solutions Fund
INCOME
Dividends (net of foreign taxes $27,304)	$260,430

Investment Income	260,430

EXPENSES
Management fees	278,075
Distribution fees – Investor Class	44,252
Transfer agent fees – Investor Class	57,729
Transfer agent fees – Institutional Class	622
Custody and Accounting fees	70,908
Professional fees	57,977
Registration fees – Investor Class	19,659
Registration fees – Institutional Class	19,409
Shareholder Communication fees	2,832
Miscellaneous	6,497
Trustees fees	1,384
Shareholder Service fees – Investor Class	2,511
Shareholder Service fees – Institutional Class	39

Total expenses	561,894
Fees waived and expenses reimbursed	(141,125)

Net expenses	420,769

NET INVESTMENT INCOME (LOSS)	(160,339)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	(1,898,830)
Foreign currency	(9,418)

Net realized gain (loss)	(1,908,248)

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(6,951,267)
Translation of assets and liabilities in foreign currencies	(2,505)

Net change in unrealized appreciation (depreciation)	(6,953,772)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,862,020)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,022,359)

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2022

Domini Impact International Equity Fund
INCOME
Dividends (net of foreign taxes $4,601,204)	$42,583,334
Interest income	735

Investment Income	42,584,069

EXPENSES
Management fees	12,611,918
Distribution fees – Investor Shares	640,473
Distribution fees – Class A Shares	45,870
Transfer agent fees – Investor Shares	396,013
Transfer agent fees – Class A Shares	18,270
Transfer agent fees – Institutional Shares	3,273
Transfer agent fees – Class Y Shares	327,393
Custody and Accounting fees	510,810
Professional fees	102,497
Registration fees – Investor Shares	59,422
Registration fees – Class A Shares	18,860
Registration fees – Institutional Shares	13,432
Registration fees – Class Y Shares	51,240
Shareholder Communication fees	113,435
Miscellaneous	214,065
Trustees fees	62,855
Shareholder Service fees – Investor Shares	17,954
Shareholder Service fees – Class A Shares	619
Shareholder Service fees – Institutional Shares	429
Shareholder Service fees – Class Y Shares	110

Net expenses	15,208,938

NET INVESTMENT INCOME (LOSS)	27,375,131

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	(41,163,844)
Foreign currency	(782,509)

Net realized gain (loss)	(41,946,353)

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(306,735,091)
Translation of assets and liabilities in foreign currencies	(410,521)

Net change in unrealized appreciation (depreciation)	(307,145,612)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(349,091,965)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(321,716,834)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2022	Year Ended July 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,920,360	$2,843,043
Net realized gain (loss)	21,250,065	62,291,377
Net change in unrealized appreciation (depreciation)	(156,725,788)	213,611,453

Net Increase (Decrease) in Net Assets Resulting from Operations	(133,555,363)	278,745,873

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(54,087,151)	(19,124,774)
Class A Shares	(474,850)	(164,670)
Institutional Shares	(9,304,327)	(3,655,416)
Class Y Shares	(572,465)	(193,419)

Net Decrease in Net Assets from Distributions	(64,438,793)	(23,138,279)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	33,781,629	54,374,553
Net asset value of shares issued in reinvestment of distributions and dividends	59,547,412	21,219,668
Payments for shares redeemed	(76,933,665)	(77,615,011)
Redemption fees	224	20,541

Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,395,600	(2,000,249)

Total Increase (Decrease) in Net Assets	(181,598,556)	253,607,345

NET ASSETS
Beginning of period	$1,098,343,691	$844,736,346

End of period	$916,745,135	$1,098,343,691

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2022	For the Period November 30, 2020 (commencement of operations) through July 31, 2021
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$250,464	$139,553
Net realized gain (loss)	(546,450)	159,221
Net change in unrealized appreciation (depreciation)	(4,455,022)	2,365,250

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,751,008)	2,664,024

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(40,010)	(10,330)
Institutional Class	(386,867)	(140,924)

Net Decrease in Net Assets from Distributions	(426,877)	(151,254)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	922,878	24,302,975
Net asset value of shares issued in reinvestment of distributions and dividends	426,681	151,229
Payments for shares redeemed	(1,294,530)	(521,846)
Redemption fees	-	5

Net Increase (Decrease) in Net Assets from Capital Share Transactions	55,029	23,932,363

Total Increase (Decrease) in Net Assets	(5,122,856)	26,445,133

NET ASSETS
Beginning of period	$26,445,133	$-

End of period	$21,322,277	$26,445,133

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2022	Year Ended July 31, 2021
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(160,339)	$(229,163)
Net realized gain (loss)	(1,908,248)	1,501,074
Net change in unrealized appreciation (depreciation)	(6,953,772)	5,011,985

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,022,359)	6,283,896

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(764,084)	(428,601)
Institutional Class	(637,340)	(590,211)

Net Decrease in Net Assets from Distributions	(1,401,424)	(1,018,812)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	5,156,026	16,670,464
Net asset value of shares issued in reinvestment of distributions and dividends	1,380,967	1,006,232
Payments for shares redeemed	(5,991,177)	(4,072,589)
Redemption fees	-	3,761

Net Increase (Decrease) in Net Assets from Capital Share Transactions	545,816	13,607,868

Total Increase (Decrease) in Net Assets	(9,877,967)	18,872,952

NET ASSETS
Beginning of period	$38,630,889	$19,757,937

End of period	$28,752,922	$38,630,889

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2022	Year Ended July 31, 2021
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$27,375,131	$21,977,674
Net realized gain (loss)	(41,946,353)	136,715,623
Net change in unrealized appreciation (depreciation)	(307,145,612)	169,926,681

Net Increase (Decrease) in Net Assets Resulting from Operations	(321,716,834)	328,619,978

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(3,017,144)	(4,142,289)
Class A Shares	(197,922)	(303,025)
Institutional Shares	(11,678,797)	(11,986,084)
Class Y Shares	(11,865,489)	(10,069,491)

Net Decrease in Net Assets from Distributions	(26,759,352)	(26,500,889)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	423,391,788	703,551,006
Net asset value of shares issued in reinvestment of distributions and dividends	21,950,922	21,750,304
Payments for shares redeemed	(403,422,877)	(516,771,256)
Redemption fees	1,054	5,170

Net Increase (Decrease) in Net Assets from Capital Share Transactions	41,920,887	208,535,224

Total Increase (Decrease) in Net Assets	(306,555,299)	510,654,313

NET ASSETS
Beginning of period	$1,575,972,337	$1,065,318,024

End of period	$1,269,417,038	$1,575,972,337

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2022		2021		2020		2019		2018
For a share outstanding for the period:
Net asset value, beginning of period	$34.82		$26.72		$22.48		$24.18		$23.18	^

Income from investment operations:
Net investment income (loss)	0.03		0.08		0.15	[1]	0.18		0.27	[1]
Net realized and unrealized gain (loss) on investments	(4.08)		8.74		4.69	[1]	0.81		2.09	[1]

Total Income (loss) From Investment Operations	(4.05)		8.82		4.84		0.99		2.36

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.01)		(0.09)		(0.14)		(0.21)		(0.17)	^
Distributions to shareholders from net realized gain	(2.05)		(0.63)		(0.46)		(2.48)		(1.19)	^

Total Distributions	(2.06)		(0.72)		(0.60)		(2.69)		(1.36)

Redemption fee proceeds[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$28.71		$34.82		$26.72		$22.48		$24.18

Total return	(12.65%)		33.43%		21.98%		6.31%		10.32%
Portfolio turnover	6%		23%		21%		95%		78%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$776		$927		$719		$643		$669
Ratio of expenses to average net assets	1.05%		1.09%		1.08%	[3,4]	1.07%	[3,4]	1.10%
Ratio of gross expenses to average net assets	1.05%		1.09%		1.09%		1.09%		1.10%
Ratio of net investment income (loss) to average net assets	0.14%		0.24%		0.65%		0.96%		1.15%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.07% for the year ended July 31, 2019 and 1.08% for the year ended July 31, 2020.

4 Reflects a waiver of fees by the Manager, the Sponsor and the Distributor of the Fund.

^ All per share amounts and net asset values have been adjusted as a result of the 1.9988601 for 1 share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2022		2021		2020		2019		2018
For a share outstanding for the period:
Net asset value, beginning of period	$34.79		$26.70		$22.46		$24.17		$33.41	^

Income from investment operations:
Net investment income (loss)	(0.12)		(0.46)		0.15	[1]	0.23		0.31	[1]
Net realized and unrealized gain (loss) on investments	(3.94)		9.27		4.69	[1]	0.75		2.84	[1]

Total Income (loss) From Investment Operations	(4.06)		8.81		4.84		0.98		3.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.02)		(0.09)		(0.14)		(0.21)		(1.35)	^
Distributions to shareholders from net realized gain	(2.05)		(0.63)		(0.46)		(2.48)		(11.04)	^

Total Distributions	(2.07)		(0.72)		(0.60)		(2.69)		(12.39)

Redemption fee proceeds[1]	-		-		-		0.00	[2]	-

Net asset value, end of period	$28.66		$34.79		$26.70		$22.46		$24.17

Total return[3]	(12.67)%		33.42%		22.01%		6.28%		10.36%
Portfolio turnover	6%		23%		21%		95%		78%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$6		$8		$6		$7		$7
Ratio of expenses to average net assets	1.09%	[5]	1.09%	[5]	1.09%	[4,5]	1.09%	[4,5]	1.12%	[5]
Ratio of gross expenses to average net assets	1.37%		1.31%		1.47%		1.43%		1.38%
Ratio of net investment income (loss) to average net assets	0.10%		0.24%		0.64%		0.95%		1.14%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Total return does not reflect sales commissions.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.09% for the year ended July 31, 2019 and 1.09% for the year ended July 31, 2020.

5 Reflects a waiver of fees by the Manager, the Sponsor and the Distributor of the Fund.

^ All per share amounts and net asset values have been adjusted as a result of the 0.2155310 for 1 reverse share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2022	2021		2020		2019		2018
For a share outstanding for the period:
Net asset value, beginning of period	$34.60	$26.59		$22.41		$24.18		$24.46

Income from investment operations:
Net investment income (loss)	0.12	0.28		0.23	[1]	0.08		0.37
Net realized and unrealized gain (loss) on investments	(4.05)	8.60		4.67	[1]	0.98		2.17

Total Income (loss) From Investment Operations	(3.93)	8.88		4.90		1.06		2.54

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.06)	(0.24)		(0.26)		(0.35)		(0.44)
Distributions to shareholders from net realized gain	(2.05)	(0.63)		(0.46)		(2.48)		(2.38)

Total Distributions	(2.11)	(0.87)		(0.72)		(2.83)		(2.82)

Redemption fee proceeds[1]	-	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$28.56	$34.60		$26.59		$22.41		$24.18

Total return	(12.36%)	33.89%		22.43%		6.69%		10.68%
Portfolio turnover	6%	23%		21%		95%		78%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$125	$154		$113		$99		$120
Ratio of expenses to average net assets	0.73%	0.74%		0.74%	[3]	0.74%	[3,4]	0.74%	[4]
Ratio of gross expenses to average net assets	0.73%	0.74%		0.74%		0.76%		0.76%
Ratio of net investment income (loss) to average net assets	0.46%	0.59%		0.99%		1.31%		1.52%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.74% for the year ended July 31, 2019 and 0.74% for the year ended July 31, 2020.

4 Reflects a waiver of fees by the Manager and the Sponsor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS Y SHARES (FORMERLY CLASS R SHARES)

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2022		2021		2020		2019		2018
For a share outstanding for the period:
Net Asset Value, beginning of period	$34.66		$26.62		$22.42		$24.18		$37.86	^

Income from investment operations:
Net investment income (loss)	7.56		7.50		0.21	[1]	3.04		0.41	[1]
Net realized and unrealized gain (loss) on investments	(11.52)		1.37		4.68	[1]	(2.00)		3.21	[1]

Total Income (loss) From Investment Operations	(3.96)		8.87		4.89		1.04		3.62

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.05)		(0.20)		(0.23)		(0.32)		(2.00)	^
Distributions to shareholders from net realized gain	(2.05)		(0.63)		(0.46)		(2.48)		(15.30)	^

Total Distributions	(2.10)		(0.83)		(0.69)		(2.80)		(17.30)

Redemption fee proceeds[1]	-		0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$28.60		$34.66		$26.62		$22.42		$24.18

Total return	(12.42)%		33.81%		22.34%		6.62%		10.71%
Portfolio turnover	6%		23%		21%		95%		78%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$9		$10		$6		$20		$18
Ratio of expenses to average net assets	0.80%	[3]	0.80%	[3]	0.79%	[3,4]	0.80%	[3,4]	0.80%	[3]
Ratio of gross expenses to average net assets	1.02%		1.05%		0.94%		0.88%		0.84%
Ratio of net investment income (loss) to average net assets	0.40%		0.51%		0.92%		1.23%		1.46%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Reflects a waiver of fees by the Manager and the Sponsor of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.80% for the year ended July 31, 2019 and 0.79% for the year ended July 31, 2020.

^ All per share amounts and net asset values have been adjusted as a result of the 0.1555580 for 1 reverse share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2022		For the Period November 30, 2020 (commencement of operations) through July 31, 2021
For a share outstanding for the period:
Net asset value, beginning of period	$11.08		$10.00

Income from investment operations:
Net investment income (loss)	0.08		0.04
Net realized and unrealized gain (loss) on investments	(2.05)		1.09

Total Income (loss) From Investment Operations	(1.97)		1.13

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.07)		(0.05)
Distributions to shareholders from net realized gain	(0.08)		-

Total Distributions	(0.15)		(0.05)

Redemption fee proceeds[1]	-		0.00	[2]

Net asset value, end of period	$8.96		$11.08

Total return[3]	(17.88%)		11.31%
Portfolio turnover	20%		16%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$3		$2
Ratio of expenses to average net assets	1.40%	[4]	1.40%	[4]
Ratio of gross expenses to average net assets	4.36%		4.88%
Ratio of net investment income (loss) to average net assets	0.84%		0.80%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2022		For the Period November 30, 2020 (commencement of operations) through July 31, 2021
For a share outstanding for the period:
Net asset value, beginning of period	$11.08		$10.00

Income from investment operations:
Net investment income (loss)	0.11		0.06
Net realized and unrealized gain (loss) on investments	(2.05)		1.08

Total Income (loss) From Investment Operations	(1.94)		1.14

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.10)		(0.06)
Distributions to shareholders from net realized gain	(0.08)		-

Total Distributions	(0.18)		(0.06)

Redemption fee proceeds	-		-

Net asset value, end of period	$8.96		$11.08

Total return[1]	(17.65%)		11.44%
Portfolio turnover	20%		16%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$19		$24
Ratio of expenses to average net assets	1.15%	[2]	1.15%	[2]
Ratio of gross expenses to average net assets	1.79%		2.00%
Ratio of net investment income (loss) to average net assets	1.03%		0.84%

1 Not annualized for periods less than one year.

2 Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,				For the Period April 1, 2020 (commencement of operations) through July 31, 2020
	2022		2021
For a share outstanding for the period:
Net asset value, beginning of period	$19.06		$15.28		$10.00

Income from investment operations:
Net investment income (loss)	(0.10)		(0.12)		(0.02)
Net realized and unrealized gain (loss) on investments	(4.45)		4.54		5.30

Total Income (loss) From Investment Operations	(4.55)		4.42		5.28

Less dividends and/or distributions:
Dividends to shareholders from net investment income	-		-		-
Distributions to shareholders from net realized gain	(0.72)		(0.64)		-

Total Distributions	(0.72)		(0.64)		-

Redemption fee proceeds[1]	-		0.00	[2]	-

Net asset value, end of period	$13.79		$19.06		$15.28

Total return[3]	(24.60%)		28.94%		52.80%
Portfolio turnover	51%		65%		10%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$16		$19		$7
Ratio of expenses to average net assets	1.40%	[4]	1.40%	[4]	1.37%	[4,5]
Ratio of gross expenses to average net assets	1.99%		2.12%		3.95%
Ratio of net investment income (loss) to average net assets	(0.59)%		(0.87)%		(0.94)%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.37% for the period ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,				For the Period April 1, 2020 (commencement of operations) through July 31, 2020
	2022		2021
For a share outstanding for the period:
Net asset value, beginning of period	$19.12		$15.29		$10.00

Income from investment operations:
Net investment income (loss)	(0.06)		(0.10)		(0.02)
Net realized and unrealized gain (loss) on investments	(4.46)		4.57		5.31

Total Income (loss) From Investment Operations	(4.52)		4.47		5.29

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.03)		-		-
Distributions to shareholders from net realized gain	(0.72)		(0.64)		-

Total Distributions	(0.75)		(0.64)		-

Redemption fee proceeds [1]	-		-		-

Net asset value, end of period	$13.85		$19.12		$15.29

Total return [2]	(24.39%)		29.25%		52.90%
Portfolio turnover	51%		65%		10%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$13		$19		$12
Ratio of expenses to average net assets	1.15%	[3]	1.15%	[3]	1.12%	[3,4]
Ratio of gross expenses to average net assets	1.40%		1.43%		2.89%
Ratio of net investment income (loss) to average net assets	(0.37)%		(0.62)%		(0.61)%

1 Based on average shares outstanding.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Sponsor of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.12% for the period ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2022		2021		2020		2019		2018
For a share outstanding for the period:
Net asset value, beginning of period	$9.29		$7.28		$7.74		$8.72		$8.76

Income from investment operations:
Net investment income (loss)	0.16		0.19		0.08		0.15		0.16
Net realized and unrealized gain (loss) on investments	(1.95)		1.94		(0.33)		(0.77)		0.02

Total Income (loss) From Investment Operations	(1.79)		2.13		(0.25)		(0.62)		0.18

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.11)		(0.12)		(0.21)		(0.13)		(0.22)
Distributions to shareholders from net realized gain	-		-		-		(0.23)		-

Total Distributions	(0.11)		(0.12)		(0.21)		(0.36)		(0.22)

Redemption fee proceeds [1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$7.39		$9.29		$7.28		$7.74		$8.72

Total return	(19.23%)		29.34%		(3.49%)		(6.81%)		2.08%
Portfolio turnover	88%		88%		98%		77%		68%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$201		$292		$397		$432		$612
Ratio of expenses to average net assets	1.34%		1.37%		1.36%	[3,4]	1.41%	[3]	1.41%
Ratio of gross expenses to average net assets	1.34%		1.37%		1.38%		1.41%		1.41%
Ratio of net investment income (loss) to average net assets	1.40%		1.32%		0.93%		1.70%		1.81%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.41% for the year ended July 31, 2019 and 1.36% for the year ended July 31, 2020.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2022	2021	2020		2019		2018
For a share outstanding for the period:
Net asset value, beginning of period	$9.91	$7.77	$8.22		$9.18		$9.21

Income from investment operations:
Net investment income (loss)	0.21	0.25	0.14		0.34		0.15
Net realized and unrealized gain (loss) on investments	(2.12)	2.02	(0.42)		(0.99)		0.04

Total Income (loss) From Investment Operations	(1.91)	2.27	(0.28)		(0.65)		0.19

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.10)	(0.13)	(0.17)		(0.08)		(0.22)
Distributions to shareholders from net realized gain	-	-	-		(0.23)		-

Total Distributions	(0.10)	(0.13)	(0.17)		(0.31)		(0.22)

Redemption fee proceeds [1]	-	-	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$7.90	$9.91	$7.77		$8.22		$9.18

Total return [3]	(19.26)%	29.31%	(3.58)%		(6.83)%		2.00%
Portfolio turnover	88%	88%	98%		77%		68%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$15	$21	$21		$27		$81
Ratio of expenses to average net assets	1.37%	1.38%	1.40%	[4,5]	1.43%	[4]	1.47%
Ratio of gross expenses to average net assets	1.37%	1.38%	1.54%		1.43%		1.47%
Ratio of net investment income (loss) to average net assets	1.37%	1.27%	0.86%		1.41%		1.63%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Total return does not reflect sales commissions.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.43% for the year ended July 31, 2019 and 1.41% for the year ended July 31, 2020.

5 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2022		2021		2020		2019		2018
For a share outstanding for the period:
Net asset value, beginning of period	$9.19		$7.23		$7.69		$8.70		$8.74

Income from investment operations:
Net investment income (loss)	0.16		0.16		0.09		0.18		0.18
Net realized and unrealized gain (loss) on investments	(1.89)		1.99		(0.30)		(0.78)		0.05

Total Income (loss) From Investment Operations	(1.73)		2.15		(0.21)		(0.60)		0.23

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.16)		(0.19)		(0.25)		(0.18)		(0.27)
Distributions to shareholders from net realized gain	-		-		-		(0.23)		-

Total Distributions	(0.16)		(0.19)		(0.25)		(0.41)		(0.27)

Redemption fee proceeds [1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$7.30		$9.19		$7.23		$7.69		$8.70

Total return	(18.88%)		29.80%		(3.05%)		(6.49%)		2.58%
Portfolio turnover	88%		88%		98%		77%		68%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$525		$636		$473		$524		$580
Ratio of expenses to average net assets	0.89%		0.91%		0.95%	[3]	1.01%	[3]	1.02%
Ratio of gross expenses to average net assets	0.89%		0.91%		0.95%		1.01%		1.02%
Ratio of net investment income (loss) to average net assets	1.91%		1.79%		1.33%		2.30%		2.22%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.01% for the year ended July 31, 2019 and 0.95% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,							For the period July 23, 2018 (commencement of operations) through July 31,
	2022	2021		2020		2019		2018
For a share outstanding for the period:
Net asset value, beginning of period	$9.20	$7.23		$7.70		$8.71		$8.56

Income from investment operations:
Net investment income (loss)	0.16	0.11		0.12		0.23		-
Net realized and unrealized gain (loss) on investments	(1.90)	2.04		(0.35)		(0.83)		0.15

Total Income (loss) From Investment Operations	(1.74)	2.15		(0.23)		(0.60)		0.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.16)	(0.18)		(0.24)		(0.18)		-
Distributions to shareholders from net realized gain	-	-		-		(0.23)		-

Total Distributions	(0.16)	(0.18)		(0.24)		(0.41)		-

Redemption fee proceeds [1]	-	0.00	[2]	-		-		-

Net asset value, end of period	$7.30	$9.20		$7.23		$ 7.70		$8.71

Total return [3]	(19.01)%	29.88%		(3.28)%		(6.50)%		1.75%
Portfolio turnover	88%	88%		98%		77%		68%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$528	$627		$174		$238		$142
Ratio of expenses to average net assets	0.95%	0.98%		1.06%	[4]	1.13%	[4]	1.13%
Ratio of gross expenses to average net assets	0.95%	0.98%		1.06%		1.13%		1.13%
Ratio of net investment income (loss) to average net assets	1.87%	1.82%		1.26%		2.81%		0.32%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.13% for the year ended July 31, 2019 and 1.06% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2022

1. ORGANIZATION

The Domini Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises five separate series: Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Impact Bond Fund are included on page 139 of this report. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Domini Impact Equity Fund offers four classes of shares: Investor shares, Class A shares, Institutional shares, and Class Y shares. The Domini International Opportunities Fund offers two classes of shares: Investor shares and Institutional shares. The Domini Sustainable Solutions Fund offers two classes of shares: Investor shares and Institutional shares. The Domini Impact International Equity Fund offers four classes of shares: Investor shares, Class A shares, Institutional shares, and Class Y shares. The Investor shares, Institutional shares and Class Y shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%.

All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, directly attributable to that class. The Funds seek to provide their shareholders with long-term total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges are valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship.

Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees.

At least annually, Domini Impact Investments LLC (Domini) reviews and performs due diligence with respect to the pricing methodologies employed by any independent pricing service approved by the Funds’ Board of Trustees and utilized on behalf of the Funds. As part of this due diligence, Domini reviews each pricing service provider’s policies, procedures, and quality controls. Domini also tests certain valuations provided by the Funds’ pricing services with those received from other vendors, if available, and performs back testing, as applicable. Domini provides an annual due diligence report to the Funds’ Board of Trustees including its determination of whether the pricing methodology employed by such pricing service requires adjustments.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Impact Equity Fund, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Communication Services	$80,654,184	$-	$-	$80,654,184
Consumer Discretionary	106,121,976	-	-	106,121,976
Consumer Staples	54,533,090	-	-	54,533,090
Financials	88,253,294	-	-	88,253,294
Health Care	119,573,828	-	-	119,573,828
Industrials	50,588,484	-	-	50,588,484
Information Technology	317,009,990	-	-	317,009,990
Materials	19,821,605	-	-	19,821,605
Real Estate	26,417,255	-	-	26,417,255
Utilities	6,492,616	-	-	6,492,616

Total	$869,466,322	$-	$-	$869,466,322

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

The following is a summary of the inputs used by the Domini International Opportunities Fund, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Australia	$-	$725,386	$-	$725,386
Austria	-	58,986	-	58,986
Belgium	4,051	93,230	-	97,281
Brazil	116,361	-	-	116,361
Canada	424,833	-	-	424,833
China	85,233	196,101	-	281,334
Denmark	-	965,607	-	965,607
Finland	-	293,488	-	293,488
France	-	1,823,321	-	1,823,321
Germany	-	1,544,304	-	1,544,304
Hong Kong	-	552,580	-	552,580
Hungary	-	13,146	-	13,146
Ireland	-	201,016	-	201,016
Italy	-	177,575	-	177,575
Japan	-	4,455,111	-	4,455,111
Luxembourg	-	28,310	-	28,310
Netherlands	-	1,606,096	-	1,606,096
New Zealand	-	62,798	-	62,798
Norway	-	95,635	-	95,635
Singapore	-	218,364	-	218,364
South Africa	9,070	72,980	-	82,050
Spain	-	493,937	-	493,937
Sweden	83,735	451,657	-	535,392
Switzerland	-	1,475,819	-	1,475,819
United Kingdom	459,119	2,027,612	-	2,486,731
United States	974,855	430,642	-	1,405,497

Total	$2,157,257	$18,063,701	$-	$20,220,958

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

The following is a summary of the inputs used by the Domini Sustainable Solutions Fund, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Communication Services	$716,926	$-	$-	$716,926
Consumer Discretionary	2,215,361	779,130	-	2,994,491
Consumer Staples	659,462	-	-	659,462
Financials	2,206,391	2,423,636	-	4,630,027
Health Care	3,176,826	1,623,980	-	4,800,806
Industrials	248,634	2,904,949	-	3,153,583
Information Technology	5,770,112	994,815	-	6,764,927
Real Estate	1,748,232	-	-	1,748,232
Utilities	-	357,598	-	357,598

Total	$16,741,944	$9,084,108	$-	$25,826,052

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Australia	$-	$87,827,967	$-	$87,827,967
Austria	-	2,735,199	-	2,735,199
Belgium	310,150	11,711,978	-	12,022,128
Brazil	10,474,308	-	-	10,474,308
China	1,482,698	21,723,058	-	23,205,756
Denmark	-	15,618,289	-	15,618,289
Finland	-	16,060,950	-	16,060,950
France	-	89,134,926	-	89,134,926
Germany	-	73,554,603	-	73,554,603
Hong Kong	-	4,136,818	-	4,136,818
Hungary	-	2,051,146	-	2,051,146
India	-	6,675,884	-	6,675,884

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Ireland	$-	$15,770,514	$-	$15,770,514
Israel	3,558,981	-	-	3,558,981
Italy	-	20,939,536	-	20,939,536
Japan	-	305,796,843	-	305,796,843
Mexico	3,177,337	-	-	3,177,337
Netherlands	1,100,669	77,834,589	-	78,935,258
Norway	-	8,957,379	-	8,957,379
Singapore	4,298,223	37,020,418	-	41,318,641
South Africa	1,731,706	10,893,394	-	12,625,100
South Korea	-	6,420,412	-	6,420,412
Spain	-	30,446,455	-	30,446,455
Sweden	-	25,720,322	-	25,720,322
Switzerland	-	148,284,392	-	148,284,392
Taiwan	-	13,541,771	-	13,541,771
Thailand	-	10,409,409	-	10,409,409
Turkey	673,525	-	-	673,525
United Kingdom	3,962,942	127,486,760	-	131,449,702
United States	9,829,529	42,503,331	-	52,332,860

Total	$40,600,068	$1,213,256,343	$-	$1,253,856,411

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities, they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

As of July 31, 2022, open foreign currency spot contracts were as follows:

Domini Impact Equity Fund	$-

Domini International Opportunities Fund	-
Domini Sustainable Solutions Fund	-
Domini Impact International Equity Fund	11,837,984

(D) Investment Transactions, Investment Income and Dividends to Shareholders. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini Impact Equity Fund are usually declared and paid quarterly from net investment income. Dividends to shareholders of the Domini International Opportunities Fund, the Domini Sustainable Solutions Fund and the Domini Impact International Equity Fund are usually declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2022, tax years 2018

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

through 2021 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Funds. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

The redemption fee was waived by the Funds’ Board of Trustees and was no longer imposed by the Fund effective August 16, 2021.

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Transfer Agent Credits. Per the arrangement with the Funds’ former transfer agent, BNY Mellon Investment Servicing (U.S.) Inc., the Funds had arrangements prior to June 22, 2020, whereby they received earnings credits when positive cash balances were maintained. Such credits were used to offset transfer agency fees.

(I) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

3. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini to serve as investment manager and administrator. Domini is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by Domini consist

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.20% of the first $2 billion of net assets managed,
0.19% of the next $1 billion of net assets managed, and
0.18% of net assets managed in excess of $3 billion

Domini International Opportunities Fund	0.85% of the first $2 billion of net assets managed,
0.83% of the next $1 billion of net assets mangaged, and
0.80% of the net assets manged in excess of $3 billion

Domini Sustainable Solutions Fund	0.85% of the first $500 million of net assets managed,
0.83% of the next $500 million of net assets managed, and,
0.80% of net assets managed in excess of $1 billion

Domini Impact International Equity Fund	0.96% of the first $250 million of net assets managed,
0.88% of the next $250 million of net assets managed, and
0.785% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Impact Equity Fund) Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini under the Management Agreement, Domini answers questions from the general public and the media regarding the securities holdings of the Fund. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion of net assets managed, and 0.43% of net assets managed in excess of $3 billion

Effective November 30, 2021, Domini has contractually agreed to reduce its fees and/or reimburse certain ordinary operating expenses of the Funds (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) until November 30, 2022, absent an earlier modification as mutually agreed to by the Adviser and Board of Trustees which

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

oversees the Funds, in order to limit the annual operating expenses of each share class, net of applicable waivers and reimbursements, as follows:

Domini Impact Equity Fund Investor Shares	1.09%
Domini Impact Equity Fund Class A Shares	1.09%
Domini Impact Equity Fund Institutional Shares	0.74%
Domini Impact Equity Fund Class Y Shares	0.80%
Domini International Opportunities Fund Investor Class	1.40%
Domini International Opportunities Fund Institutional Class	1.15%
Domini Sustainable Solutions Fund Investor Class	1.40%
Domini Sustainable Solutions Fund Institutional Class	1.15%
Domini Impact International Equity Fund Class A Shares	1.40%
Domini Impact International Equity Fund Class Y Shares	1.12%

For the year ended July 31, 2022, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Impact Equity Fund	$-	$22,162
Domini International Opportunities Fund	-	212,262
Domini Sustainable Solutions Fund	-	96,873
Domini Impact International Equity Fund	-	-

As of July 31, 2022, Domini owned less than 2% of any class of the outstanding shares of each Fund.

(B) Submanager. SSGA Funds Management, Inc. (“SSGA”) provides investment submanagement services to the Domini Impact Equity Fund, Domini International Opportunities Fund and Domini Sustainable Solutions Fund on a day-to-day basis pursuant to a submanagement Agreement with Domini. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment submanagement services to the Domini Impact International Equity Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini.

The fees for submanagement services are paid by the adviser and are not an incremental Fund expense. For the year ended July 31, 2022, the fees received by each Fund’s submanager were as follows:

Domini Impact Equity Fund	$255,583
Domini International Opportunities Fund	121,194
Domini Sustainable Solutions Fund	175,000
Domini Impact International Equity Fund	5,842,193

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2022, fees waived were as follows:

FEES WAIVED
Domini Impact Equity Fund Investor Shares	$-
Domini Impact Equity Fund Class A Shares	18,470
Domini International Opportunities Fund Investor Class	6,558
Domini Sustainable Solutions Fund Investor Class	44,252
Domini Impact International Equity Fund Investor Shares	-
Domini Impact International Equity Fund Class A Shares	-

DSIL, the Funds’ Distributor, retained front-end sales charges, net of commissions paid to unaffiliated brokers/dealers, related to the sale of Class A shares. Front-end sales charges do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of Fund shares prior to investment. For the year ended July 31, 2022, DSIL retained sales charges of $1,754, and $1,541 from the Domini Impact Equity Fund Class A Shares, and the Domini Impact International Equity Fund Class A shares, respectively

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Funds and their shareholders, which services were previously provided by the former transfer agent for the funds or another fulfillment and mail service provider and are supplemental to services currently provided by Ultimus Fund Solutions, LLC (“Ultimus”), pursuant to a master services agreement between each Fund and Ultimus. Ultimus acts as the transfer agent and provides certain shareholder servicing for the Funds. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2022, there were no fees waived.

(E) Trustees and Officers. Each of the Independent Trustees received an annual retainer for serving as a Trustee of the Trust of $32,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

of $5,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of July 31, 2022, all Trustees and officers of the Trust as a group owned less than 3% of each Fund’s outstanding shares.

4. INVESTMENT TRANSACTIONS

For the year ended July 31, 2022, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Impact Equity Fund	$58,280,311	$150,017,206
Domini International Opportunities Fund	4,994,843	6,099,938
Domini Sustainable Solutions Fund	15,981,247	19,774,144
Domini Impact International Equity Fund	1,356,817,349	1,306,557,649

5. SHARES OF BENEFICIAL INTEREST

At July 31, 2022, there was an unlimited number of shares authorized ($0.00001 par value). Transactions in the Fund’s shares were as follows:

	Year Ended July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Domini Impact Equity Fund

Investor Shares
Shares sold	640,000	$20,742,061	963,001	$29,510,055
Shares issued in reinvestment of dividends and distributions	1,506,831	52,184,644	612,641	18,442,316
Shares redeemed	(1,751,515)	(56,415,893)	(1,849,549)	(56,833,984)
Redemption fees	-	224	-	3,340

Net increase (decrease)	395,316	$16,511,036	(273,907)	$(8,878,273)

Class A Shares
Shares sold	9,184	$319,581	17,030	$531,594
Shares issued in reinvestment of dividends and distributions	12,760	440,944	5,203	156,281
Shares redeemed	(26,248)	(805,563)	(39,510)	(1,187,088)
Redemption fees	-	-	-	-

Net decrease	(4,304)	$(45,038)	(17,277)	$(499,213)

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

	Year Ended July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Institutional Shares
Shares sold	341,565	$10,833,984	663,667	$20,541,303
Shares issued in reinvestment of dividends and distributions	185,197	6,349,359	81,049	2,427,896
Shares redeemed	(580,624)	(18,500,644)	(549,800)	(16,672,782)
Redemption fees	-	-	-	16,797

Net decrease (increase)	(53,862)	$(1,317,301)	194,916	$6,313,214

Class Y Shares
Shares sold	66,196	$1,886,003	120,273	$3,791,601
Shares issued in reinvestment of dividends and distributions	16,672	572,465	6,429	193,175
Shares redeemed	(37,462)	(1,211,565)	(92,913)	(2,921,157)
Redemption fees	-	-	-	404

Net increase	45,406	$1,246,903	33,789	$1,064,023

Total
Shares sold	1,056,945	$33,781,629	1,763,971	$54,374,553
Shares issued in reinvestment of dividends and distributions	1,721,460	59,547,412	705,322	21,219,668
Shares redeemed	(2,395,849)	(76,933,665)	(2,531,772)	(77,615,011)
Redemption fees	-	224	-	20,541

Net increase (decrease)	382,556	$16,395,600	(62,479)	$(2,000,249)

	Year Ended July 31,		For the Period November 30, 2020 (commencement of operations) through July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Domini International Opportunities Fund

Investor Class
Shares sold	74,077	$772,878	222,030	$2,314,845
Shares issued in reinvestment of dividends and distributions	4,105	39,814	924	10,305
Shares redeemed	(8,750)	(84,434)	(3,767)	(39,784)
Redemption fees	-	-	-	5

Net increase	69,432	$728,258	219,187	$2,285,371

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

	Year Ended July 31,		For the Period November 30, 2020 (commencement of operations) through July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Institutional Class
Shares sold	14,111	$150,000	2,198,767	$21,988,130
Shares issued in reinvestment of dividends and distributions	39,300	386,867	12,639	140,924
Shares redeemed	(130,732)	(1,210,096)	(44,184)	(482,062)
Redemption fees	-	-	-	-

Net decrease (increase)	(77,321)	$(673,229)	2,167,222	$21,646,992

Total
Shares sold	88,188	$922,878	2,420,797	$24,302,975
Shares issued in reinvestment of dividends and distributions	43,405	426,681	13,563	151,229
Shares redeemed	(139,482)	(1,294,530)	(47,951)	(521,846)
Redemption fees	-	-	-	5

Net decrease (increase)	(7,889)	$55,029	2,386,409	$23,932,363

	Year Ended July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Domini Sustainable Solutions Fund

Investor Class
Shares sold	263,358	$4,364,119	725,096	$13,364,243
Shares issued in reinvestment of dividends and distributions	44,625	762,202	21,954	416,020
Shares redeemed	(155,586)	(2,539,380)	(214,835)	(3,884,402)
Redemption fees	-	-	-	3,761

Net increase	152,397	$2,586,941	532,215	$9,899,622

Institutional Class
Shares sold	55,357	$791,907	177,319	$3,306,221
Shares issued in reinvestment of dividends and distributions	36,122	618,765	31,096	590,212
Shares redeemed	(186,297)	(3,451,797)	(9,752)	(188,187)
Redemption fees	-	-	-	-

Net decrease (increase)	(94,818)	$(2,041,125)	198,663	$3,708,246

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

	Year Ended July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Total
Shares sold	318,715	$5,156,026	902,415	$16,670,464
Shares issued in reinvestment of dividends and distributions	80,747	1,380,967	53,050	1,006,232
Shares redeemed	(341,883)	(5,991,177)	(224,587)	(4,072,589)
Redemption fees	-	-	-	3,761

Net increase	57,579	$545,816	730,878	$13,607,868

	Year Ended July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Domini Impact International Equity Fund

Investor Shares
Shares sold	4,110,647	$35,883,354	10,859,739	$90,529,120
Shares issued in reinvestment of dividends and distributions	341,085	2,587,548	410,673	3,673,413
Shares redeemed	(8,738,393)	(74,017,365)	(34,306,175)	(281,044,796)
Redemption fees	-	322	-	4,135

Net decrease	(4,286,661)	$(35,546,141)	(23,035,763)	$(186,838,128)

Class A Shares
Shares sold	393,681	$3,600,529	435,307	$3,882,793
Shares issued in reinvestment of dividends and distributions	23,207	186,931	29,971	288,083
Shares redeemed	(643,836)	(5,901,972)	(1,041,571)	(9,515,142)
Redemption fees	-	-	-	-

Net decrease	(226,948)	$(2,114,512)	(576,293)	$(5,344,266)

Institutional Shares
Shares sold	18,809,690	$157,920,292	21,182,686	$180,725,317
Shares issued in reinvestment of dividends and distributions	1,002,033	7,769,188	934,245	8,223,281
Shares redeemed	(17,007,125)	(138,811,340)	(18,488,956)	(154,695,517)
Redemption fees	-	732	-	964

Net increase	2,804,598	$26,878,872	3,627,975	$34,254,045

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

	Year Ended July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Domini Impact International Equity Fund

Class Y Shares
Shares sold	26,185,395	$225,987,613	51,215,124	$428,413,776
Shares issued in reinvestment of dividends and distributions	1,471,214	11,407,255	1,074,722	9,565,527
Shares redeemed	(23,483,647)	(184,692,200)	(8,225,555)	(71,515,801)
Redemption fees	-	-	-	71

Net increase	4,172,962	$52,702,668	44,064,291	$366,463,573

Total
Shares sold	49,499,413	$423,391,788	83,692,856	$703,551,006
Shares issued in reinvestment of dividends and distributions	2,837,539	21,950,922	2,449,611	21,750,304
Shares redeemed	(49,873,001)	(403,422,877)	(62,062,257)	(516,771,256)
Redemption fees	-	1,054	-	5,170

Net increase	2,463,951	$41,920,887	24,080,210	$208,535,224

6. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2022, are as follows:

	Domini Impact Equity Fund	Domini International Opportunities Fund	Domini Sustainable Solutions Fund	Domini Impact International Equity Fund

Undistributed Ordinary Income	$204,150	$-	$-	$13,387,610
Undistributed capital gains	11,682,780	-	-	-
Unrealized appreciation/(depreciation)	327,322,295	(2,215,292)	2,472,316	(71,061,096)
Capital losses, other losses and other temporary differences	-	-	-	(98,122,044)
Late Year Ordinary and Post Oct Capital Loss Deferrals	-	(449,823)	(2,774,623)	-

Distributable net earnings/(deficit)	$339,209,225	$(2,665,115)	$(302,307)	$(155,795,530)

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

Carryforwards of losses from previous taxable years do not expire and retain their character as either short-term or long-term capital losses. As of July 31, 2022, the Domini Impact International Equity Fund had a short-term capital loss carryover of $98,122,044 and long-term capital loss carryover of $0.

For tax purposes, the Funds may elect to defer any portion of a Post October Capital Loss Deferral or Late Year Ordinary Loss to the first day of the following fiscal year. At July 31, 2022, the Domini International Opportunities Fund deferred Post October Capital Losses of $449,823 and the Domini Sustainable Solutions Fund deferred Post October Losses of $2,753,910 and Late Year Ordinary Losses of $20,713.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Impact Equity Fund		Domini International Opportunities Fund		Domini Sustainable Solutions Fund		Domini Impact International Equity Fund
	Year Ended July 31,		Year Ended July 31,		Year Ended July 31,		Year Ended July 31,
	2022	2021	2022	2021	2022	2021	2022	2021
Ordinary income	$5,844,084	$9,314,253	$426,877	$151,254	$49,109	$1,018,812	$26,759,352	$26,500,889
Long-term capital gain	58,594,709	13,824,026	-	-	1,352,315	-	-	-

Total	$64,438,793	$23,138,279	$426,877	$151,254	$1,401,424	$1,018,812	$26,759,352	$26,500,889

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Market Risk: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Funds fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds’ investments may be negatively affected.

Recent Events Risk: The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/ or liquidity of the Funds’ investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries, and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Domini Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund and Domini Impact International Equity Fund, each a series of Domini Investment Trust (the Funds), including the portfolios of investments, as of July 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets of Domini Impact Equity Fund, Domini Sustainable Solutions Fund and Domini Impact International Equity Fund for each of the years in the two-year period then ended, and Domini International Opportunities Fund for the year then ended and for the period from November 30, 2020 (commencement of operations) to July 31, 2021 and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, or for Domini International Opportunities Fund for the year then ended and for the period from November 30, 2020 to July 31, 2021 and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Domini investment companies since 1993.

Boston, Massachusetts

September 27, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2022

Domini Impact Bond Fund
ASSETS
Investments, at value (cost $315,980,803)	$298,479,872
Cash	2,933,128
Foreign currency, at value (cost $58,619)	58,719
Receivable for securities sold	11,231,561
Interest receivable	1,503,477
Collateral on certain derivative contracts	1,860,000
Premium paid for swap contracts	1,119,861
Receivable for variation margin swaps	1,092,454
Receivable for variation margin futures	44,584
Receivable for capital shares	741,286
Cash held at other banks (cost $1,748,195)	1,749,036
Unrealized appreciation on forward currency contracts	63,074

Total assets	320,877,052

LIABILITIES
Payable for securities purchased	73,883,623
Payable for capital shares	157,960
Premium received for swap contracts	563,787
Payable for variation margin swaps	2,153,386
Payable for variation margin futures	10,604
Cash due to broker (cost $605,923)	607,158
Management fee payable	115,017
Distribution fee payable	38,139
Other accrued expenses	43,467
Unrealized depreciation on forward currency contracts	11,919
Unealized depreciation on unfunded loan commitments	2,565
Foreign tax payable	203

Total liabilities	77,587,828

NET ASSETS	$243,289,224

NET ASSETS CONSISTS OF
Paid-in Capital	$268,363,171
Total distributable earnings (loss)	(25,073,947)

NET ASSETS	$243,289,224

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	132,808,362

Outstanding shares of beneficial interest	12,637,633

Net Asset Value And Offering Price Per Share*	$10.51

Institutional Shares
Net assets	92,794,169

Outstanding shares of beneficial interest	8,892,741

Net Asset Value And Offering Price Per Share*	$10.43

Class Y Shares
Net assets	17,686,693

Outstanding shares of beneficial interest	1,681,466

Net Asset Value And Offering Price Per Share*	$10.52

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2022

Domini Impact Bond Fund
INCOME
Interest income (net of foreign taxes $190)	$6,153,411
Dividends	20,625

Investment Income	6,174,036

EXPENSES
Management fee	844,954
Administrative fee	662,662
Distribution fees – Investor Shares	361,846
Transfer agent fees – Investor Shares	180,887
Transfer agent fees – Institutional Shares	1,034
Transfer agent fees – Class Y Shares	16,157
Custody and Accounting fees	156,527
Professional fees	65,324
Registration fees – Investor Shares	27,249
Registration fees – Institutional Shares	48,155
Registration fees – Class Y Shares	21,843
Shareholder Communication fees	21,690
Miscellaneous	30,404
Trustees fees	10,562
Shareholder Service fees – Investor Shares	10,116
Shareholder Service fees – Institutional Shares	145
Shareholder Service fees – Class Y Shares	22

Total expenses	2,459,577
Fees waived and expenses reimbursed	(506,815)

Net expenses	1,952,762

NET INVESTMENT INCOME (LOSS)	4,221,274

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	(7,469,835)
Swap Contracts	521,905
Futures Contracts	1,087,860
Foreign currency	741,479
Forward contracts	(119,392)

Net realized gain (loss)	(5,237,983)

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(28,151,941)
Swap Contracts	(1,362,452)
Futures Contracts	136,669
Forward Contracts	(6,085)
Translation of assets and liabilities in foreign currencies	(2,956)

Net change in unrealized appreciation (depreciation)	(29,386,765)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(34,624,748)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,403,474)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2022	Year Ended July 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,221,274	$3,193,000
Net realized gain (loss)	(5,237,983)	1,905,176
Net change in unrealized appreciation (depreciation)	(29,386,765)	(2,045,383)

Net Increase (Decrease) in Net Assets Resulting from Operations	(30,403,474)	3,052,793

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(3,580,840)	(6,952,560)
Institutional Shares	(2,969,089)	(2,689,036)
Class Y Shares	(347,605)	(17,941)

Net Decrease in Net Assets from Distributions	(6,897,534)	(9,659,537)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	112,493,683	103,667,007
Net asset value of shares issued in reinvestment of distributions and dividends	6,319,095	8,494,115
Payments for shares redeemed	(91,381,454)	(42,317,807)
Redemption fees	16	4,846

Net Increase (Decrease) in Net Assets from Capital Share Transactions	27,431,340	69,848,161

Total Increase (Decrease) in Net Assets	(9,869,668)	63,241,417

NET ASSETS
Beginning of period	$253,158,892	$189,917,475

End of period	$243,289,224	$253,158,892

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2022		2021		2020		2019		2018
For a share outstanding for the period:
Net asset value, beginning of period	$12.04		$12.49		$11.46		$10.92		$11.26

Income from investment operations:
Net investment income (loss)	0.16		0.18		0.22		0.28		0.26
Net realized and unrealized gain (loss) on investments	(1.41)		(0.05)		1.04		0.55		(0.33)

Total Income (loss) From Investment Operations	(1.25)		0.13		1.26		0.83		(0.07)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.17)		(0.18)		(0.23)		(0.27)		(0.26)
Distributions to shareholders from net realized gain	(0.11)		(0.40)		-		-		(0.01)
Tax return of capital [1]	-		-		-		(0.02)		-

Total Distributions	(0.28)		(0.58)		(0.23)		(0.29)		(0.27)

Redemption fee proceeds [1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$10.51		$12.04		$12.49		$11.46		$10.92

Total return	(10.53%)		1.06%		11.09%		7.77%		(0.74%)
Portfolio turnover	383%		378%		469%		319%		326%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$133		$151		$144		$121		$144
Ratio of expenses to average net assets	0.87%	[3]	0.87%	[3]	0.86%	[3,4]	0.87%	[3,4]	0.87%	[3]
Ratio of gross expenses to average net assets	1.08%		1.10%		1.15%		1.20%		1.14%
Ratio of net investment income (loss) to average net assets	1.47%		1.47%		1.84%		2.55%		2.37%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.87% for the year ended July 31, 2019 and 0.86% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2022		2021		2020		2019		2018
For a share outstanding for the period:
Net asset value, beginning of period	$11.96		$12.41		$11.38		$10.89		$11.23

Income from investment operations:
Net investment income (loss)	0.20		0.23		0.25		0.33		0.30
Net realized and unrealized gain (loss) on investments	(1.42)		(0.07)		1.04		0.53		(0.34)

Total Income (loss) From Investment Operations	(1.22)		0.16		1.29		0.86		(0.04)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.20)		(0.21)		(0.26)		(0.34)		(0.29)
Distributions to shareholders from net realized gain	(0.11)		(0.40)		-		-		(0.01)
Tax return of capital [1]	-		-		-		(0.03)		-

Total Distributions	(0.31)		(0.61)		(0.26)		(0.37)		(0.30)

Redemption fee proceeds [1]	-		0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$10.43		$11.96		$12.41		$11.38		$10.89

Total return	(10.34%)		1.35%		11.49%		8.06%		(0.36%)
Portfolio turnover	383%		378%		469%		319%		326%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$93		$91		$46		$37		$13
Ratio of expenses to average net assets	0.57%	[3]	0.57%	[3]	0.56%	[3,4]	0.57%	[3,4]	0.57%	[3]
Ratio of gross expenses to average net assets	0.72%		0.73%		0.74%		0.84%		1.03%
Ratio of net investment income (loss) to average net assets	1.74%		1.72%		2.13%		2.84%		2.67%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.57% for the year ended July 31, 2019 and 0.56% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2022		For the Period June 1, 2021 (commencement of operations) through July 31, 2021
For a share outstanding for the period:
Net asset value, beginning of period	$12.05		$11.85

Income from investment operations:
Net investment income (loss)	0.19		0.03
Net realized and unrealized gain (loss) on investments	(1.41)		0.20

Total Income (loss) From Investment Operations	(1.22)		0.23

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.20)		(0.03)
Distributions to shareholders from net realized gain	(0.11)		-

Total Distributions	(0.31)		(0.03)

Redemption fee proceeds	-		-

Net asset value, end of period	$10.52		$12.05

Total return [1]	(10.32)%		1.93%
Portfolio turnover	383%		378%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$18		$11
Ratio of expenses to average net assets	0.65%	[2]	0.65%	[2]
Ratio of gross expenses to average net assets	0.96%		1.03%
Ratio of net investment income (loss) to average net assets	1.74%		1.36%

1 Not annualized for periods less than one year.

2 Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2022

1.ORGANIZATION

The Domini Impact Bond Fund (the “Fund”) is a series of the Domini Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Fund offers three classes of shares: Investor Shares, Institutional Shares and Class Y shares. Each class of shares is sold at its offering price, which is net asset value.

Each class of shares has identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. The Fund seeks to provide its shareholders with a high level of current income and total return.

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

Securities of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

To Be Announced (TBA) or when-issued securities are valued at their issue price for up to five (5) trading days, or until broker quotes are readily available or an Authorized Pricing Service begins to provide quotations, whichever is shorter.

Derivative contracts traded on an exchange are valued at their most recent sale or official closing price on the exchange on which they are primarily traded, or, if no sales are reported on such exchange, at the mean between the last available bid and asked quotations on the exchange on which they are primarily traded.

Option contracts on securities, currencies and other financial instruments traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options.

Futures contracts are valued at the most recent settlement price.

Foreign currency forward contracts are valued at the value of the underlying currencies at the prevailing currency exchange rates.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

At least annually, Domini Impact Investments LLC (Domini) reviews and performs due diligence with respect to the pricing methodologies employed by any independent pricing service approved by the Fund’s Board of Trustees and utilized on behalf of the Funds. As part of this due diligence, Domini reviews each pricing service provider’s policies, procedures, and quality controls. Domini also tests certain valuations provided by the Fund’s pricing services with those received from other vendors, if available, and performs back testing, as applicable. Domini provides an annual due diligence report to the Fund’s Board of Trustees including its determination of whether the pricing methodology employed by such pricing service requires adjustments.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

The Fund follows a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:

Long Term Investments in Securities:
Mortgage Backed Securities	$-	$129,595,942	$-	$129,595,942
Corporate Bonds and Notes	-	74,462,483	-	74,462,483
U.S. Government Agency Obligations	-	35,963,013	-	35,963,013
Municipal Bonds	-	19,061,904	-	19,061,904
Senior Floating Rate Interests	-	5,166,923	-	5,166,923
Foreign Government & Agency Securities	-	4,745,141	-	4,745,141
Asset Backed Securities	-	3,205,408	-	3,205,408
Convertible Bonds	-	861,251	-	861,251
Preferred Stocks	508,715	-	-	508,715

Total Long Term Investments	$508,715	$273,062,065	$-	$273,570,780

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Short Term Investments in Securities:
U.S. Government Agency Obligations	$-	$24,964,498	$-	$24,964,498

Total Short Term Investments	$-	$24,964,498	$-	$24,964,498

Total Investment in Securities	$508,715	$298,026,563	$-	$298,535,278

Other Financial Instruments:
Forward Currency Contracts	-	63,074	-	63,074
Futures	240,290	-	-	240,290
Interest Rate Swap - CCP-	-	912,815	-	912,815

Total Other Financial Instruments	$240,290	$975,889	$-	$1,216,179

Liabilities:

Other Financial Instruments:
Forward Currency Contracts	-	(11,919)	-	(11,919)
Futures	(468,114)	-	-	(468,114)
Credit Default Swap - CCP	-	(84,783)	-	(84,783)
Interest Rate Swap - CCP	-	(1,911,555)	-	(1,911,555)
Unfunded Loans	-	(2,565)	-	(2,565)

Total Other Financial Instruments	$(468,114)	$(2,010,822)	$-	$(2,478,936)

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Fund does not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Fund purchases or sells foreign securities it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Fund had $444,862 in outstanding open foreign currency spot contracts as of July 31, 2022.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) TBA Purchase and Forward Sale Commitments. The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchase or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

(F) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(G) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific number of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. The Fund had no purchased or written option contracts outstanding as of July 31, 2022.

(H) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Future contracts outstanding at July 31, 2022 are listed in the Fund’s Portfolio of Investments.

(I) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at July 31, 2022 are listed in the Fund’s Portfolio of Investments.

(J) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at July 31, 2022, are listed in the Fund’s Portfolio of Investments.

(K) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. OTC and centrally cleared credit default swap contracts outstanding at July 31, 2022 are listed in the Fund’s Portfolio of Investments.

(L) Total Return Swap Contracts. The Fund may enter into total return swaps to obtain investment exposures that are expected to correlate closely with the Index or a portion of the Index. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments on the total return (coupon plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

(M) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

(N) Investment Transactions, Investment Income, and Dividends to Shareholders. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. The Fund earns income daily, net of Fund expenses. Paydown gains and losses are recorded as an adjustment to interest income. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(O) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2022, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

(P) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Fund. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021.

(Q) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(R) Transfer Agent Credits. Per the arrangement with the Fund’s former transfer agent, BNY Mellon Investment Servicing (U.S.) Inc., the Fund had arrangements prior to June 22, 2020, whereby it received earnings credits when positive cash balances were maintained. Such credits were used to offset transfer agent fees.

(S) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

3. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at the annual rate of the Fund’s average daily net assets before any fee waivers of 0.33% of the first $50 million of net assets managed, 0.32% of the next $50 million of net assets managed, and 0.315% of next assets managed in excess of $100 million.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets.

Effective November 30, 2021, Domini has contractually agreed to reduce its fees and/or reimburse certain ordinary operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) in order to limit Investor, Institutional, and Class Y share expenses to 0.87%, 0.57%, and 0.65%, respectively, until November 30, 2022, absent an earlier modification by the Board of Trustees which oversee the Fund. For the period ended July 31, 2022, Domini reimbursed expenses totaling $360,982.

As of July 31, 2022, Domini owned less than 1% of any class of the outstanding Shares of the Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini. The fee for submanagement services is paid by the adviser and is not an incremental Fund expense. For the period ended July 31, 2022, the fees received by the Fund’s submanager were $530,129.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2022, fees waived by DSIL for the Investor shares totaled $145,688.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by the former transfer agent for the Fund or another fulfillment and mail service provider and are supplemental to services currently provided by Ultimus Fund Soultions, LLC (“Ultimus”), as transfer agent to the Fund, pursuant to a master services agreement between the Fund and Ultimus. For these services, Domini receives a fee from the Fund paid monthly at an

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

annual rate of $4.00 per active account. For the year ended July 31, 2022, Domini waived fees as follows:

FEES WAIVED
Domini Impact Bond Fund Investor Shares	$-
Domini Impact Bond Fund Institutional Shares	145
Domini Impact Bond Fund Class Y Shares	-

(E) Trustees and Officers. Each of the Independent Trustees received an annual retainer for serving as a Trustee of the Trust of $32,000. The Lead Independent Trustee and Chair of the Audit Committee each receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of July 31, 2022, all Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding shares.

4. INVESTMENT TRANSACTIONS

For the year ended July 31, 2022, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$1,069,405,356	$1,034,110,246
Investments in Securities	57,996,177	38,467,234

5. SHARES OF BENEFICIAL INTEREST

	Year Ended July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	3,067,967	$34,632,081	3,084,707	$37,222,134
Shares issued in reinvestment of dividends and distributions	310,574	3,527,801	557,060	6,741,497
Shares redeemed	(3,248,110)	(36,084,839)	(2,679,782)	(32,227,667)
Redemption fees	-	16	-	4,797

Net increase	130,431	$2,075,059	961,985	$11,740,761

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

	Year Ended July 31,
	2022		2021
	Shares	Amount	Shares	Amount

Institutional Shares
Shares sold	5,754,588	$66,482,490	4,611,043	$54,887,601
Shares issued in reinvestment of dividends and distributions	216,772	2,443,689	144,471	1,734,677
Shares redeemed	(4,714,669)	(51,690,642)	(801,921)	(9,624,712)
Redemption fees	-	-	-	49

Net increase	1,256,691	$17,235,537	3,953,593	$46,997,615

Class Y Shares
Shares sold	1,044,534	$11,379,112	968,570	$11,557,272
Shares issued in reinvestment of dividends and distributions	30,866	347,605	1,493	17,941
Shares redeemed	(325,034)	(3,605,973)	(38,963)	(465,428)
Redemption fees	-	-	-	-

Net increase	750,366	$8,120,744	931,100	$11,109,785

Total
Shares sold	9,867,089	$112,493,683	8,664,320	$103,667,007
Shares issued in reinvestment of dividends and distributions	558,212	6,319,095	703,024	8,494,115
Shares redeemed	(8,287,813)	(91,381,454)	(3,520,666)	(42,317,807)
Redemption fees	-	16	-	4,846

Net increase	2,137,488	$27,431,340	5,846,678	$69,848,161

6. SUMMARY OF DERIVATIVE ACTIVITY

At July 31, 2022, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Receivable for Variation Margin swaps / Receivable for Variation Margin futures/Net assets consist of - Total distributable earnings	$1,363,956	*	Payable for Variation Margin swaps / Payable for Variation Margin futures/Net assets consist of - Total distributable earnings	$2,547,321	*

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit Risk	Receivable for Variation Margin swaps / Net assets consist of - Total distributable earnings	$13,372	Payable for Variation Margin swaps / Net assets consist of - Total distributable earnings	$84,783

Foreign Exchange Risk	Unrealized appreciation on forward currency contracts/Net assets consist of -Total distributable earnings	63,074	Unrealized depreciation on forward currency contracts/Net assets consist of -Total distributable earnings	11,919

Total		$1,440,402		$2,644,023

* Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments/footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2022, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from swap contracts	$(156,308)	$138,772

Interest Rate Risk	Net realized gain (loss) from swap and future contracts/ Net change in unrealized appreciation (depreciation) from swap and future contracts	1,787,329	(1,281,892)

Credit Risk	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from swap contracts	(21,256)	(82,663)

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk	Net realized gain (loss) from forward contracts/ Net change in unrealized appreciation (depreciation) from forward contracts	$(119,392)	$(6,085)

Total		$1,490,373	$(1,231,868)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended July 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:

Futures contracts (notional)	$14,935,736
Forward currency contracts (contract amount)	$6,337,595
OTC interest rate swap contracts (notional)	$6,420,000
Centrally cleared interest rate swap contracts (notional)	$115,550,923
Centrally cleared credit default contracts (notional)	$4,039,683

7. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2022, is as follows:

Unrealized appreciation/(depreciation)	$(18,179,835)
Capital losses, other losses and other temporary differences	-
Late Year Ordinary and Post Oct Capital Loss Deferrals	(6,894,115)

Distributable net earnings/(deficit)	$(25,073,950)

For tax purposes, the Fund may elect to defer any portion of a Post-October Capital Loss Deferral or Late Year Ordinary Loss to the first day of the following fiscal year. At July 31, 2022, the Fund deferred Post October Capital Losses of $6,894,115.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended July 31,
	2022	2021
Ordinary income	$4,772,788	$8,904,751
Long-term capital gain	2,124,746	754,786

Total	$6,897,534	$9,659,537

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Market Risk: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected.

Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Recent Events Risk: The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2022

economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Shareholders of Domini Impact Bond Fund and Board of Trustees

Domini Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Domini Impact Bond Fund, a series of Domini Investment Trust (the Fund), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Domini investment companies since 1993.

Boston, Massachusetts

September 27, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2022

The amount of long-term capital gains paid for the year ended July 31, 2022 was as follows:

Domini Impact Equity Fund	$58,594,709
Domini International Opportunities Fund	-
Domini Sustainable Solutions Fund	1,352,315
Domini Impact International Equity Fund	-
Domini Impact Bond Fund	2,124,746

For dividends paid from net investment income during the year ended July 31, 2022, the Funds designated the following as Qualified Dividend Income:

Domini Impact Equity Fund	$11,541,981
Domini International Opportunities Fund	592,268
Domini Sustainable Solutions Fund	272,199
Domini Impact International Equity Fund	41,287,742
Domini Impact Bond Fund	20,625

Of the ordinary distributions made by the Domini Impact Bond Fund during the fiscal year ended July 31, 2022, 28% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Impact Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE

Domini Impact Equity Fund	$-	$-	$-	$-

Domini International Opportunities Fund	74,276	0.03	598,384	0.25

Domini Sustainable Solutions Fund	-	-	-	-

Domini Impact International Equity Fund	4,861,007	0.03	47,185,993	0.27

Domini Impact Bond Fund	-	-	-	-

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

APPROVAL OF THE CONTINUANCE OF THE MANAGEMENT AGREEMENTS FOR THE DOMINI IMPACT EQUITY FUND, DOMINI SUSTAINABLE SOLUTIONS FUND, DOMINI INTERNATIONAL OPPORTUNITIES FUND, DOMINI IMPACT INTERNATIONAL EQUITY FUND, AND DOMINI IMPACT BOND FUND (UNADUITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the fund’s investment management and submanagement agreements. At its meeting held on April 28, 2022, the Board of Trustees (“Board” or “Trustees”) of the Domini Investment Trust (the Trust”), including all of the Independent Trustees, voted to approve the continuance of: (i) the Amended and Restated Management Agreement with Domini Impact Investments LLC (“Domini” or the “Adviser”) for the Domini Impact Equity Fund (the “Equity Fund”), Domini Sustainable Solutions Fund (the “Sustainable Solutions”), Domini International Opportunities Fund (the “International Opportunities Fund”), and Domini Impact International Equity Fund (the “International Fund”), (ii) the Amended and Restated Management Agreement with Domini with respect to the Domini Impact Bond Fund (the “Bond Fund) (each a “Management Agreement” and collectively, the “Management Agreements”), (iii) the Submanagement Agreements between Domini and SSGA Funds Management, Inc. (“SSGA” or “Subadviser”) with respect to the Equity Fund, the Sustainable Solutions Fund, and International Opportunities Fund, respectively, (iv) the Amended and Restated Submanagement Agreement between Domini and Wellington Management Company LLP (“Wellington Management” or “Subadviser”) with respect to the International Fund, and (v) the Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to the Bond Fund (each a “Submanagement Agreement” and collectively, the “Submanagement Agreements” and with the Management Agreements, the “Agreements”). The Equity Fund, the Sustainable Solutions Fund, the International Opportunities Fund, the International Fund, and the Bond Fund are each referred to as a “Fund” and collectively, the “Funds.”

Prior to the April 28, 2022, meeting, the Board requested, received, and reviewed written responses from Domini, SSGA, and Wellington Management to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board reviewed and evaluated information, both written and verbal information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements at the meeting of the Independent Trustees on April 11, 2022. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by SSGA, Wellington Management, and Domini and their affiliates.

The Board considered the Management Agreements and the Submanagement Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and Subadviser in providing services to the Funds.

Throughout the process, the Board had the opportunity to ask questions of and request additional information from Domini, SSGA, and Wellington Management. The Board was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received memoranda from counsel to the Trust discussing the legal standards for their consideration of the Agreements. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreements, including prior to the April 28, 2022, meeting.

In connection with the Board’s consideration of the renewal of the Agreements with respect to each of the Funds, the Board received written materials in advance of the meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Funds by Domini, SSGA, and by Wellington Management; (ii) a description of Domini’s, SSGA’s, and Wellington Management’s investment management and other personnel and their background and experience; (iii) an overview of Domini’s, SSGA’s, and Wellington Management’s operations and financial condition; (iv) a comparison of each Funds’ advisory fee and overall expenses with those of comparable mutual funds selected by Strategic Insight, a third party provider of mutual fund data; (v) performance information for comparable mutual funds and for comparatively managed accounts, if any; (vi) the level of profitability from Domini, SSGA, and Wellington Management’s relationships with the Funds; (vii) a description of Domini’s, SSGA’s, and Wellington Management’s brokerage practices (including any soft dollar arrangements); and (viii) Domini’s, SSGA’s, and Wellington Management’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery.

In reaching their determination to approve the continuance of the Agreements with respect to each Fund, the Trustees reviewed and evaluated information and a variety of factors that they believed relevant and appropriate through the exercise of their reasonable business judgment. The Trustees’ determination to continue each of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements, as applicable, as well as information considered in connection with continuation or initial approval of the Agreements in prior years. In addition to the April 28, 2022, meeting at which continuation of the Agreements was considered, the Independent Trustees met separately on April 11, 2022, and reviewed and discussed such Agreements

APPROVAL OF THE MANAGEMENT AGREEMENTS

The primary factors and the conclusions regarding the Management Agreement with respect to each Fund are described below. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Trustees noted that the evaluation process with respect to Domini and the Management Agreements is an ongoing one. In evaluating the Management Agreements, the Trustees also took into account their knowledge of Domini, its services, and the Funds, resulting from the Trustees’ meetings and other information, and interactions in past years. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry).

Nature, Quality, and Extent of Services Provided. The Trustees reviewed information and materials provided by Domini related to the Management Agreement with respect to each Fund, including each Management Agreement, Domini’s Form ADV, a description of the firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are made and executed, the financial condition of Domini and its ability to provide the services required under the Management Agreements, an overview of the personnel that perform services for the Funds, and Domini’s compliance policies and procedures. The Board also considered Domini’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity and disaster recovery. The Board considered Domini’s financial condition and operations during the COVID-19 pandemic and noted that there had been no material disruption of Domini’s services to the Funds and that Domini had continued to provide the same level, quality, and extent of services to the Funds.

The Trustees reviewed the terms of the Management Agreements and considered that, pursuant to each Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund, including by engaging and overseeing the activities of each Fund’s submanager. It was noted that, with respect to the Equity Fund, the Sustainable Solutions Fund, and the Internatinonal Opportunities Fund, Domini applies its environmental and social standards to select such Fund’s investments and that SSGA Funds Management, Inc. (“SSGA”), the Fund’s submanager, purchases and sells securities to implement Domini’s selections and for managing the amount of the Fund’s assets to be held in short-term investments. It was noted that, with respect to the International Fund and the Bond Fund, Domini applies its environmental and social standards to a universe of securities provided by Wellington Management Company LLP (“Wellington Management”), such Funds’ submanager, and that Wellington Management provides the day-to-day portfolio management of such Funds, including making purchases and sales of eligible portfolio securities consistent with each such Fund’s investment objective and policies.

The Trustees considered the scope and the quality of the services provided by Domini to each Fund under the respective Management Agreement. They considered the professional experience, tenure, and qualifications of the investment management team and the other senior personnel at Domini who are responsible for the management of the Funds, including the oversight of each Fund’s submanager. They also considered Domini’s capabilities and experience in the development and application of environmental and social investment standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning the professional experience of its research team. They noted that the senior members of Domini’s research team had years of experience in the development and application of environmental and social investment standards. The terms of each Management Agreement were also reviewed by the Trustees. It was noted that no change to services was proposed. In addition, they considered Domini’s compliance record. The Trustees also noted that, on a regular basis, they receive information from the Trust’s Chief Compliance Officer (CCO) regarding Domini’s compliance policies and procedures, including its Code of Ethics. The Trustees also took into account that the scope of services provided by Domini and the undertakings required of Domini in connection with those services, including maintaining and monitoring its own and the Funds’ compliance programs, had expanded over time as a result of regulatory, market, and other developments. In this regard, they considered Domini’s services with respect to compliance with reporting modernization and liquidity risk management requirements. They also considered the quality of Domini’s compliance oversight program with respect to the Funds’ service providers, including each Fund’s submanager. They also considered both the investment advisory services and the nature, quality, and extent of the administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Funds and its shareholders by Domini and its affiliates. The Board also considered the significant risks assumed by Domini in connection with the services provided to the Funds, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to the Funds.

The Trustees noted that Domini administers each Fund’s business and other affairs pursuant to the Management Agreements, and with respect to the Equity

Fund, also pursuant to a Sponsorship Agreement, and with respect to the Bond Fund, also pursuant to an Administration Agreement. It was noted that, among other things, Domini provides each Fund with office space, administrative services and personnel as are necessary for operations, and that Domini pays all of the compensation of the officers and the Trustees who are not Independent Trustees. The Trustees considered the quality of the administrative services Domini provided to each Fund, including Domini’s role in coordinating and monitoring the activities of service providers. They noted that they were satisfied with the quality of the management and administrative services provided by Domini to each Fund, particularly Domini’s oversight of each Fund’s submanager and development and application of environmental and social investment standards.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Domini to each Fund under the respective Management Agreement.

Performance Information. The Trustees considered the investment performance of each of the Funds. They considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. Among other performance data considered, the Trustees reviewed the investment performance of the Funds over various time periods based on data provided to them by Domini, including for the 1-, 3-, 5-, and 10-year periods ended December 31, 2021 (or, for the Sustainable Solutions Fund and International Opportunties Fund, which commenced operations in 2020, for the 1-year and Since Inception periods). The Trustees compared these investment returns to the returns of each Fund’s respective benchmark index for the same periods. The Trustees also compared the investment performance of Investor Shares of each Fund for the 1-, 3-, 5-, and 10-year periods ended January 31, 2022 (or, for the Sustainable Solutions Fund and International Opportunites Fund which commenced operations in 2020, for the 1-year period) to the performance of a peer group of socially responsible (SRI) funds and non-SRI Funds, as applicable, as identified by Strategic Insight, an independent third-party data provider.

The Board noted that while it found the data provided by the third-party data provider generally useful, the Board recognized the data’s limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the performance peer group. The Board also took into account management’s discussion of the Morningstar categories in which the Funds were placed, including any differences between each Fund’s investment strategy and the strategy of the funds in that Fund’s respective category, as well as compared to the peer group selected by the independent third-party data provider.

Among other performance data considered, the Trustees took into account the following:

Equity Fund

The Trustees considered that, based on data provided by Strategic Insight, the Equity Fund’s Investor shares had had outperformed relative to the average performance of the applicable SRI peer group for the 3-year period ended January 31, 2022, and underperformed relative to the average performance of the applicable SRI peer group for the 1-, 5-, and 10-year periods ended January 31, 2022. The Trustees also noted that the Fund had outperformed relative to the Fund’s benchmark for the 3-year period ended December 31, 2021, and underperformed relative to the Fund’s benchmark for the, 1-, 5- and 10-year periods ended December 31, 2021.

The Trustees took into account Domini’s discussion of the Fund’s performance relative to its peers and benchmark, and the impact of current market conditions on the Fund’s investment style. The Board also considered the Fund’s performance since the change to the Fund’s investment strategy that took effect December 1, 2018, noting the Fund’s improved performance for the 3-year period ended January 31, 2022. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the Equity Fund.

Sustainable Solutions Fund

The Trustees noted that the Sustainable Solutions Fund commenced operations on April 1, 2020. The Trustees considered that, based on data provided by Strategic Insight, the Fund’s Investor shares had underperformed relative to the average performance of the applicable SRI peer group for the 1-year period ended January 31, 2022. The Trustees also noted that the Fund had underperformed relative to the Fund’s benchmark for the 1-year period ended December 31, 2021, and outperformed relative to the Fund’s benchmark for the Since Inception period ended December 31, 2021.

The Trustees took into account Domini’s discussion of the Fund’s performance relative to its peers and benchmark, the short period of time since the Fund’s inception, and the impact of current market conditions on the Fund’s investment style. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the Sustainable Solutions Fund.

International Opportunities Fund

The Trustees noted that the International Opportunities Fund commenced operations on November 30, 2020. The Trustees considered that, based on data provided by Strategic Insight, the Fund’s Investor shares had underperformed relative to the average performance of the applicable SRI peer group for the 1-year period ended January 31, 2022. The Trustees also noted that the Fund had underperformed relative to the Fund’s benchmark for the 1-year and Since Inception period ended December 31, 2021.

The Trustees took into account Domini’s discussion of the Fund’s performance relative to its peers and benchmark, the short period of time since the Fund’s inception, and the impact of current market conditions on the Fund’s investment style. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the International Opportunities Fund.

International Fund

The Trustees considered that, based on data provided by Strategic Insight, the International Fund’s Investor shares had outperformed relative to the average performance of the applicable SRI peer group for the 1- year period ended January 31, 2022, and underperformed relative to the average performance of the applicable SRI peer group for the 3-, 5-, and 10-year periods ended January 31, 2022. The Trustees also noted that the Fund had outperformed relative to the Fund’s benchmark for the 10-year period ended December 31, 2021, and underperformed relative to the Fund’s benchmark for the 1-, 3-, and 5-year periods ended December 31, 2021.

The Trustees considered Domini’s and Wellington Management’s discussion of the Fund’s performance relative to its peers and benchmark over various periods, including the performance of its quantitative model, the impact of current market conditions on the Fund’s investment style and took into account management’s discussion of the Fund’s performance over the longer term. The Trustees took into account the actions taken by management to address the Fund’s performance. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the International Fund.

Bond Fund

The Trustees considered that, based on data provided by Strategic Insight, the Bond Fund’s Investor shares had had outperformed relative to the average performance of the applicable SRI peer group for the 3-, and 5-year periods ended January 31, 2022, and underperformed relative to the average performance of the applicable SRI peer group for the 1- and 10-year periods ended January 31, 2022. The Trustees noted that the Bond Fund’s Investor shares had outperformed relative to the average performance of the non-SRI peer group for the 3- and 5-year periods ended January 31, 2022, and underperformed relative to the average performance of the non-SRI peer group for the 1- and 10-year periods ended January 31, 2022. The Trustees also noted that the Fund had outperformed relative to the Fund’s benchmark for the 1-, 3-, and 5-year period ended December 31, 2021, and underperformed relative to the Fund’s benchmark for 10-year period ended December 31, 2021.

The Trustees considered Domini’s and Wellington Management’s discussion of the Fund’s performance relative to its peers and benchmark, including the factors that contributed to the Fund’s more recent performance, the peer group in which it was placed, as well as, the Fund’s overall strong performance history. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the Bond Fund.

Fees and Other Expenses. The Trustees considered the management fees paid by each Fund to Domini, the submanagement fees paid by Domini to each Fund’s submanager with respect to each Fund and the portion of the fees retained by Domini. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the Sponsorship Agreement and the administrative fee paid by the Bond Fund to Domini under the Administration Agreement and the services provided under each such agreement.

The Trustees also considered the information provided to them by Strategic Insight including data relating to the level of the each Fund’s management fee (aggregate of any sponsorship or administrative fee, as applicable) versus the aggregate management fee (which includes advisory and administrative fees) for the relevant Strategic Insight peer groups of SRI and non-SRI funds (for the Bond Fund), as applicable, and compared each Fund’s total expense ratio to the total expense ratio of those peers, after giving effect to applicable contractual fee waiver arrangement. The Trustees also considered that Domini (and not the Funds) pays each Fund’s submanager from its advisory fee.

Among other expense data considered, the Trustees took into account the following:

Equity Fund

Based on the information provided by Strategic Insight, the Trustees noted that the aggregate management fees for the Equity Fund’s Investor shares were lower than the median and average aggregate management fees of the Fund’s SRI peer group. They also considered that the total expense ratio of the Equity Fund’s Investor shares was higher than the median total expense ratios of the SRI peer group, after giving effect to the applicable contractual expense waiver arrangements.

Sustainable Solutions Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the Sustainable Solutions Fund’s Investor shares were equal to the median and lower than the average aggregate management fees of the Fund’s SRI peer group. They also noted that the total expense ratio of the Sustainable Solutions Fund’s Investor shares was higher than the median total expense ratios of the SRI peer group, after giving effect to the applicable contractual expense waiver arrangements.

International Opportunities Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the International Opportunities Fund’s Investor shares were equal to the median and lower than the average aggregate management fees of the Fund’s SRI peer group. They also noted that the total expense ratio of the International Opportunities Fund’s Investor shares was higher than the median total expense ratios of the SRI peer group, after giving effect to the applicable contractual expense waiver arrangements.

International Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the International Fund’s Investor shares were lower than the median and average aggregate management fees of the Fund’s SRI peer group. They also noted that the total expense ratio of the International Fund’s Investor shares was higher than the median total expense ratios of the SRI peer group, after giving effect to the applicable contractual expense waiver arrangements.

Bond Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the Bond Fund’s Investor shares were higher than the median and average aggregate management fees of the relevant SRI and non-SRI peer groups. They also noted that the total expense ratio of the Bond Fund’s Investor shares was higher than the median total expense ratio of the SRI peer group, and lower than the median total expense ratio of the non-SRI peer group, in each case after giving effect to the applicable contractual expense waiver arrangements.

The Board took into account management’s discussion of the Funds’ expenses, including the differences between the amount of those expenses and the expenses borne by the Funds in the Funds’ respective expense peer groups, as well as the impact of the size of the Domini Fund complex on expenses relative to those of the other funds in each Fund’s respective peer group. The Board also took into account the level and type of services provided by Domini to the Funds. The Board also noted management’s discussion of the management fee structure with respect to each Fund and considered that Domini was waiving and/or reimbursing certain expenses for each of the Funds. The Board also took into account other comparative data compiled from Morningstar related to the Funds’ fees and expenses.

Based on the foregoing, the Trustees concluded that management fees payable by each of the Funds were fair and reasonable in relation to the nature and quality of services provided and supported approval of the continuance of the Management Agreement with respect to each Fund.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini in respect of its management relationship with each Fund and sponsorship relationship with the Equity Fund and administrative relationship with the Bond Fund for the 2021 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini in connection with the operations of each Fund for December 31, 2021. The Trustees also noted that Domini paid the submanagement fees for each of the Funds out of the management fees that it received from each Fund. The Trustees also considered that Domini had entered into expense limitation arrangements with respect to the Funds. The Board also took into account the risks that Domini assumes as each Fund’s Adviser, including entrepreneurial, operational, reputational, litigation and regulatory risk. The Trustees concluded that they were satisfied that the level of profitability of Domini and its affiliates with respect to the services provided to each Fund, if any, was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini as each Fund’s assets increased and the extent to which such economies of scale were reflected in the fees charged with respect to each Fund under the Management Agreements. The Trustees noted that there were breakpoints in the fee schedules with respect to each Fund. The Trustees concluded that breakpoints were an effective way to share economies of scale and that this was a positive factor in support of the approval of the continuance of the Management Agreement with respect to each Fund.

Other Benefits. The Trustees considered the other benefits that Domini and its affiliates receive from their relationship with each Fund. The Trustees also considered the fees payable to Domini under the Sponsorship Agreement and Administration Agreement. The Trustees considered that Domini’s profitability would be lower if the benefits described above were not received. The Trustees considered the brokerage practices of Domini and noted that, based on information provided to them, Domini does not currently receive the benefits of soft dollar commissions with respect to the Funds. The Trustees also considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the Funds. The Trustees concluded that the benefits received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and each of the Funds, and supported the approval of the continuance of the Management Agreement with respect to each Fund.

APPROVAL OF THE SUBMANAGEMENT AGREEMENTS

The primary factors and the conclusions regarding the Submanagement Agreements with respect to each Fund are described below. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Trustees noted that the evaluation process with respect to SSGA, Wellington Management, and the Submanagement Agreements is an ongoing one. In evaluating the Submanagement Agreements, the Trustees took into account their knowledge of SSGA and Wellington Management, and each of their services and the Funds resulting from the Trustees meetings and other information and interactions in past years. The Trustees also took into account the recommendations and performance evaluations of Domini with respect to SSGA and Wellington Management and considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry).

Nature, Quality, and Extent of Services Provided. The Trustees reviewed information and materials provided by SSGA and Wellington Management related to the applicable Submanagement Agreement with respect to each Fund, including the Submanagement Agreement, SSGA’s and Wellington Management’s Form ADV, a description of each firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are made and executed, the financial condition of SSGA and Wellington Management and each firm’s ability to provide the services required under the applicable Submanagement Agreement, an overview of the personnel that perform services for each Fund, and SSGA and Wellington Management’s compliance policies and procedures. The Board also considered SSGA’s and Wellington Management’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity, and disaster recovery. The Board considered the financial condition and operations of each of SSGA and Wellington Management during the COVID-19 pandemic and noted that there had been no material disruption of SSGA’s or Wellington Management’s services to the Funds and that SSGA and Wellington Management had each continued to provide the same level, quality, and extent of services to the respective Funds.

The Trustees reviewed the terms of each Submanagement Agreement and considered the scope and quality of the services provided by SSGA and Wellington Management to each Fund under the respective Submanagement Agreement. The Trustees noted that pursuant to each Submanagement Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund, which it does including by engaging and overseeing the activities of SSGA and Wellington Management, as applicable. It was noted, with respect to the Equity Fund, Sustainable Solutions Fund, and International Opportunites Fund, that Domini applies its environmental and social standards to select such Fund’s investments and that SSGA, the Fund’s submanager, purchases and sells securities to implement Domini’s selections and for managing the amount of the Fund’s assets to be held in short-term investments. It was noted with respect to the International Fund and Bond Fund, that Domini applies its environmental and social standards to a universe of securities provided by Wellington Management with respect to each Fund and that Wellington Management provides the day-to-day portfolio management of each Fund, including making purchases and sales of securities consistent with each Fund’s investment objective and policies and Domini’s environmental and social standards.

The Trustees then considered the professional experience, tenure, and qualifications of the portfolio management team of each Fund and the other senior personnel at SSGA and Wellington Management. They also reviewed SSGA and Wellington Management’s compliance record. The Trustees also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer (CCO) regarding SSGA and Wellington Management’s compliance policies and procedures, including its Code of Ethics. They noted SSGA and Wellington Management’s implementation of liquidity risk management reporting requirements required by SEC regulation. The Trustees noted that there were no material changes to the teams providing services to each Fund. The Trustees also received information with respect to SSGA and Wellington Management’s brokerage policies and practices, including with respect to best execution and soft dollars. The terms of the Submanagement Agreements were also reviewed by the Trustees.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by SSGA and Wellington Management to each Fund under the applicable Submanagement Agreement.

Performance Information. As noted in Exhibit A, the Trustees considered the investment performance of each Fund over various time periods based on data provided by Domini including for the 1-, 3-, 5-, and 10-year periods ended December 31, 2021 (or, for the Sustainable Solutions Fund and International Opportunties Fund, which commenced operations in 2020, for the 1-year and Since Inception periods). This information was compared to performance information with respect to each Fund’s respective benchmark. The Trustees also compared the investment performance of Investor Shares of each Fund for the 1-, 3-, 5-, and 10-year periods ended January 31, 2022 (or, for the Sustainable Solutions Fund and International Opportunities Fund, which commenced operations in 2020, for the 1-year period), to the performance of a peer group of socially responsible (SRI) funds and non-SRI Funds, as applicable, as identified by Strategic Insight, an independent third-party data provider. The Trustees also took into account Domini’s evaluation of SSGA’s and Wellington Management’s performance with respect to each Fund.

The Trustees concluded that they had continued confidence in SSGA’s and Wellington Management’s overall capability to manage the respective Funds for which they served as Submanager.

Fees and Other Expenses. The Trustees considered the submanagement fees paid by Domini to SSGA and Wellington Management under the Submanagement Agreement with respect to each Fund. The Trustees noted that each Submanagement Agreement had been negotiated at arms-length between Domini and SSGA or Wellington Management, as applicable. The Trustees noted SSGA’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the Equity Fund, the Sustainable Solutions Fund, or the International Opportunities Fund because of the unique investment approach applied to such Funds (combining investment selection from Domini and trade implementation and management of short-term investments by SSGA). The Trustees noted Wellington Management’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the International Fund or the Bond Fund because of the unique investment approach applied to such Funds (combining proprietary analysis from Domini and Wellington Management). The Trustees also compared SSGA’s and Wellington Management’s fee with respect to each Fund against the other Funds and took into account the different investment strategies of each Fund. The Trustees also noted the comparative sub-advisory fee information, as available, in the report provided by Strategic Insight with respect to each Fund. The Trustees noted that, with respect to each Fund, Domini (and not the applicable Fund) pays SSGA and Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the Management Agreement with respect to each Fund.

The Trustees determined, based on the nature and quality of the services provided by SSGA and Wellington Management, and in light of the preceding factors, that the fees paid by Domini to SSGA and Wellington Management with respect to each Fund were fair and reasonable in relation to the nature and quality of services provided and supported approval of the continuance of the Submanagement Agreement with respect to each Fund.

Costs of Services Provided and Profitability.

Equity Fund, Sustainable Solutions Fund, and International Opportunities Fund

The Trustees reviewed SSGA’s audited financial statements for the year ended December 31, 2021. The Board noted SSGA’s indication that it would be difficult for SSGA to estimate profitability with respect to the Funds given the aggregated reporting used by the parent company. Based on the allocation methodology described and information provided, the Trustees concluded that they were satisfied that SSGA’s level of profitability with respect to services provided to the Fund was not excessive. However, the Board also took into account that each Submanagement Agreement was negotiated on an arms-length basis and that Domini, and not the Funds, pays the submanagement fees to SSGA from its advisory fee and that, therefore, the costs of the services provided and the profitability realized by SSGA was not a material factor in the Board consideration.

International Fund and Bond Fund

The Trustees reviewed financial information provided by Wellington Management, including a pro-forma income statement for the year ended December 31, 2021, which identified the revenues generated by the Funds as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to services provided to that Fund was not excessive. However, the Board also took into account that the Submanagement Agreements were negotiated on an arms-length basis and that Domini, and not the Funds, pays the submanagement fees to Wellington Management from its advisory fee and that, therefore, the costs of the services provided and the profitability realized by Wellington Management was not a material factor in the Board consideration.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by SSGA and Wellington Management as the assets in each Fund increased and the extent to which economies of scale were reflected in the fee schedule for that Fund under each Submanagement Agreement. The Trustees noted that the submanagement fees are paid by Domini and not the Fund. However, the Trustees noted the breakpoints in fees payable under each Submanagement Agreement with respect to each Fund, as well as breakpoints in the fees payable to Domini under the Management Agreement for each Fund, and concluded that such breakpoints were an effective way to share economies of scale with shareholders as the assets in each Fund grew and supported the approval of the applicable Submanagement Agreement.

Other Benefits. The Trustees considered the other benefits that SSGA and Wellington Management and their respective affiliates received from their relationship with the Funds. The Board noted that one of SSGA’s affiliates currently serves as the Funds’ Custodian. The Board noted that none of Wellington Management or any of its affiliates provided any other services to the Funds. The Trustees also considered the brokerage practices of SSGA and Wellington Management, including each entity’s use of soft dollar arrangements. In addition, the Trustees considered the intangible benefits that accrued to SSGA and Wellington Management and their respective affiliates by virtue of their relationship with the Funds.

The Trustees concluded that the benefits received by SSGA, Wellington Management, and their respective affiliates were reasonable in the context of the relationship between SSGA or Wellington Management, and each applicable Fund, and supported the approval of the Submanagement Agreement with respect to each Fund.

* * * * * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Management Agreements and the Submanagement Agreements would be in the best interest of the respective Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Management Agreements and Submanagement Agreements respectively for an additional one-year period.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

As required by law, the Domini Investment Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), that is designed to assess and manage liquidity risk. Liquidity risk is the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Funds’ Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Domini Impact Investments LLC (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report through March 31, 2022 (the “Reporting Period”) that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any Highly Liquid Investment Minimum, and described any material changes that had been made to the Program or were recommended (the “Report”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored each Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that each Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing each Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing each Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources as components of the Fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing each Fund’s investments into one of four liquidity buckets. In reviewing each Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. For each Fund, the Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, no Fund acquired any illiquid investment such that, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by a Fund during the Reporting Period.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage each Fund’s liquidity risk throughout the Reporting Period.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Investment Trust (the “Trust”) as of July 31, 2022. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Impact Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 180 Maiden Lane, Suite 1302, New York, NY 10038. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Amy L. Domini* (72) Chair of the Trust since 2016 and Trustee of the Trust since 1990	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018), Chairperson (since 2016), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (1998-2017) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager (since 2002), Domini Holdings LLC (holding company); President (1990-2017), Domini Investment Trust; Private Trustee (since 1987), Loring, Wolcott & Coolidge Office (fiduciary); Partner (since 1994), Loring, Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company).	5	Board Member (since 2020), Center for Responsible Lending (nonprofit); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit); Trustee (1998-2022), New England Quarterly (periodical).

DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Kirsten S. Moy (75) Trustee of the Trust since 1999	Senior Fellow (since 2014), The Aspen Institute (research and education); Visiting Scholar (2016-2018), Low Income Investment Fund (housing and community revitalization nonprofit); Visiting Scholar (2016-2018), Federal Reserve Bank of San Francisco (bank).	5	Board Member (since 2012), Community Development Finance (asset building non-profit); Board Member (since 2022), Island Press (nonprofit publisher).

Gregory A. Ratliff (62) Trustee of the Trust since 1999	Senior Vice President (since 2019), Rockefeller Philanthropy Advisors (philanthropy); Vice President (2017-2019), ACT, Inc. (education testing); Lead Senior Program Officer (2007-2017), Gates Foundation (philanthropy).	5	N/A

John L. Shields (69) Trustee of the Trust since 2004	President (since 2018), Advisor Guidance, Inc. (management consulting firm); Managing Director (2016-2018), CFGI, LLC (management consulting firm).	5	Director (since 2018), EverQuote, Inc. (technology company) (public); Director (since 2015), Vestmark, Inc. (software company); Director (since 2008), Cogo Labs, Inc. (technology company).
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Megan L. Dunphy* (52) Chief Legal Officer of the Trust since 2014, Vice President of the Trust since 2013, and Secretary of the Trust since 2005	General Counsel (since 2014), Managing Director (2015-2017) and Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Investment Trust.	N/A	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Carole M. Laible* (58) President of the Trust since 2017	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018), CEO and Manager (since 2016), Member (since 2006), Domini Impact Investments LLC; Manager (since 2017), President and CEO (since 2002), Chief Financial Officer (since 1998), Secretary (since 1998), Treasurer (since 1998) and Registered Principal (since 1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); Vice President (2007-2017) and President (since 2017), Domini Investment Trust.	N/A	N/A

Douglas Lowe* (66) Assistant Secretary of the Trust since 2007	Senior Call Center Manager (since 2019) and Senior Compliance Manager and Counsel (2006-2019), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investment Services LLC.	N/A	N/A

Meaghan O’Rourke-Alexander* (42) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust.	N/A	N/A

Christina Povall* (52) Treasurer of the Trust since 2017 and Vice President of the Trust since 2013	Chief Financial Officer (since 2014), Managing Director (2014-2017) and Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Assistant Treasurer (2007-2017) and Vice President (since 2013), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investment Services LLC.	N/A	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Maurizio Tallini* (48) Chief Compliance Officer of the Trust since 2005, Vice President of the Trust since 2007, and Chief Information Security Officer of the Trust since 2015	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), and Chief Information Security Officer (since 2015), Domini Impact Investments LLC; Vice President (since 2007) and Chief Compliance Officer (since 2005) and Chief Information Security Officer (since 2015), Domini Investment Trust; Chief Compliance Officer (since 2015), Registered Principal (since 2014), and Chief Information Security Officer (since 2015), DSIL Investment Services LLC.	N/A	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting domini.com/proxyvoting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at domini.com, and on the EDGAR database on the SEC’s website at sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. The Domini Funds’ Forms NPORT-EX are available on the EDGAR database on the SEC’s website at sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on is also available to be viewed at domini.com.

DOMINI FUNDS

P.O. Box 46707

Cincinnati, OH 45246-0707

1-800-582-6757

domini.com

Investment Manager, Sponsor, and Distributor:

Domini Impact Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

180 Maiden Lane, Suite 1302

New York, NY 10038-4925

Investment Submanagers:

Domini Impact Equity Fund

Domini International Opportunities Fund

Domini Sustainable Solutions Fund

SSGA Funds Management, Inc.

1 Iron Street

Boston, MA 02210

Domini Impact International Equity Fund

Domini Impact Bond Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Transfer Agent:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian:

State Street Bank and Trust Company

100 Summer Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Sign up for Domini news and impact updates at domini.com/subscribe

Domini Funds

P.O. Box 46707 | Cincinnati, OH 45246-0707

1-800-582-6757 | domini.com | @DominiFunds

Subscribe to Domini news at domini.com/subscribe

Domini Impact Equity FundSM

Investor Shares: CUSIP 257132100 | DSEFX

Institutional Shares: CUSIP 257132852 | DIEQX

Class Y Shares: CUSIP 257132308 | DSFRX

Class A Shares: CUSIP 257132860 | DSEPX

Domini International Opportunities FundSM

Investor Shares: CUSIP 257132753 | RISEX

Institutional Shares: CUSIP 257132746 | LEADX

Domini Sustainable Solutions FundSM

Investor Shares: 257132761 | CAREX

Institutional Shares: 257132779 | LIFEX

Domini Impact International Equity FundSM

Investor Shares: CUSIP 257132704 | DOMIX

Institutional Shares: CUSIP 257132811 | DOMOX

Class Y Shares: CUSIP 257132787 | DOMYX

Class A Shares: CUSIP 257132886 | DOMAX

Domini Impact Bond FundSM Investor Shares: CUSIP 257132209 | DSBFX Institutional Shares: CUSIP 257132829 | DSBIX Class Y Shares: CUSIP 257132795 | DSBYX

(b)	Not applicable

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2022, and July 31, 2021, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2022	2021
Domini Impact Equity Fund	$44,600	$42,500
Domini Impact Bond Fund	$37,700	$35,600
Domini Impact International Equity Fund	$37,700	$35,600
Domini Sustainable Solutions Fund	$37,700	$35,600
Domini International Opportunities Fund	$37,700	$33,600

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2022, and July 31, 2021.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2022, and July 31, 2021 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Impact Investments LLC and entities controlling, controlled by, or under common control with Domini Impact Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2022, and July 31, 2021, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2022	2021
Domini Impact Equity Fund	$8,055	$7,600
Domini Impact Bond Fund	$8,055	$7,600
Domini Impact International Equity Fund	$8,055	$7,600
Domini Sustainable Solutions Fund	$8,055	$7,600
Domini International Opportunities Fund	$8,055	$7,600

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2022, and July 31, 2021 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2022 and July 31, 2021 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2022, and July 31, 2021 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1. Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2. Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3. Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4. Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5. Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6. All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8. Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9. Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 26, 2021 through October 31, 2022

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters

Not to exceed $9,000 per filing

Appendix B - Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 26, 2021 through October 31, 2022

Service	Fee Range

Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies

Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 26, 2021 through October 31, 2022

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter1
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.

Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 26, 2021 through October 31, 2022

Service	Fee Range
With respect to any service set forth in Appendices A, B, or C, and any other permitted services not listed herein, the Audit Committee Chair is delegated pre-approval authority.	Not to exceed $20,000 per service, or $75,000 per annum in the aggregate for all such services.
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

[1]

For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2022, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2022
Domini Impact Equity Fund	0%
Domini Impact Bond Fund	0%
Domini Impact International Equity Fund	0%
Domini Sustainable Solutions Fund	0%
Domini International Opportunities Fund	0%

(g) There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2022 and July 31, 2021.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2022 was $ 40,275. These fees related to the 2022 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2021, were $38,000. These fees related to the 2021 Tax Fees described in Item 4 (c).

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Carole M. Laible, the registrant’s President and Principal Executive Officer, and Christina Povall, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Laible and Ms. Povall determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Laible and Ms. Povall, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(a)(4) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST

By:	/s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date: October 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date: October 7, 2022

By:	/s/ Christina Povall
Christina Povall
Treasurer (Principal Financial Officer)

Date: October 7, 2022